                                                  Filed Pursuant to Rule 497(h)
                                                            File No. 333-102009

PROSPECTUS
[LOGO] AEW
                                  $28,000,000
                          AEW Real Estate Income Fund

                   Auction Market Preferred Shares ("AMPS")
                            1,120 Shares, Series M
                   Liquidation Preference $25,000 per Share

                               ----------------

      AEW Real Estate Income Fund (the "Fund") is a recently organized, non-diversified, closed-end management investment company.

      .   The Fund's primary investment objective is high current income; and

      .   The Fund's secondary investment objective is capital appreciation.

      The Offering. The Fund is offering 1,120 Series M Auction Market Preferred Shares ("AMPS"). The AMPS will not be listed on any exchange. Generally, investors may only buy and sell the AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent or in a secondary market that certain broker-dealers may maintain. These broker-dealers are not required to maintain a market in the AMPS, and a secondary market, if one develops, may not provide investors with liquidity.

      Portfolio Contents. Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common shares, preferred shares, convertible preferred shares and debt securities issued by Real Estate Companies (companies, including real estate investment trusts ("REITs"), that generally derive at least 50% of their revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have at least 50% of their assets invested in such real estate). The Fund will, under normal market conditions, invest at least 80% of its total assets in income-producing equity securities issued by REITs. The Fund may invest in non-investment grade fixed income securities, such as non-investment grade debt securities (commonly known as "junk bonds") and non-investment grade preferred and convertible preferred shares, although the Fund will not invest in a non-investment grade fixed income security if, as a result of such investment, more than 25% of the Fund's total assets would be invested in such securities. There can be no assurance that the Fund will achieve its investment objectives. For more information on the Fund's investment strategies, see "Investment Objectives and Policies" and "Principal Risks of the Fund."

      Investing in the AMPS involves risks that are described in the "Principal Risks of the Fund" and "Additional Risk Considerations" beginning on page 29 of this prospectus. Certain of these risks are summarized in "Prospectus Summary--Principal Risks of the Fund" and "Prospectus Summary--Additional Risk Considerations" beginning on page 9 of the prospectus. The minimum purchase amount of the AMPS is $25,000.

                               ----------------

                                             Per Share    Total
                                             ---------    -----
Public offering price.......................  $25,000  $28,000,000
Sales load..................................     $250     $280,000
Proceeds, before expenses, to the Fund /(1)/  $24,750  $27,720,000

   /(1)/ Not including offering expenses payable by the Fund estimated to be $284,700, or $254.20 per share.

      The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the AMPS are first issued.

      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

      The underwriters are offering the AMPS subject to various conditions. The underwriters expect to deliver the AMPS, in book-entry form, through the facilities of The Depository Trust Company on or about February 10, 2003.

                               ----------------

Merrill Lynch & Co.                                       Prudential Securities

                               ----------------

               The date of this prospectus is February 5, 2003.

      (continued from previous page)

      This prospectus sets forth concisely information about the Fund you should know before investing. You should read the prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated February 5, 2003 (the "SAI"), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the SAI on page 61 of this prospectus. You may request a free copy of the SAI by calling (800) 862-4863 or by writing to the Fund. You may also obtain the SAI and other information regarding the Fund on the SEC's web site (http://www.sec.gov).

      Investors in the AMPS will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for the AMPS. The dividend rate for the initial dividend period will be 1.35%. The initial dividend period for the AMPS is from the date of issuance through February 24, 2003. For subsequent dividend periods, the AMPS will pay dividends based on a rate generally set at auctions held every seven days. After the initial rate period described in this prospectus, investors may generally only buy or sell AMPS through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this prospectus. Prospective purchasers should carefully review the auction procedures described in this prospectus, and should note:

      . a buy order (called a "bid") or sell order is a commitment to buy or sell AMPS based on the results of an auction;

      . purchases and sales will be settled on the next business day after the auction; and

      . ownership of the AMPS will be maintained in book-entry form by or through The Depository Trust Company (or any successor securities depository).

      The AMPS, which have no history of public trading, are not listed on an exchange. Broker-dealers may maintain a secondary trading market in the AMPS outside of the auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers, and the trading price will be subject to variables to be determined at the time of the trade by such broker dealers). A general increase in the level of interest rates may have an adverse effect on the secondary market price of the AMPS, and an investor that sells AMPS between auctions may receive a price per share of less than $25,000.

      The AMPS will be senior to the Fund's outstanding common shares of beneficial interest, par value $0.00001 per share ("Common Shares"), which are traded on the American Stock Exchange under the symbol "RIF." The AMPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The AMPS also have priority over the Common Shares as to distribution of assets. See "Description of AMPS." The Fund may redeem AMPS as described under "Description of AMPS--Redemption." It is a condition of closing this offering that the AMPS be offered with a rating of "Aaa" from Moody's Investors Service, Inc. ("Moody's") and of "AAA" from Fitch Ratings ("Fitch").

      The AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depositary institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               TABLE OF CONTENTS

                                                             Page
                                                             ----
Prospectus Summary..........................................   4
Financial Highlights (Unaudited)............................  21
The Fund....................................................  22
Use of Proceeds.............................................  22
Capitalization..............................................  22
Portfolio Composition.......................................  22
Investment Objectives and Policies..........................  23
Interest Rate Transactions..................................  28
Principal Risks of the Fund.................................  29
Additional Risk Considerations..............................  38
Management of the Fund......................................  39
Description of AMPS.........................................  41
The Auction.................................................  48
Net Asset Value.............................................  52
Description of Capital Structure............................  53
Closed-End Structure........................................  54
Possible Conversion to Open-End Status......................  55
Repurchase of Shares........................................  55
Tax Matters.................................................  55
Certain Provisions in the Declaration of Trust..............  57
Underwriting................................................  59
Custodian, Auction Agent and Transfer Agent.................  60
Legal Matters...............................................  60
Available Information.......................................  60
Table of Contents of the Statement of Additional Information  61

                               ----------------

      You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. The Fund's business, financial condition and prospects may have changed since that date.

                              PROSPECTUS SUMMARY

      This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund's AMPS. You should review the more detailed information contained in this prospectus and in the SAI, especially the information set forth under the headings "Principal Risks of the Fund" and "Additional Risk Considerations."

The Fund..................   AEW Real Estate Income Fund (the "Fund") is a
                             recently organized, non-diversified, closed-end management investment company. The Fund commenced operations on November 26, 2002 in connection with an initial public offering of 3,750,000 Common
                             Shares. As of January 15, 2003, the Fund had
                             3,832,000 Common Shares outstanding and managed assets of approximately $54,938,000. The Fund's
                             Common Shares are traded on the American Stock
                             Exchange under the symbol "RIF." The Fund's principal office is located at 399 Boylston
                             Street, Boston, Massachusetts 02116, and its telephone number is (800) 862-4863. See "The Fund."

The Offering..............   The Fund is offering 1,120 Series M AMPS, $0.00001
                             par value, at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Fund first issues the AMPS. The AMPS are being offered by a group of underwriters led by Merrill Lynch, Pierce, Fenner
                             & Smith Incorporated ("Merrill Lynch").

                             The AMPS entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for the AMPS. In general, except as described under "Description of AMPS--Dividends and Rate Periods," the dividend period for the AMPS will be seven days. The auction agent will determine the dividend rate for a particular rate period by an auction conducted on the business day immediately prior to the start of that rate period. See "The Auction."

                             The AMPS are not listed on an exchange. Instead, investors will generally buy or sell AMPS in an auction by submitting orders to broker-dealers that have entered into an agreement with the auction agent.

                             Generally, investors in AMPS will not receive certificates representing ownership of their shares. The securities depository (The Depository Trust Company or any successor) or its nominee for the account of the investor's broker-dealer will maintain record ownership of AMPS in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of AMPS.

Investment Manager, Administrator
and Sub-Administrator.....   AEW Management and Advisors, L.P. is the Fund's
                             investment manager (the "Investment Manager"). The
                             Investment Manager is a
                             real estate investment advisory firm that provides investment management and related services to institutional and retail investors. Together with its affiliates operating under the AEW name, the Investment Manager managed approximately $6.7 billion of client capital as of December 31, 2002.
                             The Investment Manager is a subsidiary of CDC IXIS
                             Asset Management North America, L.P., which, together with its subsidiaries and affiliates in the U.S., Europe and Asia, managed approximately
                             $312.8 billion in assets for institutions and individuals as of December 31, 2002. An affiliate of the Investment Manager, CDC IXIS Asset
                             Management Services, Inc. ("CDC IXIS Services"), has responsibility for providing or procuring administrative services for the Fund and assisting the Fund with operational needs pursuant to an Administrative Services Agreement. As permitted by the Administrative Services Agreement, CDC IXIS
                             Services has entered into an agreement with Investors Bank & Trust Company to perform certain administrative functions subject to the supervision of CDC IXIS Services (the
                             "Sub-Administration Agreement"). See "Management of the Fund--Administrative Services and
                             Sub-Administration Agreements."

Fees and Expenses.........   The Fund will pay the Investment Manager a monthly
                             fee computed at the annual rate of 0.80% of average daily managed assets (which include the liquidation preference of the AMPS and the principal amount of any borrowings used for leverage). The Investment Manager has contractually agreed to waive a portion of its investment management fees in the amount of 0.25% of average daily managed assets for the first five years of the Fund's operations (through November
                             29, 2007), and in declining amounts for each of the four years thereafter (through November 29, 2011). See "Management of the Fund--Investment
                             Management Agreement."

                             Under the Administrative Services Agreement, the Fund pays CDC IXIS Services a monthly administration fee computed on the basis of the average daily managed assets of the Fund at an annual rate equal to 0.06% of the first $300 million in assets and 0.0575% of assets in excess of $300 million, with a minimum annual fee of $150,000. Under the Sub-Administration Agreement, CDC IXIS Services (and not the Fund) pays Investors Bank & Trust Company, the Fund's sub-administrator, a monthly fee computed on the basis of the managed assets of the Fund at an annual rate equal to 0.015% of the first $300 million in assets and 0.012% thereafter. See "Management of the Fund--Administrative Services and Sub-Administration Agreements."

Investment Objectives and
Policies..................   The Fund's primary investment objective is high
                             current income. Capital appreciation is a secondary investment objective. There can be no assurance that the Fund's investment objectives will be achieved. The Fund's investment objectives and certain investment policies are considered fundamental and may not be changed without shareholder approval. See "Investment Objectives and Policies."

                             Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common shares, preferred shares, convertible preferred shares and debt securities issued by Real Estate Companies, including real estate investment trusts, or "REITs." A "Real Estate Company" is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate). As part of this policy, the Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of Real Estate Companies. Under normal market conditions, the Investment Manager expects to invest approximately 60% to 80% of the Fund's total assets in common shares of Real Estate Companies and approximately 20% to 40% of its total assets in preferred shares, including convertible preferred shares, issued by Real Estate Companies. Under normal market conditions, at least 80% of the Fund's total assets will be invested in income-producing equity securities issued by REITs. A significant portion of the equity securities of the Real Estate Companies in which the Fund invests are expected to trade on a national securities exchange or in the over-the-counter-market. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate or in real estate-related loans (such as mortgages) or other interests. REITs are generally not taxed on income distributed to shareholders provided they distribute to their shareholders substantially all of their income and otherwise comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, REITs generally pay relatively high dividends (as compared to other types of companies). The Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income. The Fund will primarily invest in Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. The Fund may invest up to 20% of its total assets in U.S. Government obligations and debt securities, including convertible debt securities, issued by Real Estate Companies. The preferred shares, convertible preferred shares and debt securities in which the Fund may invest are sometimes collectively referred to in this prospectus as "Fixed Income Securities." The Fund may invest in Fixed Income Securities that are below investment grade quality. A Fixed Income Security will be considered to be investment grade if, at the time of investment, such security has a rating of "BBB" or higher by Fitch or Standard & Poor's Ratings Services ("S&P") or "Baa" or higher by Moody's or an equivalent rating by another nationally recognized statistical rating agency or, if unrated, is judged to be of comparable quality by the Investment Manager. The Fund will not invest in a non-investment grade Fixed Income Security if, as a result of such investment, more than 25% of the Fund's total assets would be invested in non-investment grade Fixed Income Securities. The Fund may invest up to 10% of its total assets in securities of non-U.S. issuers located in countries that are members of the Organisation For Economic Co-operation and

                             Development. The Fund may invest in securities that are illiquid so long as no more than 10% of the total assets of the Fund (taken at market value at the time of investment) would be invested in such securities. The Fund will not invest more than 15% of its total assets (taken at market value at the time of investment) in the securities of any one issuer other than the U.S. Government. The Fund may invest in interest rate swap or interest rate cap transactions in order to reduce the interest rate risk inherent in the Fund's underlying investments and capital structure. See "Interest Rate Transactions." The Fund may also purchase or sell futures or options on futures to hedge interest rate risks. See "Investment Objectives and Policies" and "Principal Risks of the Fund."

                             In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. The Fund would be unable to achieve its investment objectives if a substantial portion of its assets consisted of such instruments.

Leverage..................   The Fund expects to utilize financial leverage on
                             an ongoing basis for investment purposes. The Fund anticipates that, immediately after the completion of the offering of AMPS, the AMPS (together with any other outstanding forms of leverage) will represent approximately 35% of the Fund's managed assets. This amount may vary, but the Fund will not incur leverage (including AMPS and other forms of leverage) in an amount exceeding 50% of its managed assets. "Managed assets" means the net asset value of the Common Shares plus the liquidation preference of any preferred shares
                             (including the AMPS) and the principal amount of any borrowings used for leverage. Although the Fund may in the future offer other preferred shares, the Fund does not currently intend to offer preferred shares other than the AMPS offered in this prospectus.

                             As an alternative to AMPS (during periods in which no AMPS are outstanding), the Fund may incur leverage through the issuance of commercial paper or notes or other borrowings. Any AMPS or borrowings will have seniority over the Common Shares.

                             The Fund generally will not utilize leverage if it anticipates that it would result in a lower return to holders of the Fund's Common Shares ("Common Shareholders") over time than if leverage were not used. Use of financial leverage creates an opportunity for increased income for Common Shareholders, but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of dividends on the Common Shares and of the net asset value and market price of the Common Shares), and there can be no assurance that the Fund's use of leverage will be successful. Because the fees received by the Investment Manager are based on the managed assets of the Fund (including assets represented by the AMPS and other leverage), the Investment Manager has a financial incentive for the Fund to issue the AMPS and incur other leverage. See "Principal Risks of the Fund--General Risks of Investing in the Fund --Leverage Risk."

Interest Rate Transactions   In order to reduce the interest rate risk inherent
                             in the Fund's underlying investments and capital structure, the Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (the
                             "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the AMPS or any variable rate borrowing. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap.
                             Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could increase or decrease the value of the Fund's investment portfolio. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and this could reduce asset coverage on the AMPS or negatively impact the Fund's ability to make dividend payments on the AMPS. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on, among other things, the general state of short-term interest rates, such a default could negatively impact the value of the Fund's investment portfolio. In addition, there is a risk that the Fund will not be able to enter into suitable interest rate swap or cap transactions, or that the terms of an interest rate swap or cap transaction will be less favorable to the Fund than expected. Similarly, at the time an interest rate swap or cap transaction terminates, the Fund may not be able to obtain a replacement transaction, or the terms of any replacement transaction may not be as favorable to the Fund. If these situations occur, they could reduce asset coverage on the AMPS or have a negative impact on the Fund's ability to make dividend payments on the AMPS. If the Fund fails to maintain the required 200% asset coverage of the liquidation value of the outstanding AMPS, or if the Fund loses its expected AAA/Aaa rating on the AMPS or fails to maintain other covenants, the Fund may be required to redeem some or all of the AMPS. Similarly, the Fund could be required to prepay the principal amount of any borrowings. Such redemption or prepayment likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap or cap could result in a termination payment by the Fund. The Fund does not intend to enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage. In addition to using swaps and caps, the Fund may also purchase or sell futures contracts or options on futures contracts in an attempt to hedge interest rate risks. See "Principal Risks of the Fund--General Risks of Investing in the Fund--Leverage Risk" and "Interest Rate
                             Transactions" for additional information.

Principal Risks of the Fund  Risk is inherent in all investing. Therefore, before investing in the AMPS and the Fund, you should consider certain risks carefully.

                             The following paragraphs summarize the principal risks to which the Fund and the AMPS are subject. For a more detailed discussion of these risks, see "Principal Risks of the Fund."

                             Risks of Investing in the AMPS

                             The primary risks of investing in the AMPS include:

                             Interest Rate Risk. The AMPS pay dividends based on shorter-term interest rates. The Fund purchases real estate equity securities that pay dividends that are based on the performance of the issuers. The Fund also may buy real estate debt securities that pay interest based on longer-term yields. These dividends and interest payments are typically, although not always, higher than shorter-term interest rates. Real Estate Company dividends, as well as longer-term and shorter-term interest rates, fluctuate. If shorter-term interest rates rise, dividend rates on AMPS may rise so that the amount of dividends paid to holders of AMPS exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on AMPS, however, dividend rates on AMPS would need to exceed the net rate of return on the Fund's portfolio by a significant margin before the Fund's ability to pay dividends on AMPS would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio and thus reduce the amount of assets serving as asset coverage for the AMPS.

                             Auction Risk. You may not be able to sell your AMPS at an auction if the auction fails, i.e., if there are more AMPS offered for sale than there are buyers for those shares. Also, if you place a bid order (an order to retain AMPS) at an auction only at a specified rate, and that rate exceeds the rate set at the auction, your order will be deemed an irrevocable offer to sell your AMPS, and you will not retain your AMPS. Additionally, if you buy AMPS or elect to retain AMPS without specifying a rate below which you would not wish to buy or continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your AMPS than the market rate for similar investments. The dividend period for the AMPS may be changed by the Fund, subject to certain conditions and with notice to the holders of the AMPS, which could also affect the liquidity of your investment. See "Description of AMPS" and "The Auction."

                             Secondary Market Risk. If you try to sell your AMPS between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. Changes in interest rates could affect the price you would receive if you sold your AMPS in the secondary market, particularly if the Fund has designated a special rate period (a dividend period of more than seven days). Broker-dealers that maintain a secondary trading market (if any) for the AMPS are not required to maintain this market, and the Fund is not required to redeem shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. The AMPS are not registered on a stock exchange or The Nasdaq Stock Market, Inc. ("NASDAQ"). If you sell your AMPS between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special rate period.

                             Ratings and Asset Coverage Risk. While it is a condition to the closing of the offering that Moody's assigns a rating of "Aaa" and Fitch assigns a rating of "AAA" to the AMPS, these ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. In addition, Moody's, Fitch or another rating agency rating the AMPS could downgrade the AMPS, which may make your shares less liquid at an auction or in the secondary market. If a rating agency downgrades the AMPS, the Fund may (but is not required to) alter its portfolio in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. See "Additional Risk Considerations--Portfolio Turnover." In addition, the Fund may be forced to redeem your AMPS to meet regulatory or rating agency requirements. The Fund may also voluntarily redeem AMPS under certain circumstances. See "Description of AMPS --Redemption." The asset coverage requirements imposed by a rating agency may limit the Fund's ability to invest in certain securities or utilize certain investment techniques that the Investment Manager might otherwise consider desirable. See "Description of AMPS -- Rating Agency Guidelines and Asset Coverage" for a description of the rating agency guidelines with which the Fund must currently comply.

                             Restrictions on Dividends and Other
                             Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares and AMPS, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem AMPS to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such redemptions can be effected in time to meet the requirements of the Code. See "Tax Matters."

                             Portfolio Investments Risk.  In certain
                             circumstances, the Fund may not earn sufficient income from its investments to pay dividends on AMPS. In addition, the value of the Fund's investment portfolio may decline, reducing the asset coverage for the AMPS. If an issuer whose securities the Fund purchases experiences financial difficulties, defaults, or is otherwise affected by adverse market factors, there may be a negative impact on the income and/or asset value of the Fund's investment portfolio, which would reduce asset coverage for the AMPS and make it more difficult for the Fund to pay dividends on the AMPS.

                             General Risks of Investing in the Fund

                             In addition to the risks described above, certain general risks relating to an investment in the Fund may under certain circumstances reduce the Fund's ability to pay dividends and meet its asset coverage requirements on the AMPS. These risks include:

                             Limited Operating History. The Fund is a recently organized, non-diversified, closed-end management investment company that has been operational for less than three months.

                             Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

                             Issuer Risk. The value of an equity or debt security may decline for a number of reasons that directly relate to the Real Estate Company that issues it, such as management performance, financial leverage and reduced demand for the Real Estate Company's properties and services.

                             Interest Rate Risk. Interest rate risk is the risk that fixed-income investments such as preferred shares, U.S. Government obligations and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common shares, will decline in value because of changes in interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the value of the Fund's investment portfolio may decline if market interest rates rise, and such a decline would reduce asset coverage on the AMPS. Also, during periods of declining interest rates, many mortgages may be refinanced, which may reduce the yield from securities of Real Estate Companies that invest primarily in loans secured by real estate and generally derive their income primarily from interest payments on mortgage loans. This risk is commonly known as "prepayment risk." The Fund's use of leverage through the issuance of the AMPS may tend to magnify interest rate risk. See "Principal Risks of the Fund--General Risks of Investing in the Fund--Leverage Risk." The Fund may use swaps, caps, futures contracts and options on futures contracts to help control interest rate risk. See "Investment Objectives and Policies--Portfolio Composition--Short Sales and Derivatives" and "Interest Rate Transactions."

                             General Real Estate Risks. Because the Fund concentrates its assets in the real estate industry, the Fund's performance will be closely linked to the performance of the real estate markets. Property values may fall due to supply and demand disparities, increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Real Estate Company prices also may drop because of the failure of borrowers to pay their loans and poor management. Many Real Estate Companies (including REITs) utilize leverage, which increases investment risk and could adversely affect a Real Estate Company's operations and market value in periods of unfavorable interest rate movements. In addition, there are risks associated with particular sectors of the real estate industry.

                             Retail Properties. Retail properties are affected by the overall health of the national and relevant local economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

                             Office Properties. Office properties are affected by the overall health of the national and relevant local economy, as well as by other factors such as a downturn in the businesses operated by their tenants, obsolescence, non-competitiveness and the high capital expenditures needed to operate such properties.

                             Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs that may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

                             Healthcare Properties. Healthcare properties and healthcare providers are affected by a number of significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare) and from private sector health insurance providers; and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

                             Multifamily/Residential Properties. The value and successful operation of a multifamily/residential property may be affected by a number of factors such as the location of the property, the ability of the management team, the type of services provided by the property, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, the relocation of tenants to new properties with better amenities, oversupply, and rent control laws or other laws affecting such properties.

                             Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions.

                             Insurance Risk.  Certain of the Real Estate
                             Companies in which the Fund invests may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles. Should any type of uninsured loss occur (or if an insurer is unwilling or unable to pay on a claim), the Real Estate Company could lose its investment in, and anticipated profits and cash flows from, a number of properties. Such a loss would impact the value of the Fund's investment portfolio.

                             Financial Leverage Risk. Real Estate Companies may be highly leveraged and financial covenants may affect the ability of Real Estate Companies to operate effectively or pay dividends. If the principal payments of a Real Estate Company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the Real Estate Company's cash flow may not be sufficient to pay dividends or to repay all maturing debt outstanding, which would impact the value of the Fund's investment portfolio.

                             Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a Real Estate Company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such environmental liability could have a material adverse effect on the results of operations and cash flow of any such Real Estate Company and, as a result, the asset coverage on the AMPS or the amount available to make distributions on shares of the Fund could be reduced.

                             Smaller Companies. Even the larger Real Estate Companies in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Real Estate Company shares, therefore, can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Further, smaller companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller company's stock price than is the case for a larger company. Smaller company shares may also perform differently in different cycles than larger company shares. Accordingly, Real Estate Company shares can be more volatile than--and at times will perform differently from--large company shares such as those found in the Dow Jones Industrial Average.

                             As of December 31, 2002, the market capitalization of REITs ranged in size from approximately $2.7 million to approximately $10.4 billion.

                             REIT-related Risks. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a Real Estate Company that purports to be a REIT but does not satisfy all of the conditions of REIT status in any year. In some cases, the Real Estate Company may still be able to qualify for REIT status after payment of a penalty tax. Otherwise, a Real Estate Company that fails to qualify for REIT status would be subject to corporate-level taxation. In either case, the return to the Fund on its investment in such company would be reduced. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the "1940 Act"). The above factors may also adversely affect the Fund's investment in such a REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

                             Lower-rated Securities Risk. Lower-rated preferred shares or debt securities, or equivalent unrated securities, which are commonly known as "junk bonds," generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities, and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

                             Interest Rate Transactions Risk. The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the value of the Fund's investment portfolio. A sudden and dramatic decline in interest rates may result in a significant decline in the value of the Fund's investment portfolio, which would reduce asset coverage on the AMPS. See "Interest Rate Transactions." These transactions may also reduce the opportunity for gain by offsetting any positive effect of favorable movements in the hedged interest rates.

                             Risks of Futures and Options on Futures. The use by the Fund of futures contracts and options on futures contracts to hedge interest rate risks can reduce the opportunity for gain by offsetting the positive effect on favorable movements in the hedged interest rates. The Fund could lose money if the counterparty to a futures contract or option on a futures contract is unwilling or unable to honor its obligations to the Fund. Furthermore, there is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The
                             Fund would continue to be subject to market risk and counterparty risk with respect to the position.

                             Foreign Security Risk. The prices of foreign securities may be affected by factors not present with U.S. securities, including currency exchange rates, political and economic conditions, less stringent regulation and higher volatility. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

                             Liquidity Risk. The Fund may invest in securities that are illiquid so long as no more than 10% of the total assets of the Fund (taken at market value at the time of investment) would be invested in such securities. Illiquid securities are those that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

                             Risks of Warrants and Rights. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant's or right's expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right, added to the subscription price of the related security, may exceed the subscribed security's market price, such as when there is no movement in the price of the underlying security or when the market price of the underlying security decreases.

                             Tax Risk. The Bush Administration has announced a proposal to eliminate the federal income tax on dividends of income previously taxed at the corporate level. The availability of tax free dividends may reduce the value of, and return on, REIT securities which are part of the Fund's investment portfolio. Moreover, the proposal may be given a retroactive effect. This change could adversely affect the Fund's shareholders and distributions they receive from the Fund.

                             Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. As inflation increases, the real, or inflation-adjusted, value of the AMPS and distributions can decline. However, during any periods of rising inflation, AMPS dividend payments may increase, which would tend to offset this risk.

Additional Risk
Considerations.............  In addition to the principal risks summarized above, the Fund and the AMPS are also subject to additional risks. See "Additional Risk Considerations" for a more detailed description of the additional risks described below.

                             Portfolio Turnover. The Fund may engage in frequent and active portfolio trading when considered appropriate, but it will not use short-term trading as the primary means of achieving its investment objectives. There are no limits on the rate of portfolio turnover. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund that, when distributed to shareholders, will be taxable as ordinary income.

                             Non-Diversified Status. Because the Fund, as a "non-diversified" investment company under the 1940 Act, can invest a greater portion of its assets in obligations of a single issuer than, and invest in a smaller number of individual issuers than, a "diversified" fund, an investment in the Fund presents greater risk to you than an investment in a diversified company. The Fund will be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. See "Investment Objectives and Policies." To help control this risk, the Fund will not invest more than 15% of its total assets (taken at market value at the time of investment) in the securities of any one issuer other than the U.S. Government.

                             In addition, the Fund intends to diversify its investments to the extent necessary to maintain its status as a regulated investment company under the Code. See "Taxation" in the SAI.

                             Anti-Takeover Provisions. The Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration") includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See "Certain Provisions in Declaration of Trust."

                             Recent Developments. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. In addition, certain auction agents for auction rate preferred shares similar to the AMPS were unable to run auctions during that period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could adversely impact the Fund in general and the AMPS in particular by, for example, affecting interest rates, auctions and auction participants, such as the auction agents and broker-dealers, secondary trading, ratings, credit risk, inflation and other factors relating to securities and other financial instruments.

                             Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund and/or the Investment Manager due to their possible affiliations with the Investment Manager's parent, CDC IXIS Asset Management North America, L.P. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker or to utilize affiliated brokers for agency transactions is subject to regulatory and other restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

                             Given the risks described above, an investment in the Fund may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the AMPS.

Trading Market............   The AMPS will not be listed on a stock exchange.
                             Instead, you may buy or sell AMPS at a periodic auction by submitting orders to a broker-dealer that has entered into a separate agreement with the auction agent (a "Broker-Dealer") or to a broker-dealer that has entered into an agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may (but are not required to) maintain a separate secondary trading market in AMPS, but may discontinue this activity at any time. You may transfer shares outside of auctions only to or through a Broker-Dealer, a broker-dealer that has entered into a separate agreement with a Broker-Dealer, or other persons as the Fund permits. There can be no assurance that a secondary trading market for the AMPS will develop or, if it does develop, that it will provide holders of AMPS with liquidity of investment. See "The Auction."

Ratings...................   The Fund will issue the AMPS only if the AMPS have
                             received a credit quality rating of "Aaa" from Moody's and of "AAA" from Fitch. These ratings are an assessment of the capacity and the willingness of an issuer to pay preferred stock obligations, and are not a recommendation to purchase, hold or sell those shares inasmuch as the rating does not comment as to the market price or suitability for a particular investor. Ratings issued by a nationally recognized statistical rating agency such as Moody's or Fitch do not eliminate or mitigate the risks of investing in the AMPS. These ratings may be changed, suspended or withdrawn in the rating agencies' discretion. See "Principal
                             Risks of the Fund" and "Additional Risk
                             Considerations."

Dividends and Rate Periods   The table below shows the dividend rate, the
                             dividend payment date and the number of days for the initial rate period of the AMPS. For subsequent dividend periods, the AMPS will normally pay dividends based on a rate set at auctions held every seven days. In most instances, dividends are payable on the first business day following the end of the rate period. The rate set at auction will not exceed the applicable maximum rate. See "Description of AMPS--Dividends and Rate
                             Periods."

                             Dividends on the AMPS will be cumulative from the date the shares are first issued and will be paid out of legally available funds.

             Initial    Dividend Payment       Subsequent
             Dividend Date for Initial Rate Dividend Payment  Number of Days in
               Rate          Period               Day        Initial Rate Period
             -------- --------------------- ---------------- -------------------
               1.35%    February 25, 2003    Every Tuesday           15

                             Notwithstanding the schedule above, the Fund may, subject to certain conditions, designate special rate periods of more than seven days for the AMPS. The Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends and any amounts due with respect to mandatory redemptions or optional redemptions must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed special rate period will not adversely affect such agency's then-current rating on the AMPS and the lead Broker-Dealer designated by the Fund, initially Merrill Lynch, must not have objected to the declaration of a special rate period. The dividend payment date for a special rate period will be set out in the notice designating the special rate period. See "Description of AMPS--Dividends and Rate Periods."

Liquidation Preference....   If the Fund is liquidated, the Fund must pay to
                             holders of AMPS $25,000 per share, plus
                             accumulated but unpaid dividends, if any, whether or not earned or declared. See "Description of AMPS--Liquidation."

Asset Maintenance.........   Under the Fund's Amended and Restated Bylaws (the
                             "Bylaws"), which establish and fix the rights and preferences of the AMPS, the Fund must maintain:

                             . asset coverage on the AMPS as required by the rating agencies rating the AMPS, and

                             . asset coverage of at least 200% with respect to senior securities that are stock, including the AMPS, as discussed in "Description of AMPS--Rating Agency Guidelines and Asset Coverage."

                             In the event that the Fund does not maintain (or cure a failure to maintain) these coverage tests, some or all of the AMPS will be subject to mandatory redemption. Please see Article 11 of the Bylaws, which is attached as Appendix B to the SAI. See "Description of AMPS--Redemption."

                             Based on the composition of the Fund's portfolio as of January 15, 2003, the Fund estimates that the asset coverage of the AMPS, as measured pursuant to the 1940 Act and the rules and regulations thereunder, would be approximately 294% if the Fund were to issue all of the AMPS offered in this prospectus, representing approximately 35% of the Fund's managed assets after their issuance. This asset coverage will change from time to time.

Redemption................   The Fund will be required to redeem AMPS if it
                             fails to meet the asset coverage tests required by the 1940 Act or the rating agencies rating the AMPS and fails to correct such a failure in a timely manner. The Fund may voluntarily redeem
                             AMPS, in whole or in part, under certain circumstances. See "Description of
                             AMPS--Redemption." Although the AMPS are subject to redemption under certain circumstances, unlike the shares of an open-end investment company, the AMPS may not be redeemed at a shareholder's option.

Voting Rights.............   The 1940 Act requires that the holders of AMPS and
                             any other outstanding preferred shares of the Fund, voting together as a single class separate from the Common Shareholders, have the right to elect at least two Trustees of the Fund at all times and to elect a majority of the Trustees if two years' dividends on the AMPS or any other preferred shares are unpaid until all unpaid dividends on the AMPS and any other preferred shares are paid or otherwise provided for by the Fund. The holders of AMPS and any other outstanding preferred shares will vote as a separate class on certain other matters as required under the Declaration, the Bylaws, or the 1940 Act. See "Description of AMPS--Voting
                             Rights." Each Common Share, each share of AMPS, and each share of any other series of preferred shares of the Fund is entitled to one vote per share.

Federal Income Taxation...   In the opinion of Ropes & Gray, the AMPS will
                             constitute equity of the Fund for federal income tax purposes. The distributions with respect to the AMPS (other than certain distributions in redemption of AMPS) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders.
                             Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders receiving such distributions. The Internal Revenue
                             Service (the "IRS") currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income
                             (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends between and among its Common Shares and AMPS in proportion to the total dividends paid to each class during or with respect to such year.
                             Ordinary income dividends and dividends qualifying for the dividends received deduction will similarly be allocated between classes. See "Tax
                             Matters."

Custodian and Auction Agent  Investors Bank & Trust Company serves as the
                             Fund's custodian. Deutsche Bank Trust Company Americas will act as auction agent, transfer agent, dividend paying agent and redemption agent for the AMPS.

                       FINANCIAL HIGHLIGHTS (Unaudited)

      The information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's operations on November 26, 2002 through January 15, 2003. Because the Fund is recently organized and commenced operations on November 26, 2002, the table covers fewer than seven weeks of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in real estate securities that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.

                                                                             For the Period From
                                                                             November 26, 2002*
                                                                                   through
                                                                              January 15, 2003
                                                                                 (Unaudited)
                                                                             -------------------
Per Share Operating Performance
   Net Asset Value, Beginning of Period (Common Shares) (1).................      $  14.32
   Less Offering Costs Charged to Additional Paid in Capital................         (0.03)
                                                                                  --------
                                                                                     14.29
                                                                                  --------
   Net Investment Income (2)................................................          0.11
   Net Realized and Unrealized Gain (Loss) on Investments...................         (0.06)
                                                                                  --------
   Total from Investment Operations.........................................          0.05
                                                                                  --------
   Net Asset Value, End of Period (Common Shares)...........................      $  14.34
                                                                                  ========
   Market Value, End of Period (Common Shares)..............................      $  14.80
   Total Return on Market Value (%) (3).....................................         (1.33)
   Total Return on Net Asset Value (%)(3)...................................          0.14
Ratios/Supplemental Data:
   Ratio of Expenses to Average Net Assets Applicable to Common Shares,
     before waivers (%) (4).................................................          1.85 (5)
   Ratio of Expenses to Average Net Assets Applicable to Common Shares,
     after waivers (%) (4)..................................................          1.37 (5)
   Ratio of Net Investment Income to Average Net Assets, before waivers (%).          4.98 (5)
   Ratio of Net Investment Income to Average Net Assets, after waivers (%)..          5.46 (5)
   Portfolio Turnover Rate (%)..............................................             1
   Net Assets Applicable to Common Shares, End of Period (000)..............      $ 54,938

--------
 * Commencement of operations.
(1)Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.00 offering price.
(2)Computed using average common shares outstanding.
(3)Total return on net asset value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.675 paid by the shareholder on the first day and the ending net asset value per share. Total return on market value is calculated assuming a purchase at the offering price of $15.00 on the first day and a sale at the current market price on the last day of the period.
   Total return on net asset value and total return on market value are not computed on an annualized basis.
(4)The Investment Manager and the Fund's administrator agreed to waive a portion of their fees during the period. Without these waivers, expense ratios would have been higher.
(5)Annualized.

                                   THE FUND

      The Fund is a recently organized, non-diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on September 18, 2002 and is registered as an investment company under the 1940 Act. As a recently-organized entity, the Fund has a limited operating history. The Fund's principal office is located at 399 Boylston Street, Boston, Massachusetts 02116, and its telephone number is (800) 862-4863.

      The Fund commenced operations on November 26, 2002 in connection with an initial public offering of 3,750,000 of its Common Shares. The proceeds of such offering were approximately $53,606,250 after the payment of organizational and offering expenses. In connection with the initial public offering of the Fund's Common Shares, the underwriters for the Common Shares were granted an option to purchase up to an additional 562,500 Common Shares to cover over-allotments. On January 13, 2003, such underwriters purchased, at a price of $14.325 per Common Share, an additional 75,000 Common Shares of the Fund pursuant to the over-allotment option. The Fund's Common Shares are traded on the American Stock Exchange under the symbol "RIF."

                                USE OF PROCEEDS

      The net proceeds of the offering of AMPS will be approximately $27,435,300 after payment of the estimated offering costs and the sales load. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objectives and policies within three months of the completion of the offering. Pending such use, it is anticipated that the proceeds will be invested in U.S. Government securities or other high quality short-term securities.

                                CAPITALIZATION

      The following table sets forth the unaudited capitalization of the Fund as of January 15, 2003, and as adjusted to give effect to the issuance of the AMPS offered hereby (including estimated offering expenses and sales load of $564,700).

                                                            Actual    As Adjusted
                                                         -----------  -----------
Series M AMPS, $0.00001 par value (no shares issued;
  1,120 shares issued, as adjusted, at $25,000 per share
  liquidation preference)............................... $         0  $28,000,000
Common Shares, $0.00001 par value, unlimited shares
  authorized, 3,832,000 shares issued and
  outstanding........................................... $54,780,525  $54,215,825
Undistributed net investment income..................... $   409,693  $   409,693
Accumulated net realized gain/loss on investment
  transactions.......................................... $   (12,333) $   (12,333)
Net unrealized appreciation/(depreciation) on
  investments........................................... $  (239,485) $  (239,485)
                                                         -----------  -----------
Net assets attributable to Common Shares plus
  liquidation value of AMPS............................. $54,938,400  $82,373,700
                                                         ===========  ===========

                             PORTFOLIO COMPOSITION

      As of January 15, 2003, 89.0% of the market value of the Fund's portfolio was invested in securities of Real Estate Companies and 11.0% in short-term investments. This information reflects the composition of the Fund's assets at January 15, 2003, and is not necessarily representative of the Fund's portfolio as of the date hereof or at any time in the future.

                      INVESTMENT OBJECTIVES AND POLICIES

General

      The Fund's primary investment objective is high current income. Capital appreciation is the Fund's secondary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are fundamental and may not be changed without the approval of shareholders. Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed by the Board of Trustees without the approval of shareholders. The Fund has a policy of concentrating its investments (investing 25% or more of its assets) in the U.S. real estate industry and not in any other industry. This investment policy is considered fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common shares, preferred shares, convertible preferred shares (preferred shares that, during certain periods or upon the happening of certain events, may be converted into common shares) and debt securities issued by Real Estate Companies, including real estate investment trusts, or "REITs." Under normal market conditions, at least 80% of the Fund's total assets will be invested in income-producing equity securities issued by REITs. A significant portion of the equity securities of Real Estate Companies in which the Fund invests are expected to trade on a national securities exchange or in the over-the-counter markets. The Fund may invest up to 20% of its total assets in U.S. Government obligations and debt securities, including convertible debt securities, issued by Real Estate Companies. The preferred shares, convertible preferred shares and debt securities in which the Fund may invest are sometimes collectively referred to in this prospectus as "Fixed Income Securities." The Fund may invest in Fixed Income Securities that are below investment grade quality, including securities that are unrated but judged to be of comparable quality by the Investment Manager. A Fixed Income Security will be considered to be investment grade if, at the time of investment, such security has a rating of "BBB" or higher by Fitch or S&P or "Baa" or higher by Moody's or an equivalent rating by a nationally recognized statistical rating agency or, if unrated, is judged to be of comparable quality by the Investment Manager. The Fund will not invest in a non-investment grade Fixed Income Security if, as a result of such investment, more than 25% of the Fund's total assets would be invested in non-investment grade Fixed Income Securities. At least 90% of the Fund's total assets will be invested in securities of U.S. issuers. The Fund may invest in securities that are illiquid so long as no more than 10% of the total assets of the Fund (taken at market value at the time of investment) would be invested in such securities. The Fund may invest up to 10% of its total assets in securities of non-U.S. issuers located in countries that are members of the Organisation For Economic Co-operation and Development. The Fund will not invest more than 15% of its total assets (taken at market value at the time of investment) in the securities of any one issuer other than the U.S. Government, nor will it invest directly in real estate or in securities of Real Estate Companies that are controlled by the Investment Manager, CDC IXIS Asset Management North America, L.P. or their respective affiliates.

      In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. The Fund would be unable to achieve its investment objectives if a substantial portion of its assets consisted of such instruments.

      The Fund will not enter into short sales or invest in derivatives, except for interest rate hedging purposes as described in this prospectus. See "Principal Risks of the Fund--General Risks of Investing in the Fund--Leverage Risk" and "Interest Rate Transactions."

Investment Philosophy

      The Investment Manager employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. The Investment Manager believes that ultimately the performance of Real Estate Companies' securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, the Investment Manager draws upon the combined expertise of its real estate, research and securities professionals.

Investment Process

      When selecting investments for the Fund, the Investment Manager generally considers the following factors that it believes help to identify those Real Estate Companies whose securities represent the greatest value and income and/or price appreciation potential:

      Valuation. The Investment Manager has developed a proprietary model to assess the relative value of each security in the Fund's investment universe. This model is designed to estimate what a Real Estate Company's anticipated cash flows are worth to a security investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps the Investment Manager to identify securities that it believes trade at discounts to either or both of these model values relative to similar securities. The Investment Manager will generally sell a security once it is considered overvalued or when the Investment Manager believes that there is greater relative value in other securities in the Fund's investment universe.

      Price. The Investment Manager examines the historic pricing of each Real Estate Company in the Fund's universe of potential investments. Those securities that have under-performed in price, either in absolute terms or relative to the Fund's universe in general, are generally given greater weight than those that have over-performed.

      Income. The Investment Manager further evaluates Real Estate Companies by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

      Catalysts. When evaluating a security, the Investment Manager also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security in the near term. These catalysts can be macroeconomic, market-driven or company-specific in nature.

      In order to control risk, the Investment Manager will endeavor to maintain a portfolio that is broadly diversified within the U.S. real estate industry, with exposure to securities representing major property types and geographic areas. However, the Investment Manager's stock selection disciplines and fundamental real estate market and property type analyses may lead the Investment Manager to overweight or underweight particular property types and/or geographic regions from time to time.

Portfolio Composition

      The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.

      Real Estate Companies. For purposes of these investment policies, a Real Estate Company is one that:

      . generally derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or

      .   has at least 50% of its assets invested in such real estate.

      Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common shares, preferred shares, convertible preferred shares (preferred shares that, during certain periods or upon the happening of certain events, may be converted into common shares) and debt securities issued by Real Estate Companies, including REITs. As part of this policy, the Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of Real Estate Companies.

      Real Estate Investment Trusts. Under normal market conditions, at least 80% of the Fund's total assets will be invested in income-producing equity securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate or in real estate-related loans (such as mortgages) or other interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies. The Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income.

      REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and gradual asset appreciation. The income-producing real estate properties in which Equity REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund does not currently intend to invest more than 10% of its total assets in Mortgage REITs or Hybrid REITs.

      REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Fund may invest in both publicly and privately traded REITs.

      Preferred Shares. Preferred shares pay fixed or floating dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred shares before paying any dividends on its common shares. Preferred shareholders usually have no right to vote for corporate directors or on other matters. Under normal market conditions, the Investment Manager expects to invest approximately 60% to 80% of the Fund's total assets in common shares of Real Estate Companies and approximately 20% to 40% of its total assets in preferred shares, including convertible preferred shares, issued by Real Estate Companies. The actual percentage of common, preferred and convertible preferred shares, rights and warrants, U.S. Government obligations and debt securities in the Fund's portfolio may vary over time based on the Investment Manager's assessment of market conditions.

      U.S. Government Obligations. The Fund may invest in U.S. Government obligations, provided that such investments, together with the Fund's investments in debt securities (including convertible debt securities) do not exceed 20% of the Fund's total assets, taken at market value at the time of investment. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

      Lower-rated Securities. The Fund may invest in non-investment grade quality Fixed Income Securities. Non-investment grade quality Fixed Income Securities are those that are not rated "Baa" or "BBB" or above by Moody's, Fitch or S&P (or a comparable rating by another nationally recognized statistical rating agency) or, if unrated, are judged to be of comparable quality by the Investment Manager. If a Fixed Income Security is rated differently by two or more nationally recognized statistical rating agencies, the Investment Manager may rely on the higher rating if it believes that rating to be more accurate. The Fund will not invest in a non-investment grade Fixed Income Security if, as a result of such investment, more than 25% of the Fund's total assets would be invested in non-investment grade Fixed Income Securities. In the event that a downgrade of one or more investment grade quality Fixed Income Securities causes the Fund to exceed this 25% limit, the Investment Manager will determine, in its discretion, whether to sell any non-investment grade Fixed Income Securities to reduce the percentage to below 25% of the Fund's total assets. It is possible, therefore, that the value of non-investment grade Fixed Income Securities could exceed 25% of the Fund's total assets for an indefinite period of time. The 25% restriction described above does not limit the Fund's ability to invest in securities other than Fixed Income Securities (such as common shares of Real Estate Companies). The Investment Manager will monitor the credit quality of the issuers of the Fund's Fixed Income Securities.

      Securities that are below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. Debt securities that are below investment grade quality are commonly referred to as "junk bonds." The Fund may only invest in non-investment grade securities that are rated "CCC" or higher by Fitch or S&P or "Caa" or higher by Moody's (or a comparable rating by another nationally recognized statistical rating agency), or unrated securities judged to be of comparable quality by the Investment Manager. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise be subject to present elements of danger with respect to payments of principal or interest. However, the Fund may not invest in securities that are in default as to payment of principal and interest at the time of investment. See "Principal Risks of the Fund--General Risks of Investing in the Fund--Risks Of Investment In Lower-Rated Securities." For a description of security ratings, see Appendix A to the SAI.

      Illiquid Securities. The Fund may invest in securities that are illiquid so long as no more than 10% of the total assets of the Fund (taken at market value at the time of investment) would be invested in such securities. The term "illiquid securities" for these purposes means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. The above limitation applies only at the time a security is purchased, and the Fund is not required to dispose of securities if, due to market movements, greater than 10% of the Fund's total assets are invested in illiquid securities.

      The Board of Trustees has delegated to the Investment Manager the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. See "Net Asset Value." The Investment Manager may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. If adverse market conditions were to develop during any such delay, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

      As discussed below under "Interest Rate Transactions," the Fund intends to segregate cash or liquid securities with its custodian having a value at least equal to the Fund's net payment obligations under any swap transaction, as marked to market daily. The Fund will treat such amounts as illiquid for purposes of its 10% limit on investments in illiquid securities.

      Short Sales and Derivatives. The Fund will not enter into short sales or invest in derivatives, except for interest rate hedging purposes as described in this prospectus. See "Principal Risks of the Fund--General Risks of Investing in the Fund--Leverage Risk" and "Interest Rate Transactions."

      The Fund will only enter into futures contracts to hedge interest rate risks. A futures contract is a two party agreement to buy or sell a specified amount of a specified security, such as a U.S. Treasury security, for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times when a futures contract is outstanding. The Fund may purchase and sell futures contracts as an offset against the effect of expected changes in interest rates. The Fund will only enter into futures contracts that are traded on domestic futures exchanges and are standardized as to maturity date and underlying financial instrument.

      The Fund will only purchase or sell options on futures contracts to hedge interest rate risks. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures contract margin account. If the Fund sells ("writes") options on futures contracts, it will segregate cash or liquid securities in an amount necessary to cover its obligations under the option, and will mark such amounts to market daily.

Non-Principal Investment Strategies

      In addition to the investment strategies discussed above, the Fund may also invest in other portfolio instruments or use other investment strategies, including those listed below. For additional information about the Fund's investments, please see the SAI.

      Warrants and Rights. The Fund may invest in warrants or rights to purchase income-producing common and preferred shares of Real Estate Companies. Warrants are options to purchase equity securities at a specified price for a specified period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuer to shareholders. Rights and warrants generally have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      Temporary and Defensive Investments. In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. The Fund would be unable to achieve its investment objectives if a substantial portion of its assets consisted of such instruments.

      Securities Lending. The Fund may lend its portfolio securities (generally to broker-dealers and other financial institutions) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. The Fund's net asset value would continue to reflect the value of the loaned securities, and the Fund would continue to receive the income on the loaned securities and would at the same time earn interest on the collateral or on the investment of any cash collateral. The Fund presently intends to invest such cash collateral in money market instruments listed below in "--Other Investments." The Fund will not lend portfolio securities representing more than one-third of its total assets. The Fund may pay lending fees to the party arranging the loan.

      Lending securities involves a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly. Securities lending also involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Fundamental Investment Policies

      The Fund has adopted certain fundamental investment policies designed to limit investment risk and maintain portfolio diversification. These fundamental investment policies may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares (including the AMPS), voting as a single class. A "majority of the outstanding" shares for these purposes means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares outstanding are present or represented by proxy, or (ii) more than 50% of the shares outstanding, whichever of (i) or
(ii) is less. The Fund may become subject to guidelines which are more limiting than the investment restrictions set forth above or in the SAI in order to obtain and maintain ratings from Moody's and Fitch on the AMPS. It is not currently anticipated that these guidelines will materially impede the Investment Manager from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. See "Description of AMPS--Rating Agency Guidelines and Asset Coverage." See "Investment Objectives and Policies" and "Investment Restrictions" in the SAI for a complete list of the fundamental investment policies of the Fund. "Description of AMPS--Voting Rights" for additional information with respect to the voting rights of holders of AMPS.

Other Investments

      The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements collateralized by such obligations, commercial paper and shares of money market funds. Subject to certain restrictions contained in any applicable exemptive order issued by the SEC, these instruments may include investment companies such as money market funds advised or subadvised by the Investment Manager or its affiliates. To the extent the Fund purchases shares of a money market fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such fund.

Rating Agency Requirements

      In connection with their rating the AMPS, Moody's and Fitch will impose asset coverage tests and other restrictions that may limit the Fund's ability to engage in certain of the transactions described above. See "Description of AMPS--Rating Agency Guidelines and Asset Coverage."

                          INTEREST RATE TRANSACTIONS

      In order to reduce the interest rate risk inherent in the Fund's investments and capital structure (including the use of leverage through the issuance of AMPS), the Fund may enter into interest rate swap or cap transactions. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

      Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund's variable rate payment obligation on AMPS or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund's leverage. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will treat such amounts as illiquid for purposes of its 10% limit on investments in illiquid securities.

      The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount.

      The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Common Shareholders will bear the risks and costs associated with the Fund's use of interest rate transactions. Depending on the state of interest rates in general, the Fund's use of interest rate instruments could enhance or harm the value of the Fund's investment portfolio. To the extent there is a decline in interest rates, the net amount receivable by the Fund, if any, under the interest rate swap or cap could decline, and this could reduce asset coverage on the AMPS or affect the Fund's ability to pay dividends on the AMPS. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce the Fund's net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance the Fund's net earnings. Buying interest rate caps could enhance the Fund's performance by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Fund in the event that the premium paid by the Fund to the counterparty exceeds the additional amount of dividends on AMPS or interest on borrowings that the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of entering into swaps or caps other than as described in this prospectus. The Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

      Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on AMPS or interest payments on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of interest rates at that point in time, such a default could negatively impact the performance of the Fund. The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

      The Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Investment Manager believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Manager will monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to protect the Fund's investments proactively. However, these measures will not guarantee that the counterparty to a swap or cap transaction will not default.

      The Fund may not be able to enter into a suitable interest rate swap or cap transaction when the Investment Manager believes such a transaction would be appropriate, or the terms of the transaction may be less favorable then expected. In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as those of the expiring transaction. If these situations occur, they could have a negative impact on the value of the Fund's investment portfolio.

      The Fund may choose or be required to redeem some or all AMPS or prepay any borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap or cap could result in a termination payment by the Fund. There may also be penalties associated with early termination.

      The Fund may also purchase and sell futures contracts and options on futures contracts to hedge interest rate risk. See "Investment Objectives and Policies--Portfolio Composition--Short Sales and Derivatives."

      The Fund has agreed to pay the fees of a third party that will assist in the structuring and negotiation of the Fund's interest rate transactions. The Fund's ability to engage in interest rate transactions may be limited by tax considerations.

                          PRINCIPAL RISKS OF THE FUND

      Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in AMPS.

      The Fund is a recently organized, non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

Risks of Investing in the AMPS

      Interest Rate Risk. The AMPS pay dividends based on shorter-term interest rates. The Fund purchases real estate equity securities that pay dividends that are based on the performance of the issuers. The Fund also may buy real estate debt securities that pay interest based on longer-term yields. These dividends and interest payments are typically, although not always, higher than shorter-term interest rates. Real Estate Company dividends, as well as longer-term and shorter-term interest rates, fluctuate. If shorter-term interest rates rise, dividend rates on AMPS may rise so that the amount of dividends paid to holders of AMPS exceeds the income from the Fund's portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on AMPS, however, dividend rates on AMPS would need to exceed the net rate of return on the Fund's portfolio by a significant margin before the Fund's ability to pay dividends on AMPS would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio and thus reduce the amount of assets serving as asset coverage for AMPS. The Fund may enter into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in short-term interest rates. However, there is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk. See "Interest Rate Transactions."

      Auction Risk. You may not be able to sell your AMPS at an auction if the auction fails, i.e., if there are more AMPS offered for sale than there are buyers for those shares. Also, if you place a bid order (an order to retain
AMPS) at an auction only at a specified rate, and that rate exceeds the rate set at the auction, your order will be deemed an irrevocable offer to sell your AMPS, and you will not retain your AMPS. Additionally, if you buy AMPS or elect to retain AMPS without specifying a rate below which you would not wish to buy or continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your AMPS than the market rate for similar investments. The dividend period for the AMPS may be changed by the Fund, subject to certain conditions and with notice to the holders of the AMPS, which could also affect the liquidity of your investment. See "Description of AMPS" and "The Auction."

      Secondary Market Risk. If you try to sell your AMPS between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. Changes in interest rates could affect the price you would receive if you sold your AMPS in the secondary market, particularly if the Fund has designated a special rate period (a dividend period of more than seven days). Broker-dealers that maintain a secondary trading market (if any) for the AMPS are not required to maintain this market, and the Fund is not required to redeem shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. The AMPS are not registered on a stock exchange or NASDAQ. If you sell your AMPS between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special rate period.

      Ratings and Asset Coverage Risk. While it is a condition to the closing of the offering that Moody's assigns a rating of "Aaa" and Fitch assigns a rating of "AAA" to the AMPS, these ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. In addition, Moody's, Fitch or another rating agency rating the AMPS could downgrade the AMPS, which may make your shares less liquid at an auction or in the secondary market. If a rating agency downgrades the AMPS, the Fund may (but is not required to) alter its portfolio in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. See "Additional Risk Considerations --Portfolio Turnover." In addition, the Fund may be forced to redeem your AMPS to meet regulatory or rating agency requirements. The Fund may also voluntarily redeem AMPS under certain circumstances. See "Description of AMPS--Redemption." The asset coverage requirements imposed by a rating agency may limit the Fund's ability to invest in certain securities or utilize certain investment techniques that the Investment Manager might otherwise consider desirable. See "Description of AMPS--Rating Agency Guidelines and Asset Coverage" for a description of the rating agency guidelines with which the Fund must currently comply.

      Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares and AMPS, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem AMPS to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such redemptions can be effected in time to meet the requirements of the Code. See "Tax Matters."

      Portfolio Investments Risk. In certain circumstances, the Fund may not earn sufficient income from its investments to pay dividends on AMPS. In addition, the value of the Fund's investment portfolio may decline, reducing the asset coverage for the AMPS. If an issuer whose securities the Fund purchases experiences financial difficulties, defaults, or is otherwise affected by adverse market factors, there may be a negative impact on the income and/or asset value of the Fund's investment portfolio, which will reduce asset coverage for the AMPS and make it more difficult for the Fund to pay dividends on the AMPS.

General Risks of Investing In The Fund

Limited Operating History

      The Fund is a recently organized, non-diversified, closed-end management investment company that has been operational for less than three months.

Investment Risk

      An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Issuer Risk

      The value of an equity or debt security may decline for a number of reasons that directly relate to the Real Estate Company that issues it, such as management performance, financial leverage and reduced demand for the Real Estate Company's properties and services.

Interest Rate Risk

      Interest rate risk is the risk that fixed-income investments such as preferred shares, U.S. Government obligations and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common shares, will decline in value because of changes in interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the value of the Fund's investment portfolio will tend to decline if market interest rates rise. Also, during periods of declining interest rates, many mortgages may be refinanced, which may reduce the yield from securities of Real Estate Companies that invest primarily in loans secured by real estate and generally derive their income primarily from interest payments on mortgage loans. This risk is commonly known as "prepayment risk." The Fund's use of leverage through the issuance of the AMPS may tend to magnify interest rate risk. See "--Leverage Risk" below. The Fund may use swaps, caps, futures contracts and options on futures contracts to help control interest rate risk. See "Investment Objectives and Policies--Portfolio Composition--Short Sales and Derivatives" and "Interest Rate Transactions."

General Risks of Securities Linked to the Real Estate Market

      The Fund will not invest in real estate directly, but will invest in real estate indirectly by purchasing securities issued by Real Estate Companies, including REITs. However, because of the Fund's policy of concentrating in the securities of companies in the real estate industry, it is also subject to the risks associated with the direct ownership of real estate. These risks include:

      .   declines in the value of real estate

      .   risks related to general and local economic conditions

      .   possible lack of availability of mortgage funds

      .   overbuilding

      .   extended vacancies of properties

      .   increased competition

      .   increases in property taxes and operating expenses

      .   changes in zoning laws

      . losses due to costs resulting from the clean-up of environmental problems

      . liability to third parties for damages resulting from environmental problems

      .   casualty or condemnation losses

      .   limitations on rents

      .   changes in neighborhood values and the appeal of properties to tenants

      .   changes in interest rates

      Thus, the value of the Fund's investment portfolio may change at different rates compared to the value of the investment portfolio of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on Real Estate Companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

      General Real Estate Risks. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., The Americans with Disabilities Act and tax laws), supply and demand disparities, interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the Real Estate Company to make payments of any dividends or interest and principal on its securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the Real Estate Company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of Real Estate Companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A Real Estate Company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.

      In addition to these risks, investments in real estate and Real Estate Companies are also subject to risks that are specific to the investment sector or type of property in which the Real Estate Companies are investing. Some of these specific risks, which could have an adverse effect on the Fund's portfolio, are discussed below.

      Retail Properties. Retail properties are affected by the overall health of the national and relevant local economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes, and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

      Office Properties. Office properties are also affected by the overall health of the national and relevant local economy. Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect are increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

      Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating, liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

      Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property.

      Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare) and from private sector health insurance providers; and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

      Governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

      Multifamily/Residential Properties. The value and successful operation of a multifamily/residential property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, the types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new properties with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the cash flows of such properties.

      Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions.

      Insurance Issues. Certain Real Estate Companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, earthquake, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among Real Estate Companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not insurable at economic rates. Certain properties may be subject to catastrophic events, such as terrorism, earthquake activity, floods or fires, for which insurance coverage cannot be economically obtained. Should a property sustain damage as a result of a catastrophic event, even if the Real Estate Company maintains appropriate insurance, the Real Estate Company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur (or if an insurer is unwilling or unable to pay a claim), the Real Estate Company could lose its investment in, and anticipated profits and cash flows from, a number of properties, and the value of the Fund's investment in such Real Estate Company may be impacted as a result.

      Financial Leverage Risk. Real Estate Companies may be highly leveraged and financial covenants may affect the ability of Real Estate Companies to operate effectively. Real Estate Companies are subject to risks normally associated with debt financing. If the principal payments of a Real Estate Company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the Real Estate Company's cash flow may not be sufficient to make scheduled interest payments or to repay principal.

      In addition, a Real Estate Company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a Real Estate Company's range of operating activity. A Real Estate Company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions that may be beneficial to the operation of the Real Estate Company.

      Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a Real Estate Company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such environmental liability could have a material adverse effect on the results of operations and cash flow of any such Real Estate Company and, as a result, the asset coverage on the AMPS or the amount available to make distributions on shares of the Fund could be reduced.

      Smaller Companies. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business, so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, REIT shares can be more volatile than--and at times will perform differently from--large company stocks such as those found in the Dow Jones Industrial Average.

      REIT-related Risks. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a Real Estate Company that purports to be a REIT but does not satisfy all of the conditions of REIT status in any year. In some cases, the Real Estate Company may still be able to qualify for REIT status after payment of a penalty tax. Otherwise, a Real Estate Company that fails to qualify for REIT status would be subject to corporate-level taxation. In either case, the return to the Fund on its investment in such company would be reduced. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect the Fund's investment in such a REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Leverage Risk

      The Fund expects to utilize financial leverage on an ongoing basis for investment purposes. Leverage risk includes the risk associated with the issuance of the AMPS to leverage the Fund's Common Shares. The Fund anticipates that, immediately after the completion of the offering of AMPS, the AMPS will represent approximately 35% of the Fund's managed assets. The precise amount of leverage used by the Fund may vary from time to time, but the Fund will not incur leverage (including AMPS and other forms of leverage) in an amount exceeding 50% of its managed assets. "Managed assets" means the net asset value of the Common Shares plus the liquidation preference of any preferred shares (including the AMPS) and the principal amount of any borrowings used for leverage. Although the Fund may in the future offer other preferred shares, the Fund does not currently intend to offer preferred shares other than the AMPS offered in this prospectus.

      As an alternative to AMPS (i.e., during periods in which no AMPS are outstanding), the Fund may incur leverage through the issuance of commercial paper or notes or other borrowings. Any AMPS or borrowings will have seniority over the Common Shares.

      If the dividend or interest rate on the AMPS or any borrowings, as modified by any cap, or the payment rate set by any interest rate swap, exceeds the net return on the Fund's portfolio investments, the use of leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and meet its asset coverage requirements on the AMPS will be reduced. Because the securities included in the Fund's portfolio will typically pay interest based on longer-term yields (or, in the case of common shares or preferred shares purchased by the Fund, will pay dividends based on the longer-term performance of the issuer), while the dividend rate on the AMPS or interest rates on other forms of leverage will be adjusted periodically, the Fund's net asset value could be reduced as a result of using leverage even when both long-term and short-term interest rates rise. Similarly, any decline in the net asset value of the Fund's investments could result in the Fund being in danger of failing to meet its asset coverage requirements or of losing its expected "Aaa" and "AAA" ratings on the AMPS. In an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the AMPS. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the AMPS, which would cause the Fund to incur transaction expenses and other costs and could result in the realization of net short-term capital gains that, when distributed to shareholders, will be taxable as ordinary income. There is no assurance that the Fund's leveraging strategy will be successful.

      To the extent that the Fund is required or elects to redeem any AMPS or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss to the Fund and reduce asset coverage on the AMPS. In addition, such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap or cap could result in a termination payment by the Fund. See "Interest Rate Transactions."

      While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will be effective. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the Fund's net asset value relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

      Because the fees received by Investment Manager are based on the managed assets of the Fund (including assets represented by the AMPS and other leverage), the Investment Manager has a financial incentive for the Fund to issue the AMPS and incur other leverage.

Risks of Investment in Lower-Rated Securities

      Lower-rated securities, also known as "junk bonds," may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and the Fund's ability to achieve its investment objectives may, to the extent the Fund invests in lower-rated securities, be more dependent upon the Investment Manager's credit analysis than would be the case if the Fund were investing in higher quality securities. The Fund may only invest in non-investment grade securities that are rated "CCC" or higher by Fitch or S&P or "Caa" or higher by Moody's (or a comparable rating by another nationally recognized statistical agency), or unrated securities judged to be of comparable quality by the Investment Manager. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest or may otherwise be subject to present elements of danger with respect to payments of principal or interest. However, the Fund will not invest in securities that are in default as to payment of principal and interest at the time of purchase.

      Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to generally be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

      The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. A lack of liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the value of the Fund's investment portfolio. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

      It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

      While securities carrying the fourth highest quality rating ("Baa" by Moody's or "BBB" by Fitch or S&P or an equivalent rating from another nationally recognized statistical rating agency or, if unrated, judged to be of comparable quality by the Investment Manager) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in securities in the higher rating categories. Such securities lack outstanding investment characteristics and, in fact, have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated securities.

Interest Rate Transactions Risk

      The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the value of the Fund's investment portfolio. A sudden and dramatic decline in interest rates may result in a significant decline in the value of the Fund's investment portfolio. See "Interest Rate Transactions."

Risks of Futures and Options on Futures

      The use by the Fund of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks. Successful use of hedging transactions depends upon the Investment Manager's ability to predict correctly the direction of changes in interest rates. There can be no assurance that any particular hedging strategy will succeed or that appropriate hedging transactions will be available on the terms desired. There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates. The Fund could lose money if the counterparty to a futures contract or option on a futures contract is unwilling or unable to honor its obligations to the Fund. There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk and counterparty risk with respect to the position. There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transactions.

Foreign Security Risk

      The prices of foreign securities may be affected by factors not present in U.S. markets. The dollar value of the Fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund's foreign investments may also be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries. Foreign securities are also subject to the risks of nationalization, expropriation or confiscatory taxation, currency blockage, and adverse political changes or diplomatic developments.

      Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. In addition, the securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

Liquidity Risk

      The Fund may invest in securities that are illiquid so long as no more than 10% of the total assets of the Fund (taken at market value at the time of investment) would be invested in such securities. The term "illiquid securities" for these purposes means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

Risks of Warrants and Rights

      Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security, and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant's or right's expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right, added to the subscription price of the related security, may exceed the subscribed security's market price. This may occur, for example, when there is no movement in the price of the underlying security or when the market price of the underlying security decreases.

Tax Risk


      The Bush Administration has announced a proposal to eliminate the federal tax on dividends of income previously taxed at the corporate level. The availability of tax free dividends may reduce the value of, and return on, REIT securities which are part of the Fund's investment portfolio. Moreover, the proposal may be given a retroactive effect. This change could adversely affect the Fund's shareholders and distributions they receive from the Fund.

Inflation Risk

      Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. As inflation increases, the real, or inflation-adjusted, value of the AMPS and distributions can decline. However, during any periods of rising inflation, AMPS dividend payments may increase, which would tend to offset this risk.

                        ADDITIONAL RISK CONSIDERATIONS

Portfolio Turnover

      The Fund may engage in frequent and active portfolio trading when the Investment Manager considers it to be appropriate, but the Fund will not use short-term trading as the primary means of achieving its investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to the length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund that, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

Non-Diversified Status

      Because the Fund, as a "non-diversified" investment company under the 1940 Act, can invest a greater portion of its assets in obligations of a single issuer than, and invest in a smaller number of individual issuers than, a "diversified" fund, an investment in the Fund presents greater risk to you than an investment in a diversified company. The Fund will be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. See "Investment Objectives and Policies." To help control this risk, the Fund will not invest more than 15% of its total assets (taken at market value at the time of investment) in the securities of any one issuer other than the U.S. Government. In addition, the Fund intends to diversify its investments to the extent necessary to maintain its status as a regulated investment company under the Code. See "Taxation" in the SAI.

Anti-Takeover Provisions

      The Declaration includes provisions that may have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. See "Certain Provisions in the Declaration of Trust."

Recent Developments

      As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. In addition, certain auction agents for auction rate preferred shares similar to the AMPS were unable to run auctions during that period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could adversely impact the Fund in general and the AMPS in particular by, for example, affecting interest rates, auctions and auction participants, such as the auction agents and broker-dealers, secondary trading, ratings, credit risk, inflation and other factors relating to securities and other investments.

Certain Affiliations

      Certain broker-dealers may be considered to be affiliated persons of the Fund and/or the Investment Manager due to their possible affiliations with CDC IXIS Asset Management North America, L.P. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker or to utilize affiliated brokers for agency transactions is subject to regulatory and other restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

                            MANAGEMENT OF THE FUND

      The business and affairs of the Fund are managed under the direction of the Board of Trustees. Subject always to the investment objectives and policies of the Fund and to the general supervision of the Trustees, the Investment Manager is responsible for management of the Fund's investment portfolio. The management of the Fund's day-to-day operations (other than investment operations) is delegated to its officers and the Fund's administrator and sub-administrator, subject always to the general supervision of the Trustees. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

Investment Manager

      The Investment Manager has been retained to provide investment advice, and, in general, to conduct the investment program of the Fund under the overall supervision and control of the Trustees of the Fund. The Investment Manager, which is registered as an investment adviser with the SEC, is a real estate investment advisory firm that provides investment management and related services to institutional and retail investors. Together with its affiliates operating under the AEW name, the Investment Manager managed approximately $6.7 billion of client capital as of December 31, 2002. The Investment Manager is a subsidiary of (and therefore may be deemed to be controlled by) CDC IXIS Asset Management North America, L.P., which, together with its subsidiaries and affiliates in the U.S., Europe and Asia, managed approximately $312.8 billion in assets for institutions and individuals as of December 31, 2002. The Investment Manager's address is Two Seaport Lane, World Trade Center East, Boston, Massachusetts 02210.

      A team of professionals at the Investment Manager, working under the Fund's portfolio manager, is primarily responsible for overseeing the day-to-day operations of the Fund. That team is led by Matthew A. Troxell, who serves as Portfolio Manager for the Fund. Mr. Troxell joined the Investment Manager in 1994 as a Vice President and became a Principal of the firm in 1997. He has 19 years of securities and portfolio management experience. Prior to joining the Investment Manager, he was a Vice President and Assistant to the President of Landmark Land Company and a Securities Analyst at A.G. Becker Paribas. Mr. Troxell is a graduate of Tufts University (B.A.) and holds the designation of Chartered Financial Analyst (CFA).

Investment Management Agreement

      Under its Investment Management Agreement with the Fund, the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Trustees of the Fund. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the Trustees of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Trustees of the Fund, may be directors, officers, or employees of the Investment Manager or its affiliates, including CDC IXIS Services.

      For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of ..80% of the average daily managed assets of the Fund. "Managed assets" means the net asset value of the Common Shares plus the liquidation preference of any preferred shares (including the AMPS) and the principal amount of any borrowings used for leverage. In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its independent Trustees, custodian, administrator, auction agent, Broker-Dealers, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses associated with interest rate transactions (including the fees of third parties that assist in the structuring and negotiation of the Fund's interest rate transactions), expenses of repurchasing shares, expenses of issuing the AMPS and any other preferred shares of the Fund, listing expenses, trading, brokerage and other investment expenses, interest expense, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. The offering costs of the AMPS will be netted against paid-in capital. The Investment Manager has contractually agreed to waive a portion of its investment management fees in the amount of 0.25% of average daily managed assets (which include the liquidation preference of any preferred shares and the principal amount of any borrowings used for leverage) for the first five years of the Fund's operations, 0.20% of average daily managed assets in year six, 0.15% of average daily managed assets in year seven, 0.10% of daily managed assets in year eight and 0.05% of average daily managed assets in year nine. The Investment Manager has not agreed to waive any portion of its fees beyond year nine of the Fund's operations. When the Fund is utilizing leverage (including during the period when the AMPS are outstanding), the fees paid to the Investment Manager and its affiliates for investment advisory, management and other services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which include the liquidation preference of the AMPS and the principal amount of any borrowings used for leverage. As a result, the Investment Manager has a financial incentive for the Fund to issue AMPS or to otherwise incur leverage, which may create a conflict of interest. See "Principal Risks of the Fund--General Risks of Investing in the Fund--Leverage Risk."

Administrative Services And Sub-Administration Agreements

      Under its Administrative Services Agreement with the Fund, CDC IXIS Services provides certain administrative and accounting functions for the Fund, including providing or procuring administrative services necessary for the operations of the Fund, furnishing office space and facilities required for conducting the business of the Fund and providing persons satisfactory to the Trustees of the Fund to serve as officers of the Fund.

      As permitted by the Administrative Services Agreement and with the approval of the Board of Trustees of the Fund, CDC IXIS Services has entered into the Sub-Administration Agreement with Investors Bank &

Trust Company, as sub-administrator. Under the Sub-Administration Agreement, Investors Bank & Trust Company has assumed responsibility for certain fund administration services, subject to the supervision of CDC IXIS Services.

      Under the Administrative Services Agreement, the Fund pays CDC IXIS Services a monthly administration fee computed on the basis of the average daily managed assets of the Fund at an annual rate equal to 0.06% of the first $300 million in assets and 0.0575% of assets in excess of $300 million, with a minimum annual fee of $150,000. Under the Sub-Administration Agreement, CDC IXIS Services (and not the Fund) pays Investors Bank & Trust Company a monthly fee computed on the basis of the managed assets of the Fund at an annual rate equal to 0.015% of the first $300 million in assets and 0.012% thereafter.

Marketing Agent

      CDC IXIS Asset Management Advisors Group (the "Advisors Group"), an affiliate of the Investment Manager, acted as marketing agent for the Fund in connection with the offering of the Fund's Common Shares by preparing marketing materials and providing distribution support during the offering. In this connection, the Advisors Group agreed, pursuant to an agreement with the Investment Manager, (i) to reimburse the Investment Manager for one-half of the amount by which the aggregate of all of the Fund's organizational expenses and offering costs with respect to the offering of the Common Shares (other than the sales load) exceeds $0.03 per Common Share and (ii) to bear a portion of any ongoing asset-based fees to be paid by the Investment Manager to the underwriters (other than Merrill Lynch) in connection with the offering in the amount of 21.8% of such fees in years one and two of the Fund's operations and in declining amounts for each of the four years thereafter. As payment for these services, the Investment Manager (and not the Fund) has agreed to pay the Advisors Group a fee at the annual rate of 0.12% of net assets for years one and two of the Fund's operations, 0.08% of net assets for years three and four, and 0.05% of net assets in years five and six. The Investment Manager has not agreed to pay any fees to the Advisors Group (and the Advisors Group has not agreed to bear any portion of any asset-based fees payable by the Investment Manager) beyond year six of the Fund's operations. The Advisors Group and the Investment Manager, both of which are subsidiaries of CDC IXIS Asset Management North America, L.P., may agree to change or eliminate these payments at any time.

Additional Compensation Agreement

      In connection with the offering of the Fund's Common Shares, the Investment Manager has agreed to pay from its own assets additional compensation to Merrill Lynch. This additional compensation will be payable quarterly at the annual rate of .10% of the Fund's managed assets during the continuance of the Investment Management Agreement or other advisory agreement between the Investment Manager and the Fund. The total amount of these additional payments will not exceed 4.5% of the total price to the public of the Common Shares sold in the offering of the Fund's Common Shares; provided, that in determining when the maximum additional compensation amount has been paid, the value of each of the quarterly payments shall be discounted at the annual rate of 10% to November 29, 2002, the closing date of such offering. Merrill Lynch has agreed to provide certain after-market support services to the Investment Manager designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.

                              DESCRIPTION OF AMPS

      The following is a brief description of the terms of the AMPS. For a more complete description of the AMPS, please refer to the detailed description of the AMPS in Article 11 of the Bylaws, which is attached as Appendix B to the SAI. Certain of the capitalized terms used herein are defined in the Bylaws. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Declaration and Bylaws. The Declaration and Bylaws have been filed as exhibits to the Registration Statement of which this prospectus is part.

General

      Under the Declaration, the Fund is authorized to issue preferred shares having such par value and such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as determined by the Board of Trustees, without the approval of Common Shareholders. The AMPS are preferred shares of beneficial interest with $0.00001 par value per share. The AMPS will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The AMPS will rank on a parity with shares of any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. The AMPS carry one vote per share on all matters on which such shares are entitled to vote. The AMPS, when issued by the Fund and paid for pursuant to the terms of this prospectus, will be fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust," non-assessable and will have no preemptive, exchange or conversion rights. Any AMPS repurchased or redeemed by the Fund will be classified as authorized and unissued preferred shares without designation as to series. The AMPS will not be subject to any sinking fund, but will be subject to mandatory redemption and optional redemption under certain circumstances described below.

Dividends and Rate Periods

      General. The following is a general description of dividends and rate periods for the AMPS. The initial rate period for the AMPS will be 15 days, and the dividend rate for this period will be 1.35%. Subsequent rate periods generally will be seven days, and the dividend rates for those periods will generally be determined by auction. Further description of the auction procedures can be found below under "The Auction" and in Article 11 of the Bylaws, which is attached as Appendix B to the SAI. The Fund, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See "--Designation of Special Rate Periods" below.

      Dividend Payment Dates. Dividends on AMPS will be payable when, as and if declared by the Board, out of legally available funds in accordance with the Declaration, the Bylaws and applicable law. Dividend periods generally will begin on the first business day after an auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next business day, or as otherwise specified in the Bylaws. The Fund, at its discretion, may establish dividend payment dates in respect of any special rate period of AMPS consisting of less than 30 days, provided that such dates shall be set forth in the notice of special rate period relating to such special rate period and certain other requirements are met. Dividends on any special rate period consisting of more than 30 days will generally be payable on the first business day of each calendar month within such special rate period.

      Dividends will be paid through The Depository Trust Company ("DTC") on each dividend payment date. The dividend payment date will normally be the first business day after the dividend period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to members of DTC that will act on behalf of existing or potential holders of AMPS ("Agent Members"). These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. Each of the current Broker-Dealers has currently indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as Agent Member.

      Calculation of Dividend Payment. The Fund computes the dividend per share of AMPS by multiplying the applicable rate then in effect for the AMPS by a fraction. The numerator of this fraction will normally be seven (i.e., the number of days in the rate period), and the denominator will normally be 360. If the Fund has designated a special rate period, then the numerator will be the number of days in the special rate period, and the denominator will normally be 360. In either case, this rate is then multiplied by $25,000 to arrive at the dividend per share.

      Dividends on the AMPS will accumulate from the date of their original issue, which is February 10, 2003. For each dividend payment period after the initial rate period, the dividend rate will be the dividend rate determined at auction, except as otherwise provided in the Bylaws. The dividend rate that results from an auction will not be greater than the applicable maximum rate described below.

      The applicable maximum rate for any regular rate period will be the applicable percentage (set forth in the table below) of the applicable "AA" Financial Composite Commercial Paper Rate (as defined below). The applicable percentage for any regular rate period will generally be determined based on the lower of the credit rating or ratings assigned to the AMPS by Moody's and Fitch on the auction date for such period. If Moody's or Fitch or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. In the case of a special rate period, the reference rate will be the applicable "AA" Financial Composite Commercial Paper Rate (for a rate period of fewer than 184 days) or the Treasury Index Rate (as defined below) (for a rate period of 184 days or more).

  Applicable Percentage Payment Table
----------------------------------------
       Credit Ratings
----------------------------- Applicable
    Moody's         Fitch     Percentage
---------------- ------------ ----------
"Aa3" or higher  AA or higher    150%
  "A3" to "A1"     A to A+       200%
"Baa3" to "Baa1" BBB to BBB+     225%
  Below "Baa3"    Below BBB      275%

      The "'AA' Financial Composite Commercial Paper Rate" is the rate on commercial paper issued by corporations whose bonds are rated AA by S&P as made available by the Federal Reserve Bank of New York or, if such rate is not made available by the Federal Reserve Bank of New York, the arithmetical average of such rates as quoted to the auction agent by certain commercial paper dealers designated by the Fund.

      The "Treasury Index Rate" is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for the AMPS. For a more detailed description, please see Article 11 of the Bylaws.

      Prior to 12:00 noon, New York City time, on each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of declared dividends. As specified in the Bylaws, auctions will generally not be held if the Fund fails to make such deposit. In such a situation, dividends for the next dividend period would normally be paid at a higher default rate, as provided in the Bylaws. The Fund does not intend to establish any reserves for the payment of dividends.

      The Board of Trustees may amend the applicable maximum rate to increase the percentage amount by which the reference rate described above is multiplied to determine the applicable maximum rate shown without the vote or consent of the holders of AMPS or any other shareholder of the Fund, but only with confirmation from each rating agency then rating the AMPS that such action will not impair such agency's then-current rating of the AMPS, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount test discussed below under "--Rating Agency Guidelines and Asset Coverage."

      Restrictions on Dividends and Other Distributions. Except as provided below, while the AMPS are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its Common Shares (other than in additional Common Shares or rights to purchase Common Shares). In addition, the Fund generally may not call for redemption or redeem any of its Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the AMPS as to the payment of dividends and the distribution of assets on liquidation). However, the Fund is not confined by the above restrictions if:

      .   immediately after such dividend declaration or payment transaction,
          (i) the discounted value of the Fund's portfolio (i.e., the aggregate value of the Fund's portfolio according to criteria set forth by each rating agency then rating the AMPS) would be equal to or greater than the Preferred Shares Basic Maintenance Amount and (ii) the 1940 Act Preferred Shares Asset Coverage would be satisfied (see "--Rating Agency Guidelines and Asset Coverage" below);

      . full cumulative dividends on the AMPS due on or prior to the Fund's most recently ended dividend period have been paid or have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

      . the Fund has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption.

      The Fund generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with the AMPS unless the Fund has declared and paid the lesser of full cumulative dividends or the same proportionate share of dividends on the AMPS through the most recent dividend payment date. When the Fund has not paid dividends in full upon the AMPS through the most recent dividend payment date or upon any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with the AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on the AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares bear to each other.

      Designation of Special Rate Periods. The Fund may, in certain situations, in consultation with the lead Broker-Dealer designated by the Fund (initially Merrill Lynch), declare a special rate period on the AMPS. To declare a special rate period, the Fund will give notice (a "notice of special rate period") to the auction agent and to each Broker-Dealer. The notice of special rate period will state the length of the special rate period, which may not be greater than five years. The Fund may not designate a special rate period unless sufficient clearing bids for the AMPS were made in the most recent auction. In addition, full cumulative dividends and any amounts due with respect to mandatory redemptions or optional redemptions must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed special rate period will not impair such agency's then-current rating of the AMPS and the lead Broker-Dealer designated by the Fund must not have objected to the declaration of a special rate period. The Fund may provide that, in order to redeem AMPS at the Fund's option during a special rate period, the Fund must pay to holders of the AMPS a "redemption premium" in addition to the redemption price per share of $25,000 plus an amount equal to the accumulated but unpaid dividends. A notice of special rate period will specify whether the AMPS will be subject to optional redemption during such special rate period and, if so, the redemption premium, if any, required to be paid by the Fund in connection with such optional redemption.

      The Fund's declaration of a special rate period may affect the liquidity of your investment. A special rate period would be longer than a regular rate period, and you would be unable to sell AMPS in an auction for a corresponding longer period of time. If you sell your AMPS between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen. The risks described in this paragraph will become greater as the length of the special rate period increases.

Voting Rights

      Except as otherwise described in this prospectus and in the SAI or as otherwise set forth in the Declaration or the Bylaws or required by law, holders of AMPS will have equal voting rights with Common Shareholders and holders of any other preferred shares of the Fund (each class having one vote per share) and will vote together with Common Shareholders and any other preferred shares as a single class.

      Holders of outstanding preferred shares of the Fund, including AMPS, voting as a separate class, are entitled to elect two of the Fund's Trustees. The remaining Trustees are elected by Common Shareholders and holders of preferred shares, including the AMPS, voting together as a single class. In addition, if at any time, dividends (whether or not earned or declared) on any outstanding preferred shares of the Fund, including AMPS, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, the sole remedy of holders of the outstanding preferred shares of the Fund is that the number of Trustees will be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares as described above, would constitute a majority of the Trustees. The holders of preferred shares of the Fund will be entitled to elect such Trustees at a special meeting of holders of preferred shares held as soon as practicable after the occurrence of such event and at all subsequent meetings at which Trustees are to be elected. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter pays in full (or otherwise provides for) all dividends payable on all outstanding preferred shares of the Fund, the special voting rights stated above will cease and the terms of office of the additional Trustees elected by the holders of the preferred shares will automatically terminate.

      Unless a higher percentage is provided for under the Declaration or the Bylaws or applicable law, the Fund will not, without the affirmative vote or consent of the holders of at least a majority (as defined in the 1940 Act) of the AMPS outstanding at the time (voting together as a separate class), except as noted below:

            (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the AMPS with respect to payment of dividends or the distribution of assets on liquidation, or authorize, create or issue additional AMPS, unless, in each case, the Fund obtains written confirmation from Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) that such authorization, creation or issuance would not impair the rating then assigned by such rating agency to the AMPS, in which case the vote or consent of the holders of the AMPS is not required;

            (b) amend, alter or repeal the provisions of the Bylaws if such amendment, alteration or repeal would affect adversely the preferences, rights or powers expressly set forth in the Declaration or the Bylaws of holders of the AMPS; or

            (c) authorize the Fund's conversion from a closed-end to an open-end investment company.

      For purposes of the foregoing, no matter shall be deemed adversely to affect any preference, right or power of a holder of AMPS unless such matter
(i) adversely alters or abolishes any preferential right of the AMPS; (ii) creates, adversely alters or abolishes any right in respect of redemption of such shares; or (iii) creates or adversely alters (other than to abolish) any restriction on transfer applicable to such shares. The vote of holders of any AMPS described in this paragraph will in each case be in addition to a separate vote of the requisite percentage, if any, of Common Shares and/or preferred shares necessary to authorize the action in question.

      Unless a higher percentage is provided for under the Declaration or the Bylaws or applicable law, the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding AMPS, voting together as a single class, will be required to approve any plan of reorganization (including any plan of reorganization arising out of bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under
Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment restrictions designated as fundamental under "Investment Restrictions" in the SAI and changes in the Fund's subclassification as a closed-end investment company. To the extent permitted by applicable law, no vote of Common Shareholders, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above.

      The foregoing voting provisions will not apply with respect to AMPS if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

      If a series of preferred shares other than the AMPS is issued in the future, it is anticipated that such series would have voting rights comparable to those described above.

Rating Agency Guidelines and Asset Coverage

      In connection with the Fund's receipt of a rating of "Aaa" from Moody's and a rating of "AAA" from Fitch with respect to the AMPS, the Fund is required to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of any preferred shares then outstanding (including the AMPS) and (b) certain accrued and projected payment obligations of the Fund, including without limitation certain accrued and projected dividends on any preferred shares then outstanding (including the AMPS).

      Moody's and Fitch have each established separate guidelines for calculating discounted value. These guidelines specify discount factors that the Fund must apply to various types of securities in its portfolio for purposes of calculating whether the discounted value of the Fund's assets equals the Preferred Shares Basic Maintenance Amount (with the level of discount generally becoming greater as the credit quality of a security becomes lower). In addition, under the guidelines, certain types of securities (including securities in which the Fund may otherwise invest) are not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. Such ineligible securities include, for example, certain lower-rated debt securities and the equity securities of issuers other than Real Estate Companies. Accordingly, although the Fund may invest in such securities to the extent set forth herein, it is currently anticipated that they will not constitute a significant portion of the Fund's portfolio under normal circumstances. The rating agency guidelines for calculating discounted value do not impose any limitations on the percentage of the Fund's assets that may be invested in ineligible assets, and the amount of ineligible assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio.

      In addition, the Fund is required by the 1940 Act, as well as by the rating agency guidelines, to maintain asset coverage of at least 200% with respect to senior securities that are equity securities, including the AMPS ("1940 Act Preferred Shares Asset Coverage"). The Fund's 1940 Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required 1940 Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Fund and market conditions as of January 15, 2003, the 1940 Act Preferred Shares Asset Coverage with respect to all of the Fund's preferred shares, assuming the issuance on that date of all AMPS offered hereby and giving effect to the deduction of the related offering costs and sales load estimated at $564,700, would have been computed as follows:

      Value of Fund assets less liabilities not
           constituting senior securities           $82,373,700
      ----------------------------------------- =   ----------- =   294.2%
           Senior securities representing           $28,000,000
                     indebtedness
                        plus
      liquidation value of the preferred shares

      In the event the Fund does not timely cure a failure to maintain (a) a discounted value of the eligible assets in its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the AMPS, the Fund will be required to redeem AMPS as described under "--Redemption--Mandatory Redemption" below.

      In addition to the requirements described above, the rating agency guidelines impose restrictions on the Fund's use of certain financial instruments or investment techniques that the Fund might otherwise utilize. For example, the guidelines limit the use of certain hedging transactions such as futures contracts and options. The guidelines also limit the use of certain other investment techniques, including borrowing of money, short sales, loans of portfolio securities, and reverse repurchase agreements. For a complete description of such restrictions, see Article 11 of the Bylaws, which is attached as Appendix B to the SAI.

      The Fund may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating. The Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's and/or Fitch, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the AMPS.

      As recently described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the AMPS is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by the Fund and the Investment Manager and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Fund's Common Shares have not been rated by a nationally recognized statistical rating organization.

      A rating agency's guidelines will apply to the AMPS only so long as the rating agency is rating the shares. The Fund will pay certain fees to Moody's and Fitch for rating the AMPS. A more detailed description of how Moody's and Fitch calculate discounted value and the other limitations imposed by the rating agencies is contained in Article 11 of the Bylaws, which is attached as Appendix B to the SAI.

Liquidation

      Subject to the rights of holders of any series or class or classes of shares ranking on a parity with AMPS with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund (whether voluntary or involuntary), the holders of AMPS then outstanding will be entitled to receive and to be paid, out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution will be made on the Common Shares or any other class of shares of the Fund ranking junior to the AMPS, an amount equal to the liquidation preference with respect to such AMPS ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding the interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same-day funds in connection with the liquidation of the Fund. If such assets of the Fund are insufficient to make the full liquidation payment on the outstanding AMPS, no distribution shall be made on any shares of any other class or series of preferred shares ranking on a parity with the AMPS with respect to the distribution of assets upon such liquidation unless proportionate distributive amounts shall be paid on the AMPS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such liquidation. After the payment to the holders of AMPS of the full preferential amounts provided for as described herein, the holders of AMPS as such will have no right or claim to any of the remaining assets of the Fund.

      For purposes of the foregoing paragraph, a liquidation of the Fund does not include:

      . the sale of all or any portion of the property or business of the Fund;

      . the merger or consolidation of the Fund into or with any business trust or other entity; or

      . the merger or consolidation of any business trust or other entity into or with the Fund.

Redemption

      Mandatory Redemption. The Fund is required to maintain (a) a discounted value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) the 1940 Act Preferred Shares Asset

Coverage. Eligible portfolio securities for the purposes of (a) above will be determined from time to time by the rating agencies then rating the AMPS. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the Bylaws, the Fund must redeem all or a portion of the AMPS. This mandatory redemption will take place on a date that the Trustees specify out of legally available funds in accordance with the Declaration, the Bylaws and applicable law, at the redemption price of $25,000 per share, plus accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption. In determining the number of AMPS required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the AMPS and any other preferred shares of the Fund subject to redemption or retirement. The mandatory redemption will be limited to the number of AMPS and any other preferred shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

      Optional Redemption. The Fund, at its option, may redeem the AMPS, in whole or in part, out of legally available funds. Any optional redemption will occur on any dividend payment date at the optional redemption price per share of $25,000, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption, plus the premium, if any, specified in a special redemption provision. No AMPS may be redeemed if the redemption would cause the Fund to violate the 1940 Act. The Fund has the authority to redeem the AMPS for any reason and may redeem all or part of the outstanding AMPS if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to Common Shareholders for any significant period of time than that obtainable if the Common Shares were unleveraged. The Fund may exercise such redemption option as to some or all of the AMPS, subject to certain limitations. The optional redemption of AMPS will, if less than all the AMPS are redeemed, be made on a pro rata basis.

      The Fund will not make any optional redemption unless (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the AMPS by reason of the redemption of the AMPS on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount (both before and after giving effect to such redemption).

      Notwithstanding the foregoing, if unpaid dividends exist with respect to the AMPS (whether or not earned or declared), no AMPS shall be redeemed (by either mandatory redemption or optional redemption) unless all outstanding AMPS are simultaneously redeemed; provided, however, that this limitation will not apply to an otherwise lawful purchase or exchange offer made on the same terms to the holders of all outstanding AMPS.

      Although the AMPS are subject to redemption under certain circumstances as described above and under "--Mandatory Redemption," unlike the shares of an open-end mutual fund, the AMPS may not be redeemed at a shareholder's option.

                                  THE AUCTION

General

      Under the Bylaws, the applicable rate for the AMPS for each rate period after the initial rate period will generally be the rate that results from an auction conducted as set forth in the Bylaws and summarized below. In such an auction, persons determine to hold or offer to sell AMPS regardless of the rate set by the auction or offer to purchase or sell AMPS based on specific dividend rates bid by them. See Article 11 of the Bylaws, which is attached as Appendix B of the SAI, for a more complete description of the auction process.

      Auction Agency Agreement. The Fund will enter into an auction agency agreement with the auction agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the auction agent will follow the auction procedures set forth in the Bylaws to determine the applicable rate for the AMPS so long as the applicable rate for the AMPS is to be based on the results of an auction.

      The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 60 days after such notice. If the auction agent should resign, the Fund will attempt to appoint another qualified institution to act as auction agent. The Fund may remove the auction agent provided that prior to such removal the Fund has entered into an agreement with a successor auction agent.

      Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with one or more Broker-Dealers selected by the Fund that provide for the participation of those Broker-Dealers in auctions for AMPS ("Broker-Dealer Agreements").

      The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Fund, a service charge that will generally be at the annual rate of 1/4 of 1% of the stated value ($25,000 per share) of the AMPS held by a Broker-Dealer's customers upon settlement in an auction.

      The Fund may request the auction agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after such termination. A Broker-Dealer or the auction agent may terminate the Broker-Dealer Agreement at any time upon five days' written notice, subject to certain conditions. The Broker-Dealer Agreement shall automatically terminate upon the redemption of all outstanding AMPS or upon termination of the auction agency agreement.

Auction Procedures

      Prior to the submission deadline on each auction date for the AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of AMPS may submit the following types of orders with respect to AMPS to that Broker-Dealer:

             1. Hold Order--indicating its desire to hold AMPS without regard to the applicable rate for the next rate period.

             2. Bid--indicating its desire to purchase or hold the indicated
               number of AMPS at $25,000 per share if the applicable rate for the next rate period is not less than the rate specified in the bid. A bid order by an existing holder will be deemed an irrevocable offer to sell AMPS at $25,000 per share if the applicable rate for the next rate period is less than the rate specified in the bid.

             3. Sell Order--indicating its desire to sell AMPS at $25,000 per share without regard to the applicable rate for the next rate period.

      A beneficial owner of AMPS may submit different types of orders to its Broker-Dealer with respect to different AMPS then held by the beneficial owner. A beneficial owner that submits a bid to its Broker-Dealer having a rate higher than the applicable maximum rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a beneficial owner fails to submit an order for some or all of its shares to its Broker-Dealer for an auction relating to a rate period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order for such shares to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for the purposes of such offer, a potential holder as discussed below.

      A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of AMPS but that wishes to purchase AMPS or a beneficial owner that wishes to purchase additional AMPS. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase AMPS at $25,000 per share if the applicable rate for the next rate period is not less than the rate specified in such bid. A bid placed by a potential holder specifying a rate higher than the applicable maximum rate on the auction date will not be accepted.

      The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. Unless otherwise permitted by the Fund, the Broker-Dealers will designate themselves as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will also designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided that it is not an affiliate of the Fund.

      There are sufficient clearing bids in an auction if the number of AMPS subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates equal to or lower than the applicable maximum rate is at least equal to the sum of the number of AMPS subject to sell orders submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders and the number of AMPS subject to bids specifying rates higher than the applicable maximum rate submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders. If there are sufficient clearing bids, the applicable rate for the AMPS for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids that, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in such existing holders and potential holders owning the AMPS available for purchase in the auction.

      If there are not sufficient clearing bids, the applicable rate for the next rate period will be the applicable maximum rate on the auction date. If there are not sufficient clearing bids, beneficial owners of AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding AMPS are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period and the applicable rate for the next rate period will be 80% of the reference rate (i.e., 80% of the applicable "AA" Financial Composite Commercial Paper Rate (for a rate period of fewer than 184 days) or Treasury Index Rate (for a rate period of 184 days or more)).

      The auction procedures include a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of AMPS that is different from the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

      Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which currently provide for payment against delivery by their Agent Members in same-day funds.

      The auctions for AMPS will normally be held every seven days, and each subsequent rate period will normally begin on the following business day.

      The first auction for the AMPS will be held on February 24, 2003, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special rate periods, auctions for the AMPS normally will be held every seven days thereafter, and each subsequent dividend period for the AMPS normally will begin on the following business day.

      If an auction date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, extreme weather, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or if the auction agent is not able to conduct an auction in accordance with the auction procedures for any such reason, then the dividend rate for the next dividend period will be the dividend rate determined on the previous auction date.

      If a dividend payment date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, extreme weather, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or if the dividend payable on such date cannot be paid for any such reason then:

      . the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, can pay the dividend using commercially reasonable best efforts;

      . the affected dividend period will end on the day it otherwise would have ended; and

      . the next dividend period will begin and end on the dates on which it otherwise would have begun and ended.

      The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding AMPS and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:

Current Holder A.. Owns 500 shares, wants to sell    Bid order of 2.1% rate for all
                   all 500 shares if auction rate is 500 shares
                   less than 2.1%

Current Holder B.. Owns 300 shares, wants to hold    Hold order--will take the
                                                     auction rate

Current Holder C.. Owns 200 shares, wants to sell    Bid order of 1.9% rate for all
                   all 200 shares if auction rate is 200 shares
                   less than 1.9%

Potential Holder D Wants to buy 200 shares if        Places order to buy 200 shares at
                   auction rate is 2.0% or greater   or above 2.0%

Potential Holder E Wants to buy 300 shares if        Places order to buy 300 shares at
                   auction rate is 1.9% or greater   or above 1.9%

Potential Holder F Wants to buy 200 shares if        Places order to buy 200 shares at
                   auction rate is 2.1% or greater   or above 2.1%

      The lowest dividend rate that will result in all 1,000 AMPS continuing to be held is 2.0% (the offer by D). Therefore, the dividend rate will be 2.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

      The dividend rates used in the example above are hypothetical, and are not necessarily indicative of the rates that may be payable on the AMPS at any time. For further description of the auction procedures, please see Article 11 of the Bylaws, which is attached as Appendix B to the SAI.

Secondary Market Trading and Transfer of AMPS

      The underwriters are not required to make a market in the AMPS. The Broker-Dealers (including the underwriters) may maintain a secondary trading market for the AMPS outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for AMPS will develop or, if it does develop, that it will provide holders of AMPS with liquidity of investment. The AMPS will not be registered on any stock exchange or on the NASDAQ market. Investors who purchase AMPS in an auction (particularly if the Fund has declared a special rate period) should note that, because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

      You may sell, transfer, or otherwise dispose of AMPS only in whole shares and only:

      . pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

      .   to a Broker-Dealer; or

      . to such other persons as may be permitted by the Fund; provided, however, that (x) if you hold your AMPS in the name of a Broker-Dealer, a sale or transfer of your AMPS to that Broker-Dealer, or to another customer of that Broker-Dealer, will not be considered a sale or transfer for purposes of the foregoing limitation if that Broker-Dealer remains the existing holder of the AMPS immediately after the transaction; and (y) in the case of all transfers, other than through an auction, the Broker-Dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

                                NET ASSET VALUE

      The Fund determines the net asset value of its Common Shares on each day the New York Stock Exchange is open for business at the close of regular trading (normally 4:00 p.m. Eastern time). Domestic debt securities and non-US. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agent after the Fund's net asset value has been calculated on a particular day will not be used to adjust retroactively the price of a security or the Fund's net asset value determined earlier that day.

      The Fund determines net asset value per Common Share by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of the AMPS and dividends payable) by the total number of Common Shares outstanding. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

      In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the Board of Trustees or persons acting pursuant to procedures approved by the Board, generally based on recommendations provided by the Investment Manager or CDC IXIS Services. Fair valuation may also be required due to material events that occur after the close of the relevant market but prior to the close of the New York Stock Exchange. The effect of using fair value pricing is that the Common Shares' net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market.

      Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

                       DESCRIPTION OF CAPITAL STRUCTURE

      The Fund is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by the Declaration. The Declaration provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Declaration authorizes an unlimited number of Common Shares, and the Trustees have authorized 1,120 Series M Auction Market Preferred Shares of beneficial interest. Preferred shares may be issued in one or more series, with such par value and with such rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. For a description of the AMPS, see "Description of AMPS." The following table shows the number of (i) shares authorized and (ii) shares outstanding for each class of authorized securities of the Fund as of January 15, 2003.

                 Number    Number Held by or for    Number
Title of Class Authorized the Account of the Fund Outstanding
-------------- ---------- ----------------------- -----------
Common Shares. Unlimited             0             3,832,000
Series M AMPS.     1,120*            0                     0

--------
* Assumes authorization of 1,120 AMPS by the Board of Trustees prior to the issuance of the AMPS.

      Common Shareholders are entitled to share equally in dividends declared by the Board of Trustees payable to Common Shareholders and in the net assets of the Fund available for distribution to Common Shareholders after payment of the preferential amounts payable to holders of any outstanding preferred shares, including the AMPS. Neither Common Shareholders nor holders of AMPS have conversion rights or the right to cause the Fund to redeem their shares. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the Common Shareholders.

      Pursuant to the Fund's Dividend Reinvestment Plan, all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by EquiServe Trust Company, N.A. as agent for the Common Shareholders, unless the Common Shareholder elects to receive cash. The Fund and EquiServe Trust Company, N.A. reserve the right to amend or terminate the Dividend Reinvestment Plan.

      Common Shareholders will vote with the holders of the AMPS and any other outstanding preferred shares on each matter submitted to a vote of Common Shareholders, except as described under "Description of AMPS--Voting Rights" and except as otherwise required by the Declaration, the Bylaws or applicable law.

      Shareholders of each class or series are entitled to one vote for each share held. Except as provided under "Description of AMPS--Voting Rights" and except as otherwise required by the Declaration, the Bylaws or applicable law, holders of preferred shares, including the AMPS, voting as a separate class, are entitled to elect two Trustees, and the remaining Trustees will be elected by holders of Common Shares and preferred shares, voting as a single class.

      Under the 1940 Act, so long as any AMPS or any other preferred shares are outstanding, Common Shareholders will not be entitled to receive any dividends or other distributions from the Fund, unless at the time of such declaration,
(1) all accrued dividends on the AMPS have been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by "senior securities" (as defined in the 1940 Act), is at least 300% of the aggregate amount of senior securities representing indebtedness (to the extent any such senior securities are outstanding) and at least 200% of the aggregate amount of any senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the AMPS from rating agencies. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of AMPS--Dividends and Rate Periods--Restrictions on Dividends and Other Distributions."

      The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

      The Common Shares of the Fund commenced trading on the American Stock Exchange on November 26, 2002. On January 28, 2003, the net asset value per Common Share was $13.84, and the closing price per Common Share on the American Stock Exchange was $14.28.

Other Issues Relating to the AMPS

      Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares of beneficial interest as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither Common Shareholders nor holders of AMPS have pre-emptive rights to purchase any AMPS or any other preferred shares that the Fund may issue.

                             CLOSED-END STRUCTURE

      The Fund is a closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end investment companies (which are generally referred to as mutual funds) in that closed-end funds generally list their common shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that, if you wish to sell your common shares of a closed-end fund, you must trade them on the market like any other stock at the prevailing market price at that time. In contrast, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less any redemption charge that might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. By comparison, closed-end funds are generally better able to stay fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments and use certain investment strategies such as financial leverage and investments in illiquid securities.

      Common shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the best interest of shareholders, the Fund's Board of Trustees might consider from time to time repurchases of the Fund's Common Shares in the open market or in private transactions, tender offers for shares at net asset value or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Fund's Board will engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share. See "Repurchase of Shares." The Board of Trustees might also consider converting the Fund to an open-end investment company, which would also require a vote of the shareholders of the Fund. See "Possible Conversion to Open-End Status" and "Certain Provisions in the Declaration of Trust."

                    POSSIBLE CONVERSION TO OPEN-END STATUS

      Subject to the voting and other provisions in the Declaration, the Fund may be converted to an open-end investment company at any time by a vote of the outstanding shares. See "Certain Provisions in the Declaration of Trust" for a discussion of the shareholder and Trustee approval requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all AMPS then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and the Fund's Common Shares would likely no longer be listed on the American Stock Exchange. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. The Board of Trustees may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. However, the Fund cannot assure you that the Board of Trustees will decide to take or propose such a conversion.

                             REPURCHASE OF SHARES

      Common shares of closed-end investment companies often trade at a discount to net asset value, and the Fund's Common Shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's Common shares will be determined by such factors as dividend levels (which are in turn affected by the return on the Fund's portfolio and expenses), relative demand for and supply of shares in the market, the Fund's net asset value, call protection, dividend stability, general market and economic conditions and other factors beyond the control of the Fund. Although Common Shareholders will not have the right to redeem their shares, the Fund may take action to repurchase shares in the open market or in private transactions or make tender offers for its shares at net asset value. The Fund cannot assure you that the Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. For more information, see "Repurchase of Shares; Conversion to Open-End Fund" in the SAI. Repurchase of the Common Shares may have the effect of reducing any market discount to net asset value.

      There is no assurance that, if action is undertaken to repurchase or tender for Common Shares, such action will result in the Common Shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Common Shares, you should be aware that the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and, therefore, will have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover, which will result in additional expenses being borne by the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Portfolio turnover could give rise to a greater amount of taxable capital gains. The Board of Trustees would typically consider the following factors to be relevant to a potential decision to repurchase Common Shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact (including the expense) of any action on the Fund or its shareholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act.

                                  TAX MATTERS

      The following federal income tax discussion is based on the advice of Ropes & Gray, counsel to the Fund, and reflects provisions of the Code, existing Treasury Regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.

      The Bush Administration has announced a proposal to eliminate the federal income tax on dividends of income previously taxed at the corporate level. The specific application of this proposal to a regulated investment company investing in REITs, such as the Fund, is still unclear. In addition, it is uncertain if, and in what form, the proposal will ultimately be adopted. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion below.

      The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

      In order for any portion of any distributions to holders of AMPS to be eligible to be treated as capital gain dividends, the AMPS must be treated as equity for federal income tax purposes. Based in part on certain representations made by the Fund to Ropes & Gray relating to the lack of any present intention to redeem or purchase AMPS at any time in the future, it is the opinion of Ropes & Gray that the AMPS will constitute equity for federal income tax purposes. This opinion relies in part on a published ruling of the IRS stating that certain variable rate preferred stock similar in many material respects to the AMPS represents equity. The opinion of Ropes & Gray represents only its best legal judgment and is not binding on the IRS or the courts. If the IRS were to assert successfully that variable rate preferred stock such as the AMPS should be treated as debt for federal income tax purposes, distributions on AMPS (including distributions designated by the Fund as capital gain dividends) would be taxable as ordinary income (as opposed to capital gains). Ropes & Gray has advised the Fund that, should the IRS pursue in court the position that the AMPS should be treated as debt for federal income tax purposes, the IRS would be unlikely to prevail.

      To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders, including holders of its preferred shares, must qualify for the dividends-paid deduction. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between and among the Common Shares and any preferred shares issued by the Fund in proportion to the total dividends paid to each class during the year in which the income is realized.

      If at any time when preferred shares are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a 4% federal excise tax (imposed on regulated investment companies that fail to distribute for a given calendar year, generally, at least 98% of their net investment income and capital gain net income) and income tax on undistributed income or gains, and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may redeem preferred shares in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid income and excise taxes. The Fund may have to dispose of portfolio securities to generate cash for such redemption, which may result in transaction expenses and gain at the Fund level and in further distributions.

      The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements.

      The Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to shareholders as such.

      For federal income tax purposes, distributions of investment income are taxable as ordinary income, assuming the Fund has sufficient current or accumulated earnings and profits. Whether distributions of capital gains are taxed as ordinary income or capital gains is determined by how long the Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that the Fund owned for more than one year that are designated by the Fund as capital gain dividends will be taxable as capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Any gain resulting from the sale or exchange of Fund shares will generally also be subject to tax.

      The Fund's investments in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in non-U.S. securities or currencies other than the U.S. dollar may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

      The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long- term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

      If, in connection with the designation of a special rate period, (i) the Fund provides in a notice of special rate period that the Fund may redeem all or a portion of the AMPS and that upon such redemption the holders of the AMPS may receive a premium in addition to receipt of a redemption price per share equal to the sum of $25,000 plus an amount equal to the accumulated but unpaid dividends thereon during the whole or any part of the special rate period, (ii) based on all the facts and circumstances at the time of the designation of the special rate period the Fund is more likely than not to redeem such AMPS during the special rate period, and (iii) the premium to be paid upon redemption during such special rate period exceeds a specified de minimis amount, it is possible that the holders of the AMPS will be required to accrue the premium as a dividend (to the extent of the Fund's earnings and profits).

      The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate will be (i) 30% for amounts paid during 2002 and 2003, (ii) 29% for amounts paid during 2004 and 2005, and
(iii) 28% for amounts paid during 2006 through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. The Bush Administration has announced a proposal to accelerate reductions in tax rates which may change the backup withholding rate as well. In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

      It is not expected that investors will be subject to the alternative minimum tax as a result of an investment in the Fund. This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the SAI for additional information regarding the tax aspects of investing in the Fund.

                CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

      The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund's Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

      As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as "Continuing Trustees," which term means a Trustee who either (i) has been a member of the Board for a period of at least thirty-six months (or since immediately after the initial registered public offering of the Fund's Common Shares, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

      The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund's shares (including Common Shares and AMPS) to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation, or certain sales, or transfers, of Fund assets, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration provides that, subject to the terms of any AMPS that may be set forth in the Bylaws, the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. The Declaration also requires the approval of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees for certain extraordinary distributions from the Fund to shareholders. The voting provisions discussed in this section are more restrictive than those required under the 1940 Act and Massachusetts law. See "Certain Provisions in the Declaration of Trust" in the SAI for a more detailed summary of these provisions.

      The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters as the Trustees may consider necessary or desirable.

      The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

      The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which are on file with the SEC.

      Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or any officer or officers of the Fund. The Declaration further provides for indemnification by the Fund for all loss and expense of any shareholder or former shareholder held personally liable on account of being or having been a shareholder of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

                                 UNDERWRITING

      Subject to the terms and conditions of a purchase agreement dated February 5, 2003, the underwriters named below have agreed to purchase, and the Fund has agreed to sell to such underwriters, the number of AMPS set forth below.

                                      Number of
         Underwriter                    AMPS
         -----------                  ---------
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated..............    1,008
Prudential Securities Incorporated...      112
                                       -------
         Total.......................    1,120
                                       =======

      The purchase agreement provides that the obligations of the underwriters to purchase the AMPS included in this offering are subject to the approval of certain legal matters by counsel and to other conditions, including, without limitation, the receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of "Aaa" and "AAA" ratings on the AMPS from Moody's and Fitch, respectively, as of the time of the closing of the offering. The underwriters are obligated to purchase all the AMPS sold under the purchase agreement if any of the AMPS are purchased. In the purchase agreement, the Fund and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute payments the underwriters may be required to make for any of those liabilities.

      The underwriters propose to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price less a concession not in excess of $137.50 per share. The sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price of the AMPS. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any AMPS purchased on or before February 10, 2003.

      The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions, although the underwriters will not act as principals in any transaction until after they have ceased to be underwriters.

      The Fund anticipates that the underwriters or their affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under "The Auction." The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

      The settlement date for the purchase of the AMPS will be February 10, 2003, as agreed upon by the underwriters, the Fund and the Investment Manager pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

      The principal business address of Merrill Lynch is 4 World Financial Center, New York, New York 10080. The principal business address of Prudential Securities Incorporated is One New York Plaza, New York, New York 10292.

      For a description of compensation paid to Merrill Lynch by the Investment Manager in connection with the offering of the Fund's Common Shares, please see "Management of the Fund--Additional Compensation Agreement."

                  CUSTODIAN, AUCTION AGENT AND TRANSFER AGENT

      The custodian of the assets of the Fund is Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. The custodian performs custodial and certain fund accounting services.

      Deutsche Bank Trust Company Americas, 280 Park Avenue, New York, New York 10017, serves as the auction agent, transfer agent, registrar, dividend paying agent and redemption agent for the AMPS.

      EquiServe Trust Company, N.A. and its affiliate, EquiServe, Inc., 150 Royall Street, Canton, Massachusetts 02021, serve as the Fund's transfer agent, registrar, dividend disbursement agent and shareholder servicing agent for the Fund's Common Shares, as well as agent for the Fund's Dividend Reinvestment Plan for Common Shares.

                                 LEGAL MATTERS

      The validity of the shares offered hereby is being passed on for the Fund by Ropes & Gray, Boston, Massachusetts, and certain other legal matters will be passed on for the underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely as to certain matters of Massachusetts law on the opinion of Ropes & Gray.

                             AVAILABLE INFORMATION

      The Fund is subject to certain informational requirements under the federal securities laws and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the American Stock Exchange, 86 Trinity Place, New York, New York 10006.

      Additional information regarding the Fund and the AMPS is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the SEC. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

      A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. The SEC maintains a Web site (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.

                           TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

Table of Contents........................................   2
Investment Objectives and Policies.......................   3
Investment Restrictions..................................  14
Management of the Fund...................................  16
Investment Advisory and Other Services...................  22
Portfolio Transactions and Brokerage.....................  26
Determination of Net Asset Value.........................  28
Distributions............................................  29
Description of Shares....................................  32
Additional Information Concerning the Auctions for AMPS..  33
Certain Provisions in the Declaration of Trust...........  35
Repurchase of Shares; Conversion to Open-End Fund........  37
Taxation.................................................  40
Performance-Related and Comparative and Other Information  47
Counsel and Independent Accountants......................  48
Additional Information...................................  48
Financial Statements.....................................  49
Appendix A--Ratings of Investments....................... A-1
Appendix B--Article 11 of the Amended and Restated Bylaws B-1

================================================================================

                                  $28,000,000

                          AEW Real Estate Income Fund

                   Auction Market Preferred Shares ("AMPS")

                            1,120 Shares, Series M

                   Liquidation Preference $25,000 per Share

                               -----------------
                                  PROSPECTUS
                               -----------------

                              Merrill Lynch & Co.

                             Prudential Securities

                               February 5, 2003
================================================================================

                           AEW REAL ESTATE INCOME FUND


                               399 Boylston Street
                           Boston, Massachusetts 02116
                                 (800) 862-4863

                       STATEMENT OF ADDITIONAL INFORMATION


                                February 5, 2003


         AEW Real Estate Income Fund (the "Fund") is a recently organized, non-diversified, closed-end management investment company organized as a Massachusetts business trust on September 18, 2002.


         This Statement of Additional Information relating to the Series M Auction Market Preferred Shares ("AMPS") of the Fund is not a prospectus, but should be read in conjunction with the prospectus of the Fund, dated February 5, 2003, as supplemented from time to time (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing AMPS, and investors should obtain and read the Prospectus prior to purchasing such shares. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Statement of Additional Information and Prospectus may be obtained free of charge by writing or calling the address or phone number shown above. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission ("SEC"). Capitalized terms used but not defined herein have the same meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

TABLE OF CONTENTS ..........................................................   2
INVESTMENT OBJECTIVES AND POLICIES .........................................   3
INVESTMENT RESTRICTIONS ....................................................  14
MANAGEMENT OF THE FUND .....................................................  16
INVESTMENT ADVISORY AND OTHER SERVICES .....................................  22
PORTFOLIO TRANSACTIONS AND BROKERAGE .......................................  26
DETERMINATION OF NET ASSET VALUE ...........................................  28
DISTRIBUTIONS ..............................................................  29
DESCRIPTION OF SHARES ......................................................  32
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS ....................  33
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST .............................  35
REPURCHASE OF SHARES; CONVERSION TO OPEN-END FUND ..........................  37
TAXATION ...................................................................  40
PERFORMANCE-RELATED AND COMPARATIVE AND OTHER INFORMATION ..................  47
COUNSEL AND INDEPENDENT ACCOUNTANTS ........................................  48
ADDITIONAL INFORMATION .....................................................  48
FINANCIAL STATEMENTS .......................................................  49
APPENDIX A - RATINGS OF INVESTMENTS ........................................ A-1
APPENDIX B - ARTICLE 11 OF THE AMENDED AND RESTATED BYLAWS ................. B-1






       This Statement of Additional Information is dated February 5, 2003.

                       INVESTMENT OBJECTIVES AND POLICIES

Additional Information Regarding Fund Investments

         The following descriptions supplement the descriptions of the principal investment objectives, strategies and risks set forth in the Prospectus. Except as specifically provided herein, the Fund's investment policies are not fundamental and may be changed by the Board of Trustees of the Fund without the approval of the shareholders.

Investments In Real Estate Companies And Real Estate Investment Trusts

         Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common shares, preferred shares, convertible preferred shares (preferred shares that, during certain periods or upon the happening of certain events, may be converted into common shares) and debt securities issued by real estate companies, including real estate investment trusts ("REITs"). For purposes of the Fund's investment policies, a "Real Estate Company" is one that generally derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or has at least 50% of its assets invested in such real estate. Under normal market conditions, at least 80% of the Fund's total assets will be invested in income-producing equity securities issued by REITs. It is the Fund's fundamental policy to concentrate its investments in the U.S. real estate industry (including REITs) and not in any other industry.

Lower-Rated Securities

         Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by the Fund, with a commensurate effect on the asset coverage on the AMPS.

         Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings of certain rating agencies is set forth in Appendix
A. The ratings generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated.

         The secondary markets for lower-rated securities are generally not as liquid as the secondary markets for higher rated securities. The secondary markets for lower-rated securities are concentrated in relatively few market makers and participants in the market are generally institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for lower-rated securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the value of the Fund's investment portfolio and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for lower-rated securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

         Prices for lower-rated securities may be affected by legislative and regulatory developments to a greater extent than higher-rated securities. These laws could adversely affect the Fund's investment practices and the value of its investment portfolio, the secondary market for lower-rated securities, the financial condition of issuers of these securities and the value of outstanding lower-rated securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower-rated bonds and limiting the deductibility of interest by certain corporate issuers of lower-rated bonds adversely affected the market in the past.

         While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

         The Fund may only invest in non-investment grade securities that are rated CCC or higher by Fitch Ratings ("Fitch") or Standard & Poor's Ratings Services ("S&P") or Caa or higher by Moody's Investors Service, Inc. ("Moody's") (or a comparable rating by another nationally recognized statistical rating agency), or unrated securities determined to be of comparable quality by the Investment Manager. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise be subject to present elements of danger with respect to payments of principal or interest. The Fund will not invest in securities that are in default as to payment of principal and interest at the time of purchase.

Swap Agreements

         The Fund may enter into interest rate swap or cap transactions for purposes of attempting to reduce or eliminate the impact that an increase in short-term interest rates could have on the Fund's investments and capital structure. Swap transactions are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged (or "swapped") between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Commonly used swap transactions include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap transaction is only a fictitious basis on which to calculate the obligations that the parties to a swap transaction have agreed to exchange. Most swap transactions entered into by the Fund would calculate the obligations on a "net basis." Consequently, the Fund's obligations (or rights) under a swap transaction will generally be equal only to the net amount to be paid or received under the transaction based on the relative values of the positions held by each party to the transaction (the "net amount"). Obligations under a swap transaction will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets. The Fund will not enter into a swap transaction with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

         To the extent that the use of swaps and related transactions reduces the value of the Fund's investment portfolio, such transactions could reduce asset coverage on the AMPS or have a negative impact on the Fund's ability to make dividend payments on the AMPS.

Foreign Securities

         The Fund may invest up to 10% of its total assets in the securities of non-U.S. issuers located in countries that are members of the Organisation For Economic Co-operation and Development.

         Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less (or different) governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

         Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign sub-custodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian or depository in the event of the sub-custodian's or depository's bankruptcy or other event adversely affecting such sub-custodian or depository.

         In addition, there may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

         There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, in some jurisdictions there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

         The manner in which foreign investors may invest in companies in certain foreign countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the purchased shares re-registered in the name of the Fund. Re-registration may be costly and may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

         Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

         Rules adopted under the Investment Company Act of 1940, as amended (the "1940 Act"), permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be "eligible sub-custodians," as defined in the 1940 Act, for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting, on a timely basis, portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Illiquid Securities

         The Fund may invest in securities that are illiquid so long as no more than 10% of the total assets of the Fund (taken at market value at the time of investment) would be invested in such securities. The above limitation applies only at the time a security is purchased, and the Fund is not required to dispose of securities if, due to market movements, greater than 10% of the Fund's total assets are invested in illiquid securities. The term "illiquid securities" for these purposes means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper, that AEW Management and Advisors, L.P. (the "Investment Manager") has determined to be liquid under procedures approved by the Board of Trustees.

         The Board of Trustees has delegated to the Investment Manager the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. See "Determination of Net Asset Value." The Investment Manager may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. If adverse market conditions were to develop during any such delay, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

         As discussed in the Prospectus under "Interest Rate Transactions," the Fund intends to segregate cash or liquid securities with its custodian having a value at least equal to the Fund's net payment obligations under any swap transaction, as marked to market daily. The Fund will treat such amounts as illiquid for purposes of its 10% limit on investments in illiquid securities.

Other Investment Companies


         The Fund may invest in securities of open- or closed-end investment companies that invest primarily in investments of the types in which the Fund may invest directly. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of the AMPS, during periods when there is a shortage of attractive, real estate-related investments available in the market, to gain exposure to foreign markets, when the Investment Manager believes share prices of other investment companies offer attractive values or when it believes such investments are attractive investment opportunities. The Fund may invest in investment companies that are advised by the Investment Manager or its affiliates (including affiliated money market and short-term bond funds) to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and Fund shareholders would remain subject to payment of the Fund's management fees with respect to assets so invested. Holders of Common Shares ("Common Shareholders") would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Investment Manager will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and herein. As described in the Prospectus in the section entitled "Principal Risks of the Fund--General Risks of Investing in the Fund--Leverage Risks," because the Fund utilizes leverage, the value of the Fund's investment portfolio will tend to fluctuate more than if it did not use leverage.


U.S. Government Securities

         U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the

Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Corporate Bonds

         The Fund may invest in a wide variety of debt obligations of varying maturities issued by U.S. and foreign corporations and other business entities, including REITs. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. The Fund will invest in U.S. dollar-denominated corporate bonds and may also invest in bonds denominated in foreign currencies in accordance with the Fund's investment objectives and policies as described in the Prospectus. The Fund has the flexibility to invest in corporate bonds that are below investment grade quality. See "- Lower-Rated Securities" above.

         Many bonds, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates decline. Accordingly, holders of securities that may be called or prepaid may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Fund reinvests the proceeds of the payoff at current yields, which typically are lower than those paid by the security that was paid off. This is commonly known as "prepayment risk."

Convertible Securities

         The Fund may invest in convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. Similarly, certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. A convertible security generally entitles the holder to receive interest or dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. By holding a convertible security, the Fund can receive a steady stream of interest payments or dividends and still have the option to convert the security to common stock.

          As a fixed income security, a convertible debt or equity security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

         Convertible securities generally rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.

         The Fund may also invest in so-called "synthetic convertible securities," which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Short Sales

         A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund will not enter into short sales except for interest rate hedging purposes as described in the Prospectus.

         When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called "naked" short sales (i.e., short sales that are not "against the box"), in which case the Fund's losses could theoretically be unlimited, in cases where the Fund is unable for whatever reason to close out its short position.

Derivative Instruments

         The Fund may invest in derivatives for interest rate hedging purposes as described in the Prospectus. The Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options") for these purposes. The Fund may also use other types of instruments that are currently available or that may be introduced in the future, including other types of options, futures contracts or futures options, provided that their use is consistent with the Fund's investment objectives.

         The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to utilize these instruments successfully may depend in part upon the ability of the Investment Manager to forecast interest rates and other economic factors correctly. If the Investment Manager incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

         The Fund might not employ any derivatives, and no assurance can be given that any strategy used will succeed. If the Investment Manager incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments and due to the possible inability of the Fund to close out or to liquidate its derivatives positions.

Short-Term Investments and Borrowings

         In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may invest up to 100% of its net assets in cash equivalents and short-term fixed-income securities. The Fund would be unable to achieve its investment objectives if a substantial portion of its assets consisted of such investments. Short-term fixed income investments include, without limitation, the following:

         (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National

Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

         (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

         (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

         (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes.

However, they are redeemable by the Fund at any time. The Investment Manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

         (5) Shares of other investment companies that in turn invest in short-term investments, such as money market mutual funds. Subject to certain restrictions contained in any applicable exemptive order issued by the SEC, these investments may include investment companies such as money market funds advised or subadvised by the Investment Manager or its affiliates.

         The Fund may borrow money for temporary administrative purposes. Subject to the terms of any applicable exemptive relief granted by the SEC, the Fund may borrow for such purposes from other investment companies advised by the Investment Manager or its affiliates in an inter-fund loan program. In such a program, the Fund and affiliated funds would be permitted to lend and borrow money for certain temporary purposes directly to and from one another. Participation in such an inter-fund lending program would be voluntary for both borrowing and lending funds, and the Fund would participate in an inter-fund loan program only if the Board of Trustees determined that doing so would benefit the Fund. Should the Fund participate in such an inter-fund lending program, the Board of Trustees would establish procedures for the operation of the program by the Investment Manager or an affiliate.

Portfolio Turnover

         The Fund may engage in frequent and active portfolio trading when the Investment Manager considers it to be appropriate, but the Fund will not use short-term trading as the primary means of achieving its investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to the length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the increased realization of net short-term capital gains by the Fund that, when distributed to shareholders, will be taxable as ordinary income. See "Taxation."

Certain Affiliations

         Certain broker-dealers may be considered to be affiliated persons of the Fund and/or the Investment Manager due to their possible affiliations with CDC IXIS Asset Management North America, L.P. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker or to utilize affiliated brokers for agency transactions is subject to regulatory and other restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

Other Investments; New Securities and Other Investment Techniques.

         Although the Fund invests primarily in the securities of Real Estate Companies, it may from time to time also invest in equity or debt securities of issuers in other industries. Such investments may be subject to different or additional risks, including, among others, the risk that market prices of equity securities may rise and fall rapidly and unpredictably and the risk that debt securities may lose value when interest rates rise.

         New types of securities and other investment and hedging practices are developed from time to time. The Investment Manager expects, consistent with the Fund's investment objectives and policies, to invest in such new types of securities and to engage in such new types of investment practices if the Investment Manager believes that these investments and investment techniques may assist the Fund in achieving its investment objectives. In addition, the Investment Manager may use investment techniques and instruments that are not specifically described herein.

                             INVESTMENT RESTRICTIONS

         The investment objectives and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund's investment objectives are fundamental, and the Fund has also adopted the following investment restrictions as fundamental policies. The Fund's investment objectives and the following investment restrictions may not be changed without the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund.

         Under these policies:

         (1) The Fund may not make short sales of securities or maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

         (2) The Fund may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts.

         (3) The Fund may not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies. This restriction does not apply to repurchase agreements or loans of portfolio securities.

         (4) The Fund may not act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

         (5) The Fund may not purchase or sell real estate, although it may purchase securities of real estate investment trusts, issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

         (6) The Fund may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

         (7) The Fund may not issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

         In addition to these investment restrictions, the Fund will make investments that will result in the concentration (as that term may be defined by or interpreted under the 1940 Act and the rules and regulations thereunder) of its investments in the securities of issuers primarily engaged in the real estate industry (including real estate investment trusts) and not in any other industry. This restriction does not apply to U.S. Government securities. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations. This policy may not be changed without the approval of the holders of a "majority of the outstanding shares" (as defined in the 1940 Act) of the Fund.

         In addition to the fundamental investment policies identified as such above, the Fund has adopted, among others, the following non-fundamental investment policy. Under normal market conditions, the Fund will invest at least 90% of its total assets in common shares, preferred shares, convertible preferred shares and debt securities issued by Real Estate Companies (as defined in this Statement of Additional Information) ("Basket Investments"). The Board of Trustees of the Fund may change the preceding policy without shareholder approval. However, so long as it is required by applicable law, the Fund will not change the policy in order to reduce below 80% the portion of its net assets (plus any borrowings for investment purposes) that the Fund will invest, under normal market conditions, in Basket Investments unless it provides shareholders with at least 60 days' written notice of such change.

         The percentages and percentage limitations set forth above or in the Prospectus, other than with respect to restriction (2) pertaining to borrowing, will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. Restrictions (1) and (7) shall be interpreted based upon no-action letters and other pronouncements of the SEC or its staff. Under current pronouncements, certain Fund positions are excluded from the definition of "senior security" so long as the Fund maintains adequate cover, segregation of assets or otherwise.

     It is a condition of closing this offering that the AMPS be offered with a credit quality rating of "Aaa" from Moody's and of "AAA" from Fitch. In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by such rating agencies. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on Common Shareholders or the Fund's ability to achieve its investment objectives. Moody's and Fitch receive fees in connection with their ratings issuances.

                             MANAGEMENT OF THE FUND

     The Fund is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. Subject to Massachusetts law and the provisions of the Fund's Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws (the "Bylaws"), the Trustees have all power necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers. The Trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

     The table below provides certain information regarding the Trustees and officers of the Fund. For purposes of this table and for purposes of this Statement, the term "Independent Trustee" means those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the Board of Trustees. For purposes of this Statement of Additional Information, the term "Interested Trustee" means those Trustees who are "interested persons" of the Fund and, when applicable, who have a direct or indirect financial interest in the approval of a matter being voted on by the Board of Trustees.

---------------------------------------------------------------------------------------------------------------------------
                                          Term of                                Number of
                                          Office and                             Portfolios
                             Position(s)  Length of   Principal Occupation(s)    in Fund
                             Held with    Time        During Past                Complex
Name, Age and Address        Fund         Served      5 Years                    Overseen      Other Directorships Held
----------------------       ----         ------      -------                    --------      ------------------------
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT  TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
Graham T. Allison, Jr. (63)  Trustee      Term        Douglas Dillon Professor   27            Director, Taubman Centers,
399 Boylston Street          Contract     expires     and Director for the                     Inc.
Boston, MA 02116             Review and   in 2003*    Belfer Center of Science                 Board Member, USEC Inc.
                             Governance               and International
                             Committee    Since       Affairs, John F. Kennedy
                             Member       inception   School of Government,
                                          (October    Harvard University
                                          2002)
---------------------------------------------------------------------------------------------------------------------------
Daniel M. Cain (58)          Trustee      Term        President and CEO, Cain    27            Trustee, Universal Health
452 Fifth Avenue             Chairman     expires     Brothers & Company,                      Realty Income Trust
New York, NY 10018           of the       in 2004*    Incorporated (investment                 Director, eBenX, Inc.
                             Audit                    banking)                                 Director, PASC
                             Committee    Since
                                          inception
                                          (October
                                          2002)
---------------------------------------------------------------------------------------------------------------------------
Kenneth J. Cowan (71)        Trustee      Term        Retired                    27            None
399 Boylston Street          Chairman     expires
Boston, MA 02116             of the       in 2004*
                             Contract
                             Review and
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                          Term of                                Number of
                                          Office and                             Portfolios
                             Position(s)  Length of   Principal Occupation(s)    in Fund
                             Held with    Time        During Past                Complex
Name, Age and Address        Fund         Served      5 Years                    Overseen      Other Directorships Held
----------------------       ----         ------      -------                    --------      ------------------------

---------------------------------------------------------------------------------------------------------------------------
                             Governance   Since
                             Committee    inception
                                          (October
                                          2002)
---------------------------------------------------------------------------------------------------------------------------
Richard Darman (59)          Trustee      Term        Partner, The Carlyle       27            Director and Vice Chairman,
399 Boylston Street          Contract     expires     Group (investments);                     AES Corporation
Boston, MA 02116             Review and   in 2003*    formerly Professor,
                             Governance               John F. Kennedy School of
                             Committee    Since       Government, Harvard
                             Member       inception   University
                                          (October
                                          2002)
---------------------------------------------------------------------------------------------------------------------------
Sandra O. Moose (61)         Trustee      Term        Senior Vice President      27            Director, Verizon
Exchange Place               Audit        expires     and Director, The Boston                 Communications
Boston, MA 02109             Committee    in 2005*    Consulting Group, Inc.                   Director, Rohm and Haas
                             Member                   (management                              Company
                                          Since       consulting)
                                          inception
                                          (October
                                          2002)
---------------------------------------------------------------------------------------------------------------------------
John A. Shane (70)           Trustee      Term        President, Palmer          27            Director,  Eastern Bank
200 Unicorn Park Drive       Audit        expires     Service Corporation                      Corporation; Director,
Woburn, MA 01801             Committee    in 2005*    (venture capital                         Gensym Corporation;
                             Member                   organization)                            Director, Overland
                                          Since                                                Storage, Inc.; Director
                                          inception                                            ABT Associates, Inc.
                                          (October
                                          2002)
---------------------------------------------------------------------------------------------------------------------------
Pendleton P. White (72)      Trustee      Term        Retired                    27            None
6 Breckenridge Lane          Contract     expires
Savannah, GA 31411           Review and   in 2003*
                             Governance
                             Committee    Since
                             Member       inception
                                          (October
                                          2002)
---------------------------------------------------------------------------------------------------------------------------
INTERESTED  TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
John T. Hailer** (42)        President    Term as     President and Chief        27            None
399 Boylston Street          and Chief    Trustee     Executive Officer, CDC
Boston, MA 02116             Executive    expires     IXIS Asset Management
                             Officer      in 2004*    Distributors, L.P.;
                             Trustee                  Director and Executive
                                          Since       Vice President of CDC
                                          inception   IXIS Asset Management
                                          (October    Distribution Corporation
                                          2002)       ("CDC IXIS Distribution
                                                      Corporation"); and
                                                      President and Chief
                                                      Executive Officer of CDC
                                                      IXIS Asset Management
                                                      Advisers, L.P. ("CDC
                                                      IXIS Advisers");
                                                      formerly, Senior Vice
                                                      President, Fidelity
                                                      Investments
---------------------------------------------------------------------------------------------------------------------------
Peter S. Voss*** (56)        Chairman     Term        Director, President and    27            Trustee, Harris Associates
399 Boylston Street          of the       expires     Chief Executive Officer,                 Investment Trust****
Boston, MA 02116             Board        in 2005*    CDC IXIS Asset
                             Trustee      Since       Management North
                                          inception   America, L.P.
                                          (October
                                          2002)
---------------------------------------------------------------------------------------------------------------------------
OFFICERS
---------------------------------------------------------------------------------------------------------------------------
James J. Finnegan (42)       Chief        Not         AEW Management and         N/A           N/A
399 Boylston Street          Operating    Applicable  Advisors, L.P., -
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                          Term of                               Number of
                                          Office and                            Portfolios in
                             Position(s)  Length of   Principal Occupation(s)   Fund
                             Held with    Time        During Past               Complex
Name, Age and Address        Fund         Served      5 Years                   Overseen       Other Directorships Held
----------------------       ----         ------      -------                   --------       ------------------------
---------------------------------------------------------------------------------------------------------------------------
Boston, MA 02116            Officer      (October     Counsel,
                                          2002)       Managing Director, Vice
                                                      President and Clerk,
                                                      December 1996 to
                                                      present; AEW Capital
                                                      Management, L.P. -
                                                      General Counsel and
                                                      Principal, January 2000
                                                      to present, Assistant
                                                      General Counsel and Vice
                                                      President, December 1996
                                                      to January 2000; AEW
                                                      Advisors, Inc. -
                                                      Managing Director and
                                                      Vice President, December
                                                      1996 to Present; AEW
                                                      Investment Group, Inc. -
                                                      Vice President and
                                                      Assistant Clerk,
                                                      December 1996 to
                                                      Present; AEW Real Estate
                                                      Advisors, Inc. - Vice
                                                      President and Assistant
                                                      Clerk, December 1996 to
                                                      Present.
---------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (42)         Treasurer    Not         Senior Vice President      N/A           N/A
399 Boylston Street                       Applicable  CDC IXIS Asset
Boston, MA 02116                                      Management Services,
                                          Since       Inc.; Senior Vice
                                          inception   President, CDC IXIS
                                          (October    Advisers; Vice President
                                          2002)       and Assistant Treasurer,
                                                      MFS Investment Management,
                                                      1997-2002; Vice President,
                                                      Putnam Investments, 1994
                                                      to 1997.
---------------------------------------------------------------------------------------------------------------------------
John E. Pelletier (38)       Secretary    Not         Senior Vice President,     N/A           N/A
399 Boylston Street          and Clerk    Applicable  General Counsel,
Boston, MA 02116                                      Secretary and Clerk, CDC
                                          Since       IXIS Distribution
                                          inception   Corporation; Senior Vice
                                          (October    President, General
                                          2002)       Counsel, Secretary and
                                                      Clerk, CDC IXIS Asset
                                                      Management Distributors,
                                                      L.P.; Senior Vice
                                                      President, General
                                                      Counsel, Secretary and
                                                      Clerk, CDC IXIS Asset
                                                      Management Advisers,
                                                      L.P.; Executive Vice
                                                      President, General
                                                      Counsel, Secretary,
                                                      Clerk, and Director, CDC
                                                      IXIS Asset Management
                                                      Services, Inc.
---------------------------------------------------------------------------------------------------------------------------

     *Subject to a Trustee's earlier retirement, resignation, disqualification or removal from the Board. The current retirement age is 72.

     **Mr. Hailer is an "interested person" of the Fund because he holds the following positions with affiliated persons of the Fund: President and Chief Executive Officer of CDC IXIS Asset Management Distributors, L.P.; Director and Executive Vice President of CDC IXIS Distribution Corporation; and President and Chief Executive Officer of CDC IXIS Advisers.

     ***Mr. Voss is an "interested person" of the Fund because he holds the following positions with affiliated persons of the Fund: Director of CDC IXIS Asset Management Services, Inc.; Director of CDC IXIS Distribution Corporation; Director, President and Chief Executive Officer of CDC IXIS Asset Management North America, L.P.; Director and Chairman of CDC IXIS Asset Management Associates, Inc.; Director of AEW Capital Management, Inc.; Director of Harris Associates, Inc.; Director of Jurika & Voyles, Inc.; Director of Loomis, Sayles & Company, Inc.; Director of Reich & Tang Asset Management Inc.; Director of Westpeak Investment Advisors, Inc.; and Director of Vaughan, Nelson, Scarborough & McCullough, Inc.

     ****As of December 31, 2002, Harris Associates Investment Trust had seven series that were overseen by its Board of Trustees.

         Each Trustee of the Fund also serves as a trustee for CDC Nvest Funds Trust I, II and III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust-Money Market Series and CDC Nvest Tax Exempt Money Market Trust (collectively, the "CDC Nvest Trusts"), each of which is advised by affiliates of the Investment Manager. Previous positions during the past five years with CDC IXIS Asset Management Distributors, L.P. or CDC IXIS Advisers are omitted, if not materially different from a trustee's or officer's current position with such entity.

         The Common Shareholders and the holders of the AMPS ("Preferred Shareholders") will elect Trustees to fill the vacancies of Trustees whose term expires at each annual meeting of shareholders. While the AMPS are outstanding, the Preferred Shareholders will be entitled to elect two Trustees and the remaining Trustees shall be elected by Common Shareholders and Preferred Shareholders, voting together as a single class, in each case in accordance with the Fund's staggered board structure (see "Anti-Takeover and Other Provisions in the Declaration of Trust"). Preferred Shareholders will be entitled to elect a majority of the Fund's Trustees under certain circumstances.

         The following table states the dollar range of equity securities beneficially owned by each Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustees in the Fund's "family of investment companies," which includes CDC Nvest AEW Real Estate Fund (a series of CDC Nvest Companies Trust I), an open-end investment company that is managed by the Investment Manager.


----------------------------------------------------------------------------------------------------------------------
                                                                                  Aggregate Dollar Range of Equity
                                                                                 Securities in All Funds Overseen by
                                                 Dollar Range of Equity           Trustee in Family of Investment
       Name of Trustee/1/                        Securities in the Fund                       Companies
       -----------------                        ------------------------                     ------------
----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------
Graham T. Allison, Jr.                                  $0                              More than $100,000 (2)
Kenneth J. Cowan                                        $0                                  $10,001-50,000 (2)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------
Peter S. Voss                                           $0                              More than $100,000
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

(1) Except as disclosed above, no Trustee of the Fund owns securities of the Fund or CDC Nvest AEW Real Estate Fund. Information about ownership is shown as of December 31, 2002 for the CDC Nvest AEW Real Estate Fund. Because the Fund is recently organized, information about ownership of its securities is shown as of December 31, 2002.

(2) Includes ownership of CDC Nvest AEW Real Estate Fund through a deferred compensation arrangement in connection with service as a Trustee of CDC Nvest Companies Trust I.


Standing Board Committees

         The Contract Review and Governance Committee of the Fund is comprised solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the Investment Manager and the Fund, and governance matters relating to the Fund.

         The Audit Committee of the Fund is comprised solely of Independent Trustees and considers matters relating to the scope and results of the Fund's audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent, auction agent, administrator, sub-administrator and custodian.

         Each Committee of the Board has held two meetings to date.

Trustee Fees

         The Fund pays no compensation to its officers or to its Interested Trustees. Each other Trustee of the Fund receives a fee of $2,000 annually for serving as a Trustee of the Fund, and a fee of $375 and related expenses for each meeting of the Board of Trustees attended. Each Committee member receives a fee of $2,000 annually for Committee service, and will also receive a meeting fee of $200 for each additional meeting after the first four meetings of a Committee during a given year. In addition, the Chairpersons of the Contract Review and Governance and Audit Committees each receive an additional fee of $1,000 per year.

         During the year ended December 31, 2002 (the fiscal year ended January 31, 2003, for CDC Nvest Companies Trust I), the Trustees of the Fund received the amounts set forth in the following table for serving as trustees of the CDC Nvest Trusts. The table also includes amounts paid to the Trustees by the Fund for service as Trustees during the partial fiscal year ended January 31, 2003.

                                            Pension or                    Total
                        Compensation from   Retirement     Estimated      Compensation
                        the Fund for the    Benefits       Annual         from the
                        Fiscal Year         Accrued as     Benefits       CDC Nvest
                        Ending January      Part of Fund   Upon           Trusts and the
Name of Trustee         31, 2003            Expenses*      Retirement*    Fund*+
---------------         --------            ----------     -----------    ------
INDEPENDENT
Graham T. Allison, Jr.  $1,285              $0             $0             $74,535
Daniel M. Cain          $1,887              $0             $0             $76,887
Kenneth J. Cowan        $1,887              $0             $0             $81,637
Richard Darman          $1,660              $0             $0             $76,410
Sandra O. Moose         $1,285              $0             $0             $71,285
John A. Shane           $1,660              $0             $0             $71,660
Pendleton P. White      $1,660              $0             $0             $76,410

INTERESTED
Peter S. Voss           $0                  $0             $0             $0
John T. Hailer          $0                  $0             $0             $0

-----------------------------------------

         +Total Compensation represents amounts paid during 2002 (during the fiscal year ended January 31, 2003, for CDC Nvest Companies Trust I) to a trustee for serving on the board of trustees of 6 trusts with a total of 26 funds as of December 31, 2002, as well as amounts paid by the Fund during the fiscal year ended January 31, 2003. Amounts include payments deferred by Trustees for 2002 (for the year ended January 31, 2003, for CDC Nvest Companies Trust I).

         The Fund provides no pension or retirement benefits to its Trustees.

Shareholders


         As of January 17, 2003, the following person owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund's outstanding shares as of such date and, except as noted below, no other person owned of record or, to the knowledge of the Fund, owned beneficially 5% or more of any class of shares of the Fund.



Shareholder                       Number of Common      Percentage of the Fund's
                                       Shares           Outstanding Shares as of
                                                        January 17, 2003
Cede & Co.                           3,824,799                 99.8%
55 Water Street, 25/th/ Floor
New York, New York  10041-0001

                     INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Manager


         The Investment Manager has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Trustees of the Fund. The Investment Manager is a real estate investment advisory firm that provides investment management and related services to institutional and retail investors. The Investment Manager employs 180 investment professionals in offices located in Boston, Los Angeles, Washington, DC, and London and utilizes the resources of a dedicated in-house research group in place since 1988. Together with its affiliates operating under the AEW name, the Investment Manager managed approximately $6.7 billion of client capital as of December 31, 2002 (approximately $7.0 billion as of June 30, 2002), including the assets of some of the nation's leading public and private pension funds, union retirement funds, and university endowments. The Investment Manager managed approximately $2.24 billion in REIT securities as of December 31, 2002. The Investment Manager's address is Two Seaport Lane, World Trade Center East, Boston, Massachusetts 02210.


         The Investment Manager is a registered investment adviser whose origins date back to 1981. The Investment Manager is a limited partnership that is a controlled affiliate of AEW Capital Management, L.P., which in turn is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, LLC, which in turn is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"). CDC IXIS North America owns the entire limited partnership interest in the Investment Manager. CDC IXIS North America, together with its subsidiaries and affiliates in the U.S., Europe and Asia, managed approximately $312.8 billion in assets for institutions and individuals as of December 31, 2002.

         Pursuant to the Investment Management Agreement, the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Trustees of the Fund.

         Under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of .80% of the average daily value of the managed assets (which include the liquidation preference on any preferred shares of the Fund (including the AMPS) and the principal amount on any borrowings used for leverage) of the Fund, subject to certain fee waivers described in the Prospectus. During the time in which the Fund is utilizing leverage, the fees paid to the Investment Manager and its affiliates for investment management, administrative and other services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which include the liquidation preference of any preferred shares of the Fund (including the AMPS) and the principal amount of any borrowings used for leverage. Only the Fund's Common Shareholders bear the Fund's fees and expenses.

Trustee Approval of the Investment Management Agreement

         The Board of Trustees approved the Investment Management Agreement at a meeting held on October 10, 2002. As noted above, each Trustee also serves as a trustee for the CDC Nvest Funds, including the CDC Nvest AEW Real Estate Fund, an open-end investment company managed by the Investment Manager that principally invests in the securities of real estate companies. As a result, the Trustees, in their collective years of service as trustees of such funds, have gained significant knowledge regarding matters such as the fees and expenses of investment companies; the services generally provided by investment advisors to an investment company; the benefits of the advisory relationship to an investment advisor; and the operations and prior performance of the Investment Manager.

         In connection with their meeting, the Trustees met with representatives of the Investment Manager, including investment advisory personnel, and reviewed materials specifically relating to the Investment Management Agreement, including materials prepared by Fund counsel and counsel to the Independent Trustees. In considering the Investment Management Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the Investment Management Agreement included the following:

         . the economic outlook and the general investment outlook in the markets in which the Fund proposes to invest, as well as the investment performance of a peer group of funds (including other funds advised by the Investment Manager) and the performance of an appropriate index.

         . the Investment Manager's investment philosophy and process, operational stability and financial condition, as well as the size and experience of the Investment Manager's investment staff.

         . the expected quality of the Investment Manager's services with respect to compliance with the Fund's investment policies and restrictions and its policies on personal securities transactions.

         . the nature, quality, and extent of services to be performed by the Investment Manager pursuant to the Investment Management Agreement.

         . the Fund's expected expense ratio and the expense ratios of a peer group of funds. They also considered (i) the Investment Manager's agreement to waive a portion of its investment management fees and the financial impact on the Investment Manager of such waiver, and (ii) the amount and nature of fees paid by shareholders, including the fact that the Investment Manager has agreed to pay organizational expenses and offering costs of the Fund (other than the sales load) that exceed $0.03 per Common Share. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Investment Manager, such as the engagement of CDC IXIS Asset Management Services, Inc., an affiliate of the Investment Manager, to provide administrative services to the Fund, and the expected benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating the Fund's investment management fees, the Trustees also took into account the demands, complexity and expected quality of the investment management of the Fund. The Trustees also noted the fact that, because the advisory fees paid to the Investment Manager (as well as the fees paid to CDC IXIS Asset Management Services, Inc.) by the Fund are based on the Fund's managed assets, which include the liquidation preference on any AMPS and the principal amount of any borrowings used for leverage, the Investment Manager has a financial incentive for the Fund to issue AMPS and use other forms of leverage, which may create a conflict of interest between the Investment Manager and the Fund's shareholders.

        . the level of profits expected to be realized by the Investment Manager and its affiliates in connection with the operation of the Fund. In this respect, the Trustees considered certain ongoing commissions that are expected to be paid by the Investment Manager out of its own assets to the underwriters for the offering of the Common Shares and the Investment Manager's agreement to waive a portion of its investment management fees.

        . whether there is potential for realization of any economies of scale with respect to the management of the Fund and whether the Fund will appropriately benefit from such economies of scale.

        Based on their evaluation of all factors that they deemed to be material, including, but not limited to, those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the proposed investment management fee structure was fair and reasonable, and that approval of the Investment Management Agreement was in the best interest of the Fund and its shareholders.

Administrative Services

        Pursuant to an Administrative Services Agreement between the Fund and CDC IXIS Asset Management Services, Inc. ("CDC IXIS Services"), an affiliate of the Investment Manager, CDC IXIS Services also performs or arranges for the performance of certain administrative and accounting functions for the Fund, including: (i) providing persons satisfactory to the Trustees of the Fund to serve as officers and, in that capacity, manage the daily operations of the Fund; (ii) processing the payment of expenses for the Fund; (iii) supervising the preparation of periodic reports to the Fund's shareholders; (iv) preparing materials for Fund Board and Committee meetings; (v) supervising the pricing of the Fund's investment portfolio and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; (vi) monitoring relationships with organizations providing services to the Fund, including the custodian, transfer agent, auction agent and printers; (vii) supervising compliance by the Fund with record-keeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Investment Manager, custodian and/or transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; and (viii) providing executive, clerical and secretarial help needed to carry out these responsibilities.

     Under the terms of the Administrative Services Agreement, the Fund pays CDC IXIS Services a monthly administration fee computed on the basis of the average daily managed assets of the Fund at an annual rate equal to 0.06% of the first $300 million in assets and 0.0575% of assets in excess of $300 million, with a minimum annual fee of $150,000.

     In accordance with the terms of the Administrative Services Agreement and with the approval of the Fund's Board of Trustees, CDC IXIS Services has retained Investors Bank & Trust Company as sub-administrator under a sub-administration agreement (the "Sub-Administration Agreement"). Under the Sub-Administration Agreement, Investors Bank & Trust Company has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining, together with the Fund's custodian, the Fund's net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund's books and records that are not maintained by the Investment Manager, CDC IXIS Services, the custodian or transfer agent; (iii) preparing financial information for the Fund's income tax returns, proxy statements, shareholder reports, and SEC filings; and (iv) responding to shareholder inquiries.

     Under the terms of the Sub-Administration Agreement, CDC IXIS Services (and not the Fund) pays Investors Bank & Trust Company a monthly sub-administration fee computed on the basis of the managed assets of the Fund at an annual rate equal to 0.015% of the first $300 million in managed assets and 0.012% thereafter. As discussed below under "Custodian and Auction Agent," Investors Bank & Trust Company is also the Fund's custodian.

     The personnel acting as officers of the Fund are employees or officers of the Investment Manager, CDC IXIS Services or their affiliates. The Fund does not pay for services performed by officers of the Investment Manager, CDC IXIS Services or their affiliates, other than amounts payable under the Investment Management and Administrative Services Agreements.

Marketing Agent


     CDC IXIS Asset Management Advisors Group (the "Advisors Group"), an affiliate of the Investment Manager, acted as marketing agent for the Fund in connection with the offering of the Fund's Common Shares by preparing marketing materials and providing distribution support during the offering. In this connection, the Advisors Group agreed, pursuant to an agreement with the Investment Manager, (i) to reimburse the Investment Manager for one-half of the amount by which the aggregate of all of the Fund's organizational expenses and offering costs with respect to the offering of the Common Shares (other than the sales load) exceeds $0.03 per Common Share and (ii) to bear a portion of any ongoing asset-based fees to be paid by the Investment Manager to the underwriters (other than Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")) in connection with the offering in the amount of 21.8% of such fees in years one and two of the Fund's operations and in declining amounts for each of the four years thereafter. As payment for these services, the Investment Manager (and not the Fund) has agreed to pay the Advisors Group a fee at the annual rate of 0.12% of net assets for years one and two of the Fund's operations, 0.08% of net assets for years three and four, and 0.05% of net assets in years five and six. The Investment Manager has not agreed to pay any fees to the Advisors Group (and the Advisors Group has not agreed to bear any portion of any asset-based fees payable by the Investment Manager) beyond year six of the Fund's operations. The Advisors Group and the Investment Manager, both of which are subsidiaries of CDC IXIS Asset Management North America, L.P., may agree to change or eliminate these payments at any time.

Custodian And Auction Agent


     Investors Bank & Trust Company, which has its principal business office at 200 Clarendon Street, Boston, Massachusetts 02116, has been retained to act as custodian of the Fund's investments. Deutsche Bank Trust Company Americas, 280 Park Avenue, New York, New York 10017, serves as auction agent, transfer agent, registrar, dividend paying agent and redemption agent for the AMPS. Neither Investors Bank & Trust Company nor Deutsche Bank Trust Company Americas has any
part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

     CDC IXIS Services remains responsible for monitoring and overseeing the performance by Investors Bank & Trust Company and Deutsche Bank Trust Company Americas, as sub-administrator and custodian and auction agent, respectively, of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund's Board of Trustees.


Code Of Ethics

     The Fund and the Investment Manager have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees to invest in securities for their own accounts, under certain circumstances, including securities that may be purchased or held by the Fund. Text-only versions of the codes of ethics may be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board and the oversight of the Investment Manager, the Investment Manager is primarily responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

     Fixed-income securities, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

     The general policy of the Fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the Investment Manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the Investment Manager generally seeks the best price in placing its orders, the Fund may not necessarily be paying the lowest price available.

     Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Investment Manager may select brokers who charge a commission in excess of that charged by other brokers if the Investment Manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Investment Manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The Investment Manager may also have arrangements with brokers pursuant to which such brokers provide research services to the Investment Manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases the Fund's costs, the Investment Manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as the Investment Manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

     Research services furnished to the Investment Manager by brokers who effect securities transactions for the Fund may be used by the Investment Manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Manager by brokers who effect securities transactions for other investment companies and accounts which the Investment Manager manages may be used by the Investment Manager in servicing the Fund. Not all of these research services are used by the Investment Manager in managing any particular account, including the Fund.

     Under the 1940 Act, "affiliated persons" of the Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Fund may purchase securities from underwriting syndicates of which the Investment Manager or any of its affiliates (as defined in the 1940 Act) is a member under certain conditions, in accordance with Rule 10f-3 promulgated under the 1940 Act. See "Investment Objectives and Policies - Certain Affiliations."

     The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through "affiliated broker/dealers," as defined in the 1940 Act. The Board of Trustees has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations.

     Investment decisions for the Fund are made independently from those of other funds or accounts managed by the Investment Manager. Such other funds or accounts may also invest in the same securities as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

                        DETERMINATION OF NET ASSET VALUE

     The method for determining the net asset value per Common Share is summarized in the Prospectus.

     The total net asset value of the Common Shares (the excess of the assets of the Fund over the Fund's liabilities) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (the "Exchange") is open for trading. In addition, in the Investment Manager's discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if the Investment Manager in its discretion determines that it is advisable to do so based primarily upon factors such as whether (i) there has been enough trading in that Fund's portfolio securities to affect materially the net asset value of the Fund's shares and (ii) whether in the Investment Manager's view sufficient information (e.g., prices reported by pricing services) is available for the Fund's shares to be priced. The Fund does not expect to price its shares on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker. Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to procedures approved by the Board.

     Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their last sale price (or the last reported bid price, if there is no reported sale during the day), on the exchange on which they principally trade, as of the close of regular trading on such exchange, except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern time, when the Fund computes the net asset value of its Common Shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of the Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of the Fund's securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the Fund's Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value.

                                  DISTRIBUTIONS


     See "Description of AMPS - Dividends and Rate Periods" and "Description of Capital Structure" in the Prospectus for information related to distributions made to Fund shareholders.

     For tax purposes, the Fund is currently required to allocate net capital gain and other categories of income between the Common Shares and the AMPS in proportion to total dividends paid to each class for the year in which such capital gain or other category of income is realized.

     While any AMPS are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accrued dividends on the AMPS have been paid, (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding AMPS, (3) the Fund has redeemed the full number of AMPS and any other preferred shares outstanding required to be redeemed by any provision in the Bylaws requiring mandatory redemption, and (4) other requirements imposed by any rating agencies rating any AMPS issued by the Fund have been met.


     These limitations on the Fund's ability to make distributions on its Common Shares could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Taxation."

Level Rate Dividend Policy

     Subject to the determination of the Board of Trustees to implement a Managed Dividend Policy, as discussed below, commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund, which rate may be adjusted from time to time ("Level Rate Dividend Policy"). Distributions can only be made from net investment income after paying accrued dividends on the AMPS and interest and required principal payments on borrowings, if any, as well as making any required payments on any interest rate transactions. The Fund's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends payable on the AMPS and interest and required principal payments on borrowings, if any. Over time, the Fund intends to distribute all of its net investment income (after payment of expenses, dividends on the AMPS and interest on any borrowings). At least annually, the Fund intends to distribute all of its net capital gain and ordinary taxable income after paying expenses and paying any accrued dividends on, or redeeming or liquidating, the AMPS, or making interest and required principal payments on borrowings, if any. The net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. In addition, the Fund currently expects that a portion of its distributions will consist of amounts in excess of investment company taxable income and net capital gain derived from the non-taxable components of the cash flow from the real estate underlying the Fund's portfolio investments. It is possible that amounts distributed to the Fund from Real Estate Companies would be recharacterized as a return of capital, in which case amounts distributed to Fund shareholders may also be recharacterized as a return of capital. To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value. See "Taxation."

Managed Dividend Policy

     The Fund intends to file an exemptive application with the Securities and Exchange Commission seeking an order under the 1940 Act facilitating the implementation of a Managed Dividend Policy. If and when the Fund receives the requested relief, the Fund may, subject to the determination of its Board of Trustees, implement a Managed Dividend Policy. Under a Managed Dividend Policy, the Fund would intend to distribute a monthly fixed percentage of net asset value to Common Shareholders. As with the Level Dividend Rate Policy, distributions would be made only after paying expenses and paying dividends on the AMPS, and interest and required principal payments on borrowings, if any. Under a Managed Dividend Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets. It is possible that amounts distributed to the Fund from Real Estate Companies would be recharacterized as a return of capital, in which case amounts distributed to Fund shareholders may also be recharacterized as a return of capital. The Fund's final distribution for each calendar year would include any remaining net investment income and net realized capital gain undistributed during the year. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made. In the event the Fund distributed in any calendar year amounts in excess of net investment income and net realized capital gain (such excess, the "Excess"), such distribution would decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. There is no guarantee that the Fund will receive an exemptive order facilitating the implementation of a Managed Dividend

Policy or, if received, that the Fund will determine to implement a Managed Dividend Policy. The Board of Trustees reserves the right to change the dividend policy from time to time.

Dividend Reinvestment Plan

     The Fund has a Dividend Reinvestment Plan (the "Plan") commonly referred to as an "opt-out" plan. Each Common Shareholder will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by EquiServe Trust Company, N.A., as agent for shareholders pursuant to the Plan (the "Plan Agent"), unless they elect to receive cash. The Plan Agent will either (i) effect purchases of Common Shares under the Plan in the open market or (ii) distribute newly issued Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Common Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts or (ii) distribute newly issued Common Shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or
(ii) 95% of the closing market price per share on the payment date.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account. In the alternative, upon receipt of the participant's instructions, Common Shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes confirmations of all acquisitions made for the participant. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

     In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

     The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions. See "Taxation."

     The Fund and the Plan Agent reserve the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by telephone at 1-800-730-6001.

     On January 31, 2003, the Fund paid a dividend in the amount of $.115 per Common Share to shareholders of record as of January 20, 2003.


                              DESCRIPTION OF SHARES

Common Shares

     The Fund's Declaration authorizes the issuance of an unlimited number of Common Shares, par value $0.00001 per share. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares currently outstanding have been fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust - Shareholder Liability" below, are non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the AMPS are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on AMPS have been paid, asset coverage (as defined in the 1940 Act) with respect to AMPS and certain forms of indebtedness would be at least 200% and 300%, respectively, after giving effect to such distributions, and other requirements imposed by any rating agencies rating the AMPS have been met. See " - AMPS" below. See "Description of AMPS - Rating Agency Guidelines and Asset Coverage" and "Description of Capital Structure" in the Prospectus.

     The Common Shares are listed on the American Stock Exchange under the symbol "RIF." The Fund intends to hold annual meetings of shareholders, as required under the rules of the American Stock Exchange currently applicable to listed companies.

     Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest primarily in securities of real estate companies have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that the Common Shares or shares of other similar funds will trade at a price higher than net asset value in the future. The net asset value of the Common Shares was reduced immediately following the offering of the Common Shares after payment of the sales load and organizational and offering expenses. Whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Shares; Conversion to Open-End Fund."

AMPS

     See "Description of AMPS" and Description of Capital Structure" in the Prospectus for information relating to the AMPS. Article 11 of the Bylaws, which establishes many of the terms of the AMPS, is set forth in its entirety in Appendix B to this Statement of Additional Information.

                        ADDITIONAL INFORMATION CONCERNING
                              THE AUCTIONS FOR AMPS

General

     Auction Agency Agreement. The Fund will enter into an auction agency agreement with the auction agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the auction agent will follow the auction procedures set forth in the Bylaws for purposes of determining the applicable rate for AMPS so long as the applicable rate for such shares is to be based on the results of an auction.

     Broker-Dealer Agreements. Each auction requires the participation of one or more broker-dealers that have entered into a separate agreement with the auction agent (each, a "Broker-Dealer"). The auction agent will enter into broker-dealer agreements with one or more Broker-Dealers selected by the Fund that provide for the participation of those Broker-Dealers in auctions for AMPS.

     Securities Depository. The Depository Trust Company ("DTC") will act as securities depository for the agent members (defined below) with respect to the AMPS. One certificate for the AMPS will be registered in the name of Cede & Co., as nominee of DTC. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of AMPS contained in the Bylaws. Prior to the commencement of the right of Preferred Shareholders to elect a majority of the Fund's Trustees, as described under "Description of AMPS - Voting Rights" in the Prospectus, Cede & Co. will be the holder of record of all AMPS, and owners of the AMPS will not be entitled to receive certificates representing their ownership interest in the AMPS.

     DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "agent member") in AMPS, whether for its own account or as a nominee for another person. Additional information concerning DTC and the DTC depository system is included as an Exhibit to the Registration Statement of which this Statement of Additional Information forms a part.


Auction Agent

     The auction agent will act as agent for the Fund in connection with auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement.

     The auction agent may rely upon, as evidence of the identities of the existing holders of AMPS, the auction agent's registry of existing holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction" in the Prospectus and notices from the Fund. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.


     The auction agent may terminate the auction agency agreement upon notice to the Fund on a date no earlier than 60 days after such notice. If the auction agent should resign, the Fund will attempt to appoint a successor auction agent. The Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into an agreement with a successor auction agent.


Broker-Dealers

     After each auction for the AMPS, the auction agent will pay to each Broker-Dealer, from funds provided by the Fund, a service charge that will generally be at the annual rate of 1/4 of 1% of the stated value ($25,000) of the AMPS held by such Broker-Dealer's customers upon settlement in such auction.

     The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Fund notifies all

Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.


     The Fund may request the auction agent to terminate one or more Broker-Dealer agreements at any time upon five days' notice, provided that at least one Broker-Dealer agreement is in effect after such termination. A Broker-Dealer or the auction agent may terminate the Broker-Dealer agreement at any time upon five days' written notice; provided, however, that if the Broker-Dealer is Merrill Lynch or Prudential Securities Incorporated, neither the Broker-Dealer nor the auction agent may terminate the Broker-Dealer agreement without first obtaining the prior written consent of the Fund to such termination, which consent shall not be withheld unreasonably. The Broker-Dealer agreement shall automatically terminate upon the redemption of all outstanding AMPS or upon termination of the auction agency agreement.


     CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Shareholder Liability

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund's Amended and Restated Declaration of Trust (the "Declaration") contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or any officer or officers of the Fund. The Declaration also provides for indemnification by the Fund for all loss and expense of any shareholder or former shareholder held personally liable on account of being or having been a shareholder of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions

     As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

     The Fund's Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, subject to any voting powers of Common Shareholders or the Preferred Shareholders, the Declaration provides that a Trustee may be removed only for "cause" (as defined below) and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, at a meeting called for such purpose, or (ii) by a written instrument signed by at least seventy-five percent (75%) of the remaining Trustees specifying the date when such removal shall become effective. "Cause" for these purposes means willful misconduct, dishonesty or fraud on the part of the Trustee in the conduct of his or her office or such Trustee being convicted of a felony.

         Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a "Material Transaction"): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) of any securities issued by the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Fund or such series or class in connection with a public offering, issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund or such series or class upon the exercise of any stock subscription rights distributed by the Fund and issuances of securities of the Fund or a series or class to all shareholders of the Fund or such series or class on a pro rata basis; (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund or such series or class in the ordinary course of its business or (4) any shareholder proposal as to specific investment decisions made or to be made with respect to the assets of the Fund or a series or class of shares. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets or the assets of any series or class of shares of the Fund.

         Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund's shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund's Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

         In addition, the Declaration provides that, subject to the voting power of one or more classes of shares as set forth in the Bylaws, the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares entitled to vote or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below). A vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below) is required for distributions to the Fund's shareholders (in one or a series of distributions) during any twelve-month period of any property (in cash, shares or otherwise) with an aggregate fair market value in excess of 125% of the income and gains (accrued or realized) of the Fund during such twelve-month period.

         In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See "Possible Conversion to Open-End Status" and "Certain Provisions in the Declaration of Trust" in the Prospectus.

         The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters as the Trustees may consider necessary or desirable.

         As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objectives and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund's shareholders generally.

         A "Continuing Trustee," as used in the discussion above, is any member of the Fund's Board of Trustees who either (i) has been a member of the Board for a period of at least thirty-six months (or since immediately after the initial registered public offering of the Fund's Common Shares, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

         The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which have been filed as exhibits to the Fund's registration statement on file with the SEC.

Liability of Trustees

         The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                REPURCHASE OF SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders do not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund. Common shares of closed-end investment companies frequently trade at prices lower than net asset value. They sometimes also trade at a premium to net asset value. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Fund's Board may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, the conversion of the Fund to an open-end investment company, or other programs intended to reduce the discount. The Board of Trustees currently considers the following factors to be relevant to a consideration of any of the actions noted above: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its shareholders and general market considerations. The Board of Trustees may decide not to take any of these actions. The Fund has no present intention to repurchase its Common Shares and generally would do so only in the circumstances described in this section.

         Notwithstanding the foregoing, at any time when the AMPS are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) full cumulative dividends on the AMPS and any other preferred shares outstanding due on or prior to the date of the transaction have been declared and paid or have been declared and sufficient funds for the payment thereof deposited with the auction agent. (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding AMPS (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon), (3) the Fund has redeemed the full number of AMPS and any other preferred shares outstanding required to be redeemed by any provision in the Bylaws requiring mandatory redemption, and (4) other requirements imposed by any rating agencies rating any AMPS issued by the Fund have been met.

         Subject to its investment limitations, the Fund may borrow or use the accumulation of cash to finance repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations under each of those Acts.

         The Fund's Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on AMPS or other forms of leverage and general market and economic conditions.

         The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under "Certain Provisions in the Declaration of Trust--Anti-Takeover Provisions"). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a "majority of the outstanding" Common Shares and, if issued, AMPS, voting together as a single class, and the holders of a "majority of the outstanding" AMPS voting as a separate class, in order to authorize a conversion.


         The Fund anticipates that it would not charge any sales or redemption fees upon conversion to an open-end fund. The Fund also currently anticipates that after any such conversion, shareholder redemptions would generally be made in cash. However, if the Fund were to meet shareholder redemptions "in kind" through the distributions of securities, shareholders would bear the risks of holding such securities directly and would bear any brokerage costs or other transactional expenses in connection with the sale of such securities.

         If the Fund converted to an open-end company, it would be required to redeem all AMPS then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares likely would no longer be listed on the American Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940
Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.


         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets, which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when AMPS are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Principal Risks of the Fund - General Risks of Investing in the Fund - Leverage Risk."

         Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact (including the expense) of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                    TAXATION

         Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.


         The Bush Administration has announced a proposal to eliminate the federal income tax on dividends of income previously taxed at the corporate level. The specific application of this proposal to a regulated investment company investing in REITs, such as the Fund, is still unclear. In addition, it is uncertain if, and in what form, the proposal will ultimately be adopted. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion below.


Taxation of the Fund

         The Fund intends to elect to be treated as, and to qualify annually as, a regulated investment company under Subchapter M of the Code.

         To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax-exempt interest each taxable year.

         As a regulated investment company that is accorded special tax treatment, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gain in excess of net long-term capital loss) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

         If the Fund fails to distribute in a calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years, the Fund will be subject to a 4% excise tax on the undistributed amount. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

         If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates (even if such income were distributed to its shareholders), and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Distributions

         Dividends paid out of the Fund's current and accumulated earnings and profits will, except in the case of capital gain dividends described below, be taxable to a U.S. shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Although such dividends generally will not qualify for the dividends received deduction available to corporations under Section 243 of the Code, if a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate dividends received deduction. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. A return of capital is not taxable, but it reduces a shareholder's tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

         Dividends and distribution on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus included in the price paid by the shareholders).


         The Internal Revenue Service ("IRS") currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends between its Common Shares and AMPS in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year. Dividends qualifying and not qualifying for the dividends received deduction will similarly be allocated between and among these classes. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares and AMPS. Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on the AMPS, distributions in excess of such earnings and profits, if any, will be made disproportionately to Common Shareholders.


         Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or in additional shares of the Fund. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder or the amount of cash allocated to the shareholder for the purchase of shares on its behalf.

         Shareholders will be notified annually as to the U.S. federal tax status of distributions.

Sale Or Exchange of Fund Shares

         Upon the sale, exchange or redemption of shares of the Fund which a shareholder holds as a capital asset, such shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

         However, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly purchased shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a taxable disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder (or amounts credited as undistributed capital gains) with respect to such shares.

         From time to time, the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares and dispose of all AMPS held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all Common Shares and dispose of all AMPS held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, or retains a substantial portion of its AMPS, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case there is a risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the AMPS held by a Preferred Shareholder and such shareholder is treated as having received a taxable dividend upon such redemption, there is a risk that Common Shareholders and non-redeeming Preferred Shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders.


Nature of Fund's Investments

         Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Original Issue Discount Securities and Payment-in-Kind Securities

         The Fund may acquire debt obligations that are treated as issued originally at a discount or having acquisition discount. Current federal tax law requires a regulated investment company that holds a U.S. Treasury or other fixed income zero-coupon security to accrue as income each year a portion of the discount at which the security was issued, even though the holder receives no interest payment in cash on the security during the year. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. Generally, the amount of the discount is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the original issue discount includable in income with respect to certain high-yield corporate debt obligations (including certain payment-in-kind securities) may be treated as a dividend for certain U.S. federal income tax purposes. With respect to certain short-term debt obligations, the Fund may make one or more elections which could affect the character and timing of recognition of income.

         Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

         If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Investment in Real Estate Investment Trusts

         If the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"), a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. Excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Investment Manager does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

Foreign Shareholders

         U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

         Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see "Taxation--Investment in Real Estate Investment Trusts" above)), which tax is generally withheld from such distributions.

         Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Taxation-Backup Withholding," below. Any gain that a foreign shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund will ordinarily be exempt from U.S. tax unless (i) in the case of a shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign shareholder held shares of the Fund and the five year period ending on the date of the disposition of those shares, the Fund was a "U.S. real property holding corporation" and the foreign shareholder held more than 5% of the shares of the

Fund, in which event the gain would be taxed in the same manner as for a U.S. shareholder as discussed above and a 10% U.S. withholding tax would be imposed on the amount realized on the disposition of such shares to be credited against the foreign shareholder's U.S. income tax liability on such disposition. A corporation is a "U.S. real property holding corporation" if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, "U.S. real property interests" include interests in stock in U.S. real property holding corporations (other than an interest in stock of a REIT controlled by U.S. persons at all times during the five-year period prior to the disposition and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.

         Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Backup Withholding

         The Fund generally is required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to any non-corporate shareholder who fails to provide the Fund with a correct taxpayer identification number (TIN) or to make required certifications to the Fund that he or she is not subject to withholding, or who has been notified by the IRS that he or she is subject to backup withholding. Pursuant to tax legislation enacted in 2001, the backup withholding tax rate will be (i) 30% for amounts paid during 2002 and 2003, (ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid during 2006 through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. The Bush Administration has announced a proposal to accelerate reductions in tax rates which may change the backup withholding rate as well.

         In order for a foreign shareholder to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisers in this regard.

         Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Other Taxation

         Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

            PERFORMANCE-RELATED AND COMPARATIVE AND OTHER INFORMATION

         From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

         From time to time, the Fund and/or the Investment Manager may report to shareholders or to the public in advertisements concerning the performance of the Investment Manager or on the comparative performance or standing of the Investment Manager in relation to other money managers. The Investment Manager also may provide current or prospective private account clients, in connection with standardized performance information for the Fund, performance information for the Fund gross and/or net of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Fund or the Investment Manager, should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. Performance information for the Fund may be compared to various unmanaged indexes.

         The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

         Past performance is not indicative of future results.

     From the period from November 26, 2002 (commencement of the Fund's operations) through January 15, 2003, the Fund's net increase in net assets resulting from investment operations was $157,875.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

     Ropes & Gray serves as counsel to the Fund, and is located at One International Place, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, Massachusetts 02110, has been appointed as independent accountants for the Fund. The Statement of Assets and Liabilities of the Fund as of November 8, 2002 and the Statement of Operations for the one day then ended incorporated by reference into this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of the firm as experts in auditing and accounting.

                             ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by the Fund with the SEC, Washington, DC The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. You may also review and copy the Registration Statement by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Registration Statement may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                              FINANCIAL STATEMENTS


The Statement of Assets and Liabilities of the Fund dated as of November 8, 2002, and the Statement of Operations for the one-day period ending November 8, 2002, including the Notes thereto, and the report of PricewaterhouseCoopers LLP thereon dated November 8, 2002, included in the Fund's Statement of Additional Information dated November 25, 2002, relating to the Common Shares, is hereby incorporated by reference into this Statement of Additional Information, which means that such Statement of Assets and Liabilities and the Notes thereto are considered to be a part of this Statement of Additional Information. The Statement of Additional Information for the Common Shares was filed electronically with the SEC on November 27, 2002 (Accession No. 0000927016-02-005717). You may request a free copy of the Statement of Additional Information for the Common Shares by calling (800) 862-4863 or by writing to the Fund.






























































             AEW Real Estate Income Fund - SCHEDULE OF INVESTMENTS

Investments as of January 15, 2003 (unaudited)

    Shares     Description                                         Value (a)
------------------------------------------------------------------------------
Common Stocks - 73.0% of Total Net Assets
               REAL ESTATE INVESTMENT TRUSTS -- 73.0%
               REITs - Apartments -- 12.0%
    60,000     Apartment Investment & Management Co.             $   2,289,600
    45,000     Camden Property Trust                                 1,480,500
    65,000     Gables Residential Trust                              1,638,000
    66,500     Summit Properties, Inc.                               1,192,345
                                                                 -------------
                                                                     6,600,445
                                                                 -------------

               REITs - Diversified -- 7.1%
    17,500     Entertainment Properties Trust                          414,750
    40,000     iStar Financial, Inc.                                 1,131,200
    80,000     Lexington Corporate Properties Trust                  1,300,800
    35,000     Liberty Property Trust                                1,072,750
                                                                 -------------
                                                                     3,919,500
                                                                 -------------

               REITs - Factory Outlets -- 1.1%
    20,000     Tanger Factory Outlet Centers, Inc.                     594,600
                                                                 -------------

               REITs - Healthcare -- 8.2%
    45,700     Health Care Property Investors, Inc.                  1,753,509
    45,000     Healthcare Realty Trust, Inc.                         1,282,500
   130,000     Senior Housing Properties Trust                       1,492,400
                                                                 -------------
                                                                     4,528,409
                                                                 -------------

               REITs - Hotels -- 3.5%
    42,000     Hospitality Properties Trust                          1,377,600
    50,000     RFS Hotel Investors, Inc.                               550,000
                                                                 -------------
                                                                     1,927,600
                                                                 -------------

               REITs - Malls -- 2.6%
    70,000     Crown American Realty Trust                             665,700
    25,000     Macerich Co. (The)                                      742,500
                                                                 -------------
                                                                     1,408,200
                                                                 -------------

               REITs - Manufactured Homes -- 2.4%
    60,000     Chateau Communities, Inc.                             1,332,000
                                                                 -------------

               REITs - Office Buildings -- 22.0%
    75,000     Arden Realty, Inc.                                    1,665,000
    65,000     CarrAmerica Realty Corp.                              1,593,800
    47,000     Crescent Real Estate Equities Co.                       756,230
    70,000     Highwoods Properties, Inc.                            1,524,600
   178,000     HRPT Properties Trust                                 1,482,740
    48,000     Kilroy Realty Corp.                                   1,095,360
    60,000     Mack-Cali Realty Corp.                                1,733,400
    60,000     Prentiss Properties Trust                             1,600,800
    30,000     Reckson Associates Realty Corp.            (c)          620,700
                                                                 -------------
                                                                    12,072,630
                                                                 -------------

               REITs - Shopping Centers -- 13.5%
    50,000     Commercial Net Lease Realty                             765,000
    75,000     Equity One, Inc.                           (c)          999,000
    75,700     Glimcher Realty Trust                                 1,313,395
    85,000     Heritage Property Investment Trust                    2,125,000
    70,000     New Plan Excel Realty Trust                           1,337,000
    43,800     Ramco-Gershenson Properties Trust                       862,860
                                                                 -------------
                                                                     7,402,255
                                                                 -------------

               REITs - Industrial Buildings -- 0.6%
    14,000     EastGroup Properties, Inc.                              349,580
                                                                 -------------
               Total Real Estate Investment Trusts                  40,135,219
                                                                 -------------
               Total Common Stocks (Identified Cost $40,556,786)    40,135,219
                                                                 -------------

              AEW Real Estate Income Fund - SCHEDULE OF INVESTMENTS

Preferred Stocks -- 19.2%
                REAL ESTATE INVESTMENT TRUSTS -- 19.2%
                REITs - Apartments -- 0.5%
     3,200      Apartment Investment & Management Co., Series G  $       83,520
     6,600      Apartment Investment & Management Co.                   173,052
                                                                 --------------
                                                                        256,572
                                                                 --------------

                REITs - Hotels -- 6.0%
    55,000      Boykin Lodging Co.                                    1,441,000
    18,000      FelCor Lodging Trust, Inc.                (c)           432,000
    55,000      Hospitality Properties Trust              (d)         1,402,500
                                                                 --------------
                                                                      3,275,500
                                                                 --------------

                REITs - Malls -- 4.8%
    35,500      Mills Corp. (The), Series B                             910,575
    25,000      Mills Corp. (The), Series C               (d)           625,000
    45,000      Taubman Centers, Inc.                                 1,104,750
                                                                 --------------
                                                                      2,640,325
                                                                 --------------

                REITs - Office Buildings -- 5.5%
    34,800      Crescent Real Estate Equities Co.                       904,800
    30,000      Highwoods Properties, Inc.                              720,000
    55,000      HRPT Properties Trust                                 1,424,500
                                                                 --------------
                                                                      3,049,300
                                                                 --------------

                REITs - Shopping Centers -- 2.4%
    28,300      Developers Diversified Realty Corp.                     730,140
    10,000      Federal Realty Investment Trust                         262,000
    12,100      Ramco-Gershenson Properties Trust                       313,390
                                                                 --------------
                                                                      1,305,530
                                                                 --------------
                Total Real Estate Investment Trusts                  10,527,227
                                                                 --------------
                Total Preferred Stocks (Identified
                Cost $10,345,145)                                    10,527,227
                                                                 --------------

    Principal
      Amount
----------------
Short Term Investments -- 11.4%
$   4,319,267   Repurchase Agreement with Investors Bank &
                Trust Co. dated 1/15/2003 at 0.54% to be
                repurchased at $4,319,329 on 1/16/03,
                collateralized by $4,218,820 Small Business
                Administration Bond, 5.375%, due 6/25/2014
                valued at $4,535,230                                  4,319,267
                                                                 --------------

       37,920   Galaxy Funding, 1.353%, due 2/07/03       (e)            37,920
      272,555   Bank of Montreal, 1.320%, due 1/30/03     (e)           272,555
      341,280   Dreyfus Cash Management Plus Fund, 1.352%,
                due 1/16/03                               (e)           341,280
      409,535   Merrimac Cash Fund, 1.350%, due 1/16/03   (e)           409,535
      113,760   Credit Agricole Indosuez, 1.250%,
                due 1/28/03                               (e)           113,760
       75,840   Comerica Bank, 1.400%, due 11/19/03       (e)            75,840
      227,520   Canadian Imperial Bank of Commerce,
                1.365%, due 5/19/03                       (e)           227,520
      379,200   BNP Paribas, 1.320%, due 2/07/03          (e)           379,200
       75,840   Liberty Lighthouse Funding, 1.311%,
                due 2/14/03                               (e)            75,840
                                                                 --------------

                Total Short Term Investments (Identified
                Cost $6,252,717)                                      6,252,717
                                                                 --------------

                Total Investments -- 103.6% (Identified
                Cost $57,154,648)(b)                                 56,915,163
                Other assets less liabilities                        (1,976,763)
                                                                 --------------
                Total Net Assets -- 100%                         $   54,938,400
                                                                 ==============

(a)             See Note 2a of Notes to Financial Statements.
(b)             Federal Tax Information:
                At January 15, 2003, the net unrealized
                depreciation on investments based on cost of
                $57,154,648 for federal income tax purposes was
                as follows:
                Aggregate gross unrealized appreciation for all
                investments in which there is an excess of
                value over tax cost ...........................  $      458,061
                Aggregate gross unrealized depreciation for all
                investments in which there is an excess of
                tax cost over value ...........................        (697,546)
                                                                 --------------
                Net unrealized depreciation ...................  $     (239,485)
                                                                 ===============
(c) All or a portion of this security was on loan to brokers at January 15, 2003.
(d)             Non-income producing security.
(e)             Represents investments of securities lending collateral.


                See accompanying notes to financial statements.

AEW Real Estate Income Fund

                       STATEMENT OF ASSETS & LIABILITIES

January 15, 2003
(Unaudited)

ASSETS
   Investments at cost                                         $    57,154,648
   Net unrealized (depreciation)                                      (239,485)
                                                               ---------------
      Investments at value (including $1,828,450
         of securities loaned)                                      56,915,163
   Dividends and interest receivable                                   419,420
   Securities lending income receivable                                    459
                                                               ---------------
      TOTAL ASSETS                                                  57,335,042
                                                               ---------------

LIABILITIES
   Collateral on securities loaned, at value                         1,933,450
   Payable for securities purchased                                    325,778
   Management fees payable                                              10,018
   Accrued Trustees' fees                                                6,551
   Transfer agent fees payable                                           5,543
   Accounting and administrative fees payable                            3,203
   Other accounts payable and accrued expenses                         112,099
                                                               ---------------
      TOTAL LIABILITIES                                              2,396,642
                                                               ---------------
NET ASSETS APPLICABLE TO COMMON SHARES                         $    54,938,400
                                                               ===============

NET ASSETS CONSIST OF:

   Common Shares, $0.00001 par value; unlimited number         $            38
      of shares authorized, 3,832,000 shares issued and
      outstanding
   Additional paid in capital                                       54,780,487
   Undistributed net investment income                                 409,693
   Accumulated net realized gain (loss) on investments                 (12,333)
   Net unrealized depreciation of investments                         (239,485)
                                                               ---------------
NET ASSETS APPLICABLE TO COMMON SHARES                         $    54,938,400
                                                               ===============
COMPUTATION OF NET ASSET VALUE PER COMMON SHARE

   Net assets                                                  $    54,938,400
                                                               ===============
   Shares issued and outstanding                                     3,832,000
                                                               ===============
   Net asset value per share                                   $         14.34
                                                               ===============
   Market Value (Closing price per share on American Stock
      Exchange)                                                $         14.80
                                                               ===============

                See accompanying notes to financial statements.

AEW Real Estate Income Fund

                            STATEMENT OF OPERATIONS

For the Period November 26, 2002 (commencement of operations) through January 15, 2003 (unaudited)

INVESTMENT INCOME
   Dividends                                                     $     495,571
   Interest                                                             16,500
   Securities Lending income                                               459
                                                                 -------------
                                                                       512,530
                                                                 -------------

   Expenses
      Management fees                                                   60,059
      Trustees' fees and expenses                                        9,429
      Accounting and administrative                                     18,904
      Custodian                                                          7,897
      Transfer agent fees                                                8,744
      Audit and tax services                                            22,412
      Legal                                                              1,398
      Reports to shareholders                                            6,429
      Miscellaneous                                                      3,293
                                                                 -------------
   Total expenses before reductions                                    138,565

      Less waiver                                                      (35,728)
                                                                 -------------
   Net expenses                                                        102,837
                                                                 -------------
   Net investment income                                               409,693
                                                                 -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Realized gain (loss) on:
      Investments - net                                                (12,333)
   Change in unrealized appreciation (depreciation) of:
      Investments - net                                               (239,485)
                                                                 -------------

   Net realized and unrealized gain (loss) on investments             (251,818)
                                                                 -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $     157,875
                                                                 =============


                 See accompanying notes to financial statements

AEW Real Estate Income Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                            For the period
                                                           November 26, 2002*
                                                                  to
                                                           January 15, 2003
                                                              (unaudited)
                                                           -----------------

FROM OPERATIONS:
   Net investment income                                    $    409,693
   Net realized gain (loss) on investments                       (12,333)

   Net change on unrealized appreciation (depreciation)
      of investments                                            (239,485)
                                                            ------------
   Increase in net assets resulting from operations              157,875
                                                            ------------

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL
SHARE TRANSACTIONS:                                           54,780,525
                                                            ------------
   Total increase in net assets                               54,938,400

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Beginning of period                                                --
                                                            ------------
   End of period                                            $ 54,938,400
                                                            ============

   UNDISTRIBUTED NET INVESTMENT INCOME APPLICABLE TO
   COMMON SHAREHOLDERS                                      $    409,693
                                                            ============
* Commencement of operations

                       FINANCIAL HIGHLIGHTS (Unaudited)

                                                                             For the Period From
                                                                             November 26, 2002*
                                                                                   through
                                                                              January 15, 2003
                                                                                 (Unaudited)
                                                                             -------------------
Per Share Operating Performance
   Net Asset Value, Beginning of Period (Common Shares) (1).................      $  14.32
   Less Offering Costs Charged to Additional Paid in Capital................         (0.03)
                                                                                  --------
                                                                                     14.29
                                                                                  --------
   Net Investment Income (2)................................................          0.11
   Net Realized and Unrealized Gain (Loss) on Investments...................         (0.06)
                                                                                  --------
   Total from Investment Operations.........................................          0.05
                                                                                  --------
   Net Asset Value, End of Period (Common Shares)...........................      $  14.34
                                                                                  ========
   Market Value, End of Period (Common Shares)..............................      $  14.80
   Total Return on Market Value (%) (3).....................................         (1.33)
   Total Return on Net Asset Value (%) (3)......................................      0.14
Ratios/Supplemental Data:
   Ratio of Expenses to Average Net Assets Applicable to Common Shares,
     before waivers (%) (4).................................................          1.85 (5)
   Ratio of Expenses to Average Net Assets Applicable to Common Shares,
     after waivers (%) (4)..................................................          1.37 (5)
   Ratio of Net Investment Income to Average Net Assets, before waivers (%).          4.98 (5)
   Ratio of Net Investment Income to Average Net Assets, after waivers (%)..          5.46 (5)
   Portfolio Turnover Rate (%)..............................................             1
   Net Assets Applicable to Common Shares, End of Period (000)..............      $ 54,938

--------
*  Commencement of operations.
(1)Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.00 offering price.
(2)Computed using average common shares outstanding.
(3)Total return on net asset value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.675 paid by the shareholder on the first day and the ending net asset value per share.
Total return on market value is calculated assuming a purchase at the offering price of $15.00 on the first day and a sale at the current market price on the last day of the period.
Total return on net asset value and total return on market value are not computed on an annualized basis.
(4)The Investment Manager and the Fund's administrator agreed to waive a portion of their fees during the period. Without these waivers, expense ratios would have been higher.
(5)Annualized.

                See accompanying notes to financial statements.

                               Notes to Financial Statements

For the Period Ended January 15, 2003 (unaudited)

1. Organization. AEW Real Estate Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated September 18, 2002. The Fund commenced operations on November 26, 2002. The Fund's primary investment objective is high current income; the Fund's secondary investment objective is capital appreciation. The Fund seeks to achieve its objectives by concentrating its investments in the U.S. real estate industry.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. As authorized by the Trustees, equity securities are valued on the basis of valuations furnished to the Fund by a pricing service. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported (and in the case of over-the-counter securities not so listed), the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and officers, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

d. Dividends and Distributions to Shareholders. The Fund intends to make regular monthly cash distributions to common shareholders at a level rate based on the projected performance of the Fund. In addition, at least annually, the Fund intends to distribute net realized capital gains, if any. A portion of the Fund's distribution may consist of amounts in excess of net investment income, derived from non-taxable components of the dividends from the Fund's portfolio investments. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for distributions from real estate investment trusts for book and tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to the capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

e. Expenses. Most expenses of the Fund can be directly attributable to the Fund. Expenses that cannot be directly attributable to the Fund are allocated based on relative net assets among the fund and certain other affiliated registered investment companies.

3. Purchases and Sales of Securities. For the period ended January 15, 2003, purchases and sales of securities (excluding short-term investments) were $51,344,081 and $429,817 respectively.

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. AEW Management and Advisors, L. P. ("AEW") serves as investment adviser to the Fund. AEW is an affiliate of AEW Capital Management,
L. P., a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. Under the terms of the management agreement, the Fund pays a monthly management fee computed at the annual rate of 0.80% of the average daily managed assets of the Fund (which include the liquidation preference of any preferred shares and the principal amount of any borrowings used for leverage).

The investment adviser has contractually agreed to waive a portion of its management fees in the amount of 0.25% of average daily managed assets during the first five years of the Fund's operations, 0.20% of average daily managed assets in year six, 0.15% of average daily managed assets in year seven, 0.10% of average daily managed assets in year eight, and 0.05% of average daily managed assets in year nine.

The investment adviser has also agreed to voluntarily waive an additional portion of its management fee. This waiver is voluntary and may be terminated by the investment adviser at any time without notice.

For the period ended January 15, 2003, management fee and waiver for the Fund were as follows:

                                                             Annualized
                                                       Percentage of Average
             Gross        Waiver of         Net         Daily Managed Assets
          Management     Management     Management   ------------------------
              Fee            Fee            Fee        Gross         Net
        -------------  -------------  -------------  ---------   ------------
           $60,059         $26,276        $33,783      0.800%      0.450%

b. Administrative Services. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P., performs certain administrative services for the Fund and has subcontracted with Investors Bank & Trust Company to serve as sub-administrator. The Fund pays CIS a fee for these services based on the Fund's average daily managed assets or, if higher, the minimum fee set forth below:

     (1)  Percentage of Average Daily Managed Assets


                                First          Over
                                 $300          $300
                                million       million
                                -------       -------
                                0.0600%       0.0575%

     or

     (2)  An annual aggregate minimum fee of $150,000.

CIS has agreed to voluntarily waive a portion of its administrative services fee. This waiver is voluntary and may be terminated by CIS at any time without notice.

For the period ended January 15, 2003, the administrative fee and waiver for the Fund were as follows:

                                                              Annualized
            Gross         Waiver of           Net        Percentage of Average
         Accounting      Accounting       Accounting     Daily Managed Assets
             And             And              And       -----------------------
       Administrative  Administrative   Administrative     Gross        Net
       --------------  --------------   --------------  -----------  ----------
          $18,904         $9,452            $9,452        0.252%      0.126%

c. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of CDC IXIS Asset Management North America L.P. or its affiliates. Each other Trustee receives a retainer fee at the annual rate of $2,000 and a meeting attendance fee of $375 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $2,000 while each committee chairman receives a retainer fee (beyond the $2,000 fee) at the annual rate of $1,000. The retainer fees assume four Board or Committee meetings per year; Trustees are compensated for each additional committee and board meeting, in excess of four meetings per year, at the rate of $200 and $375, respectively.

5. Shares of Beneficial Interest. The Declaration of Trust permits the Fund's Trustees to issue an unlimited number of common shares, $0.00001 par value per share, and an unlimited number of preferred shares. There were no transactions in preferred shares during the period. Transactions in common shares were as follows:


                                       For the
                                        period
                                  November 26, 2002
                                          To
                                   January 15, 2003
                                  -----------------
                                        Shares
                                  -----------------

   Shares purchased by
      investment adviser                  7,000

   Initial Public Offering            3,750,000

   Purchase of Additional
      Shares by Underwriters             75,000
                                  -----------------
   Increase derived from
     capital shares transactions      3,832,000
                                  =================



6. Security Lending. The Fund has entered into an agreement with Investors Bank & Trust Company, as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At January 15, 2003, the Fund loaned securities having a market value of $1,828,450 and collateralized by cash in the amount of $1,933,450 which was invested in a short-term investment. Upon the expected issuance of the Fund's auction market preferred shares, the Fund's ability to lend portfolio securities will be limited pursuant to restrictions imposed by the nationally recognized statistical rating organizations rating such shares.

7. Subsequent Events. On January 10, 2003, the Board of Trustees declared three monthly dividends of $0.115 per common share for the months of January, February and March payable on January 31, 2003, February 28, 2003 and March 28, 2003, respectively to shareholders of record on January 20, 2003, February 14, 2003 and March 14, 2003, respectively.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

     Description of certain ratings assigned by S&P, Moody's and Fitch:

S&P

LONG-TERM

     "AAA"--An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA"--An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A"--An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB"--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "BB," "B," "CCC," "CC," and "C"--Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB"--An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B"--An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC"--An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC"--An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C"--A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     "D"--An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     "r"--The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     "N.R."--The designation "N.R." indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

     Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus ( - ) sign designation to show relative standing within the major rating categories.

SHORT-TERM

     "A-1"--A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2"--A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3"--A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B"--A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

     "C"--A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D"--A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

LONG-TERM

     "Aaa"--Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa"--Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A"--Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     "Baa"--Bonds rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba"--Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B"--Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa"--Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca"--Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C"--Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PREFERRED STOCK

     Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.

     These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     "aaa"--An issue rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     "aa"--An issue rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

     "a"--An issue rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     "baa"--An issue rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

     "ba"--An issue rated "ba" is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     "b"--An issue rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     "caa"--An issue rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     "ca"--An issue rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     "c"--This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     Leading market positions in well-established industries.

     High rates of return on funds employed.

     Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH RATINGS

A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

     Investment Grade

AAA

Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     Speculative Grade

BB

Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, and D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality . Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    Default. Denotes actual or imminent payment default.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

`NR' indicates that Fitch does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

`Rating Watch': Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX B

                          AEW REAL ESTATE INCOME FUND

                 ARTICLE 11 OF THE AMENDED AND RESTATED BYLAWS

                                   ARTICLE 11

                     Preferred Shares of Beneficial Interest

                                   DESIGNATION

         SERIES M: A series of 1,120 preferred shares of beneficial interest, par value $0.00001 per share, liquidation preference $25,000 per share, is hereby designated "Series M Auction Market Preferred Shares" and is referred to below as the "Preferred Shares" or "Series M." Each of the 1,120 Preferred Shares may be issued on a date to be determined by the Board of Trustees of the Trust or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Trust or pursuant to their delegated authority; and have such other preferences, voting powers, terms of redemption and special or relative rights or privileges as are set forth in these Bylaws, in addition to those required by applicable law or set forth in the Declaration of Trust. The Preferred Shares shall constitute a separate series of preferred shares of beneficialinterest of the Trust, and each Preferred Share shall be identical except as provided in these Bylaws.

         Section 11.1 Statement Creating One Series of Auction Market Preferred Shares.

                                   DEFINITIONS

         As used in Parts I and II of this Section 11.1, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

                  (a) "'AA' Financial Composite Commercial Paper Rate" on any date shall mean (i) (A) in the case of any Rate Period of 7 Rate Period Days or fewer, the interest equivalent of the 7-day rate and, in the case of any Rate Period of eight or more but fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; and (B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate, (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates, (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate, (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates, (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate, (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates, and (7) 162 or more but fewer than 184 Rate Period Days, the interest equivalent of the 180-day rate, in each of the above cases on commercial paper placed on behalf of financial issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another Rating Agency selected by the Trust, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Composite Commercial Paper Rate, the "AA" Financial Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Trust to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Trust does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or remaining Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given number of days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days until such commercial paper matures and the denominator of which shall be 360.

                  (b) "Accountant's Confirmation" shall have the meaning specified in paragraph 6(c) of Part I of this Section 11.1.

                  (c) "Affected Series" shall have the meaning specified in paragraph 4(c)(i) of Part I of this Section 11.1.

                  (d) "Affiliate" shall mean, when used with respect to the Trust, any Person known to the Auction Agent to be controlled by, in control of or under common control with the Trust; provided, however, that no corporation or Person controlled by, in control of or under common control with such corporation, a trustee, director or executive officer of which is a Trustee, shall be deemed to be an Affiliate solely because such trustee, director or executive officer is also a Trustee.

                  (e) "Agent Member" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

                  (f) "Applicable Rate" shall have the meaning specified in paragraph 2(e)(i) of Part I of this Section 11.1.

                  (g) "Auction" shall mean each periodic implementation of the Auction Procedures.

                  (h) "Auction Agent" means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company or other institution appointed by a resolution of the Board of Trustees of the Trust or a duly authorized committee thereof enters into an agreement with the Trust to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the Preferred Shares.

                  (i) "Auction Date," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

                  (j) "Auction Procedures" shall mean the procedures for conducting Auctions set forth in Part II of this Section 11.1, as such procedures may be amended from time to time.

                  (k) "Available Preferred Shares" shall have the meaning specified in paragraph 3(a) of Part II of this Section 11.1.

                  (l) "Beneficial Owner," with respect to any Preferred Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such Preferred Shares.

                  (m) "Bid" and "Bids" shall have the respective meanings specified in paragraph 1(a) of Part II of this Section 11.1.

                  (n) "Bidder" and "Bidders" shall have the respective meanings specified in paragraph 1(a) of Part II of this Section 11.1; provided, however, that neither the Trust nor any Affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an Affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

                  (o) "Broker-Dealer" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Section 11.1, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected or approved by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

                  (p) "Broker-Dealer Agreement" shall mean an agreement between the Auction Agent on behalf of the Trust and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Section 11.1.

                  (q) "Business Day" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday nor a Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

                  (r) "Commercial Paper Dealers" shall mean Lehman Commercial Paper Incorporated, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and any other commercial paper dealer selected by the Trust as to which Moody's, Fitch or any Substitute Rating Agency then rating the Preferred Shares shall not have objected or, in lieu of any thereof, their respective affiliates or successors, if such entities are commercial paper dealers.

                  (s) "Common Shares" shall mean the common shares of beneficial interest of the Trust.

                  (t) "Cure Date" shall mean the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

                  (u) "Date of Original Issue," with respect to the Preferred Shares, shall mean the date on which the Trust initially issues the Preferred Shares.

                  (v) "Declaration of Trust" shall mean the Trust's Amended and Restated Agreement and Declaration of Trust dated October 10, 2002, as from time to time amended and supplemented.

                  (w) "Default" has the meaning set forth in paragraph 2(e)(ii) of Part I of this Section 11.1.

                  (x) "Default Period" has the meaning set forth in paragraph 2(e) of Part I of this Section 11.1.

                  (y) "Default Rate" has the meaning set forth in paragraph 2(e)(ii) of Part I of this Section 11.1.

                  (z) "Deposit Securities" shall mean cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA, A-1 or SP-1 by S&P, except that, for purposes of the restriction set forth in paragraph 8(a)(iii) of
         Part I of this Section 11.1, obligations or securities will be considered "Deposit Securities" only if they also are rated at least P-1 by Moody's.

                  (aa) "Discounted Value," as of any Valuation Date, shall mean with respect to a Fitch Eligible Asset or Moody's Eligible Asset the quotient of the Market Value of an Eligible Asset divided by the Fitch Discount Factor for a Fitch Eligible Asset or the Moody's Discount Factor for a Moody's Eligible Asset, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the face value, whichever is lower.

                  (bb) "Dividend Default" has the meaning set forth in paragraph 2(e)(ii) of Part I of this Section 11.1.

                  (cc) "Dividend Payment Date" with respect to the Preferred Shares shall mean, for the Initial Rate Period, the Initial Dividend Payment Date, and for any Subsequent Rate Period, any date on which dividends are payable on the Preferred Shares pursuant to the provisions of paragraph 2(d) of Part I of this Section 11.1.

                  (dd) "Dividend Period," with respect to the Preferred Shares, shall mean the period from and including the Date of Original Issue to but excluding the initial Dividend Payment Date and any period thereafter from and including one Dividend Payment Date to but excluding the next succeeding Dividend Payment Date.

                  (ee) "Eligible Asset" means a Fitch Eligible Asset or a Moody's Eligible Asset, as applicable.

                  (ff) "Existing Holder" shall mean a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of Preferred Shares.

                  (gg) "Exposure Period" shall mean the period commencing on a given Valuation Date and ending 41 days thereafter.

                  (hh) "Fitch" shall mean Fitch Ratings and its successors.

                  (ii) "Fitch Discount Factor" shall mean, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows.

                           (i) Common stock and preferred stock of REITs and
                  Other Real Estate Companies:

                                                                                     Discount
                                                                                      Factor
                                                                                  --------------
                   REIT or Other Real Estate Company Preferred Stock.............      154%
                   REIT or Other Real Estate Company Common Stock................      196%


                           (ii) Debt Securities of REITs and Other Real Estate
                  Companies:


                   Term to Maturity   AAA      AA     A      BBB     BB     B     CCC
                   ----------------   ----    ----   ----    ----   ----   ----   ----
                   1 year             111%    114%   117%    120%   121%   127%   227%
                   2 year             116%    125%   125%    127%   132%   137%   137%
                   3 year             121%    123%   127%    131%   133%   140%   225%
                   4 year             126%    126%   129%    132%   136%   140%   164%
                   5 year             131%    132%   135%    139%   144%   149%   185%
                   7 year             140%    143%   146%    152%   159%   167%   228%
                   10 year            141%    143%   147%    153%   160%   168%   232%
                   12 year            144%    144%   150%    157%   165%   174%   249%
                   15 year            148%    151%   155%    163%   172%   182%   274%
                   20-30 year         152%    156%   160%    169%   180%   191%   306%

                           (1) The Fitch Discount Factors will also apply to
                  interest rate swaps and caps, whereby the rating on the counterparty will determine the appropriate Fitch Discount Factor to apply.

                           (2) If a security is unrated by Fitch, but is rated
                  by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies should be used to determine the Fitch Discount Factor. If the security is not rated by Fitch, but has a rating from only one other Rating Agency, and the security is above investment grade, then the security will be reduced one rating category for purposes of computing the Fitch Discount Factor; e.g., where the S&P rating is AAA+, a Fitch rating of AAA will be used; where the S&P rating is AA+, a Fitch rating of AA will be used. If the security is not rated by Fitch, but has a rating from only one other Rating Agency, and the security is below investment grade, then the security will be reduced two rating categories for purposes of computing the Fitch Discount Factor; e.g., where the S&P rating is BB+, a Fitch rating of BB- will be used; where the S&P rating is B+, a Fitch rating of B- will be used.

                           (iii) Convertible Debt Securities:

                  The Fitch Discount Factor applied to convertible debt securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible debt securities have neither (x) conversion premiums greater than 100% nor (y) a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

                  The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles, and (B) 179% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

                  The Fitch Discount Factor applied to convertible debt securities which have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve is 370%.

                           (iv) U.S. Government Securities:

                                                                  Discount
                          Remaining Term to Maturity               Factor
                          --------------------------               ------

                   1 year.................................         101.5%
                   2 year.................................          103%
                   3 year.................................          105%
                   4 year.................................          107%
                   5 year.................................          109%
                   5-7 year...............................          112%
                   7-10 year..............................          114%
                   15 year................................          122%
                   20 year................................          130%
                   25 year................................          146%
                   30 year................................          154%

                           (v) Short-Term Money Market Instruments and Cash:

                  The Fitch Discount Factor applied to Short-Term Money Market Instruments will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Exposure Period and (B) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Exposure Period and are rated at least F1/AA by Fitch, A-1/AA by Moody's, or A1/AA by S&P. A Fitch Discount Factor of 100% will be applied to cash.

                           (vi) Other Securities:

                  The Fitch Discount Factor with respect to securities other than those described above will be the percentage provided in writing by Fitch.

                  (jj) "Fitch Eligible Assets" shall mean:

                           (i) Common stock, preferred stock, and any debt
                  securities of REITs and Other Real Estate Companies.

                           (ii) Unrated debt securities issued by an issuer
                  which (1) has not filed for bankruptcy in the past three years; (2) is current on all payments of interest and principal on its fixed income obligations; (3) is current on all preferred stock dividends.

                           (iii) Interest rate swaps entered into according to
                  International Swap Dealers Association standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F1, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another Rating Agency and (2) the original aggregate notional amount of the interest rate swap transaction or transactions is not greater than the Liquidation Preference of the Preferred Shares as of the Date of Original Issue.

                           (iv) U.S Treasury Securities and U.S. Treasury
                  Strips.

                           (v) Short-Term Money Market Instruments as long as
                  (i) such securities are rated at least 'F1' by Fitch or the equivalent by another Rating Agency, (ii) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least 'A' by Fitch or the equivalent by another Rating Agency, or (iii) in all other cases, the supporting entity (1) is rated at least 'A' by Fitch and the security matures in one month or (2) is rated at least 'AA' by Fitch and matures in six months or less.

                           (vi) Cash (including, for this purpose, interest and
                  dividends due on assets rated (i) BBB or higher by Fitch or the equivalent by another Rating

                  Agency if the payment date is within 5 Business Days of the Valuation Date, (ii) A or higher by Fitch or the equivalent by another Rating Agency if the payment is within thirty days of the Valuation Date (iii) A+ or higher by Fitch or the equivalent by another Rating Agency if the payment date is within the Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which are generated by such receivables are (A) settled through clearing house firms or (B)(1) with counterparties rated BBB or higher by Fitch, or (2) with counterparties having a Fitch short-term rating of at least 'F1'.

                  (kk) "Holder," with respect to any Preferred Shares, shall mean the registered holder of such shares as the same appears on the record books of the Trust.

                  (ll) "Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph 1(a) of Part II of this Section 11.1.

                  (mm) "Independent Accountant" shall mean a nationally recognized accountant, or firm of accountants, retained by the Trust that is with respect to the Trust an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

                  (nn) "Initial Dividend Payment Date" means the date on which dividends are payable on the Preferred Shares with respect to the Initial Rate Period, as determined by the Trustees of the Trust or pursuant to their delegated authority.

                  (oo) "Initial Dividend Rate" shall mean the rate per annum applicable to the Initial Rate Period for the Preferred Shares, as determined by the Trustees or pursuant to their delegated authority.

                  (pp) "Initial Rate Period," with respect to the Preferred Shares, shall be the period from and including the Date of Original Issue thereof to but excluding the Initial Dividend Payment Date.

                  (qq) "Late Charge" shall have the meaning specified in paragraph 2(e)(iii) of Part I of this Section 11.1.

                  (rr) "Lead Broker-Dealer" shall mean a Broker-Dealer designated as such (solely for purposes of this Section 11.1) by the Trust from time to time in its discretion. Initially, the Lead Broker-Dealer shall be Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                  (ss) "Liquidation Preference," with respect to a given number of Preferred Shares, means $25,000 times that number.

                  (tt) "Market Value" of any asset of the Trust shall mean the fair market value of such asset as computed as follows: securities listed on the New York Stock Exchange are valued at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined; provided that, if there has been no sale on such day, the securities are valued at the last reported bid price estimated by a broker; and provided further that, if no bid prices are quoted on such day, then the security is valued by such method as the Board of Trustees or persons acting pursuant to procedures approved by the Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined, as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities or by reference to such other comparable source as the Trustees or persons acting pursuant to procedures approved by the Trustees deem appropriate to reflect their fair market value. The fair market value of certain fixed-income securities is computed based upon (i) the basis of prices provided by a Pricing Service or (ii) the lower of the value set forth in bids from two independent dealers in securities, in each case with interest accrued added to such computation for those assets of the Trust where such computation does not include interest accrued. The independent dealers from whom bids are sought shall be either (a) market makers in the securities being valued or (b) members of the National Association of Securities Dealers, Inc. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Trustees or persons acting pursuant to procedures approved by the Trustees believe reflect most closely the value of such securities.

                  (uu) "Maximum Rate" means, on any date on which the Applicable Rate is determined, the applicable percentage (as determined pursuant to the chart immediately below) of the Reference Rate on such date determined as set forth below based on the lower of the credit rating assigned to the Preferred Shares by Moody's or Fitch, subject to upward but not downward adjustment in the discretion of the Trustees after consultation with the Broker-Dealers and subject to paragraph 4(d) of
         Part I of this Section 11.1; provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount. If Moody's or Fitch or both shall not make such ratings available, the rate shall be determined by reference to equivalent ratings issued by a Substitute Rating Agency.

                           Credit Ratings
          ---------------------------------------------------     Applicable
               Moody's                            Fitch           Percentage:
          --------------------          ---------------------  ----------------
           "Aa3" or higher                    AA- or higher          150%
             "A3" to "A1"                       A- to A+             200%
           "Baa3" to "Baa1"                   BBB- to BBB+           225%
             Below "Baa3"                      Below BBB-            275%


                  (vv) "Minimum Rate Period" shall mean any Rate Period consisting of 7 Rate Period Days.

                  (ww) "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

                  (xx) "Moody's Discount Factor" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

                           (i) Common stock and preferred stock of REITs and
                  Other Real Estate Companies:

                                                                                              Discount
                                                                                         Factor/(1)(2)(3)/
                                                                                         -----------------
                   Common Stock of REITs                                                        154%
                   Preferred Stock of REITs
                        with Senior Unsecured Moody's (or S&P) rating                           154%
                        without Senior Unsecured Moody's (or S&P) rating:                       208%
                   Preferred Stock of Other Real Estate Companies
                         with Senior Unsecured Moody's (or S&P) rating:                         208%
                         without Senior Unsecured Moody's (or S&P) rating:                      250%

                   (1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate
                         Industry/Property Sector Classification which exceed
                         30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

                   (2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently
                         (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

                   (3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.



                           (ii) Debt Securities of REITs and Other Real Estate Companies(1):

                   ------------------- -------- ------- -------- ------- -------- -------- -------
                   Maturity in Years     Aaa      Aa       A      Baa      Ba        B     NR(2)
                   ------------------- -------- ------- -------- ------- -------- -------- -------
                           1            109%     112%    115%     118%    119%     125%     250%
                   ------------------- -------- ------- -------- ------- -------- -------- -------
                           2            115%     118%    122%     125%    127%     133%     250%
                   ------------------- -------- ------- -------- ------- -------- -------- -------
                           3            120%     123%    127%     131%    133%     140%     250%
                   ------------------- -------- ------- -------- ------- -------- -------- -------
                           4            126%     129%    133%     138%    140%     147%     250%
                   ------------------- -------- ------- -------- ------- -------- -------- -------
                           5            132%     135%    139%     144%    146%     154%     250%
                   ------------------- -------- ------- -------- ------- -------- -------- -------
                           7            139%     143%    147%     152%    156%     164%     250%
                   ------------------- -------- ------- -------- ------- -------- -------- -------
                           10           145%     150%    155%     160%    164%     173%     250%
                   ------------------- -------- ------- -------- ------- -------- -------- -------
                           15           150%     155%    160%     165%    170%     180%     250%
                   ------------------- -------- ------- -------- ------- -------- -------- -------
                           20           150%     155%    160%     165%    170%     190%     250%
                   ------------------- -------- ------- -------- ------- -------- -------- -------
                           30           150%     155%    160%     165%    170%     191%     250%
                   ------------------- -------- ------- -------- ------- -------- -------- -------


                   (1) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

                   (2) Unrated debt securities are limited to 10% of discounted
                       Moody's Eligible Assets. If a security is unrated by Moody's but is rated by S&P, a rating two numeric ratings below the S&P rating will be used, e.g., where the S&P rating is AAA, a Moody's rating of Aa2 will be used; where the S&P rating is AA+, a Moody's rating of Aa3 will be used. If a security is unrated by either Moody's or S&P, the percentage set forth under "NR" in this table will be used.

                           (iii) U.S. Treasury Securities and U.S. Treasury Strips:

                -------------------------------------------------------- ------------------- ------------------
                                                                            U.S Treasury       U.S. Treasury
                                                                             Securities           Strips
                                                                          Discount Factor     Discount Factor
                -------------------------------------------------------- ------------------- ------------------
                1 year or less.........................................         107%               107%
                -------------------------------------------------------- ------------------- ------------------
                2 years or less (but longer than 1 year)...............         113%               114%
                -------------------------------------------------------- ------------------- ------------------
                3 years or less (but longer than 2 years)..............         118%               120%
                -------------------------------------------------------- ------------------- ------------------
                4 years or less (but longer than 3 years)..............         123%               127%
                -------------------------------------------------------- ------------------- ------------------
                5 years or less (but longer than 4 years)..............         128%               133%
                -------------------------------------------------------- ------------------- ------------------
                7 years or less (but longer than 5 years)..............         135%               145%
                -------------------------------------------------------- ------------------- ------------------
                10 years or less (but longer than 7 years).............         141%               159%
                -------------------------------------------------------- ------------------- ------------------
                15 years or less (but longer than 10 years)............         146%               184%
                -------------------------------------------------------- ------------------- ------------------
                20 years or less (but longer than 15 years)............         154%               211%
                -------------------------------------------------------- ------------------- ------------------
                30 years or less (but longer than 20 years)............         154%               236%
                -------------------------------------------------------- ------------------- ------------------

                                      B-12

                  (iv) Short-Term Money Market Instruments and Cash. The Moody's Discount Factor applied to Moody's Eligible Assets that are Short-Term Money Market Instruments will be

                           (1) 100%, so long as such portfolio securities mature
                  or have a demand feature at par exercisable within 49 days of the relevant Valuation Date,

                           (2) 102%, so long as such portfolio securities mature
                  or have a demand feature at par not exercisable within 49 days of the relevant Valuation Date, and

                           (3) 125%, if such securities are not rated by
                  Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP- 1+/AA by S&P and mature or have a demand feature at par exercisable within 49 days of the relevant Valuation Date.

                           (4) A Moody's Discount Factor of 100% will be applied
                  to cash.

         (yy) "Moody's Eligible Assets" means

                  (i) Common stock, preferred stock and any debt security of REITs and Other Real Estate Companies.

                           (1) Common stock of REITs and preferred stock and any
                  debt security of REITs and Other Real Estate Companies: (A) which comprise at least 7 of the 14 Moody's Real Estate Industry/Property Sector Classifications listed below and of which no more than 35% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate classes of common stock, preferred stock, and debt securities, issued by at least 30 issuers; (C) issued by a single issuer which in the aggregate constitute no more than 7.0% of the Market Value of Moody's Eligible Assets, and (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of the Market Value of Moody's Eligible Assets; and

                           (2) Unrated debt securities issued by an issuer
                  which: (A) has not filed for bankruptcy within the past three years; (B) is current on all payments of principal and interest on its fixed income obligations; (C) is current on all preferred stock dividends; and (D) possesses a current, unqualified auditor's report without qualified, explanatory language; which unrated debt securities in the aggregate do not exceed 10% of the discounted Moody's Eligible Assets;

                  (ii) Interest rate swaps entered into according to International Swap Dealers Association standards if:

                           (1) the counterparty to the swap transaction has a
                  short-term rating of not less than P-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is Aa3 or higher; and

                           (2) the original aggregate notional amount of the
                  interest rate swap transaction or transactions is not to be greater than the Liquidation Preference of the Preferred Shares on the Date of Original Issue. Interest rate swap transactions will be marked-to-market daily;

                  (iii) U.S. Treasury Securities and Treasury Strips;

                  (iv) Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria; and

                  (v) Cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within 49 days of the relevant valuation date) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short-Term Money Market Instrument rating of at least P-1.

         (zz) "Moody's Real Estate Industry/ Property Sector Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following Industry Classifications (as defined by the National Association of Real Estate Investment Trusts ("NAREIT")):

                  (i) Office

                  (ii) Industrial

                  (iii)    Mixed

                  (iv)     Shopping Centers

                  (v)      Regional Malls

                  (vi)     Free Standing

                  (vii)    Apartments

                  (viii)   Manufactured Homes

                  (ix)     Diversified

                  (x)      Lodging/Resorts

                  (xi)     Health Care

                  (xii)    Home Financing

                  (xiii)   Commercial Financing

                  (xiv)    Self Storage

         The Trust will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment in consultation with the Independent Accountant and/or Moody's, as necessary.

         (aaa) "1940 Act" shall mean the Investment Company Act of 1940, as amended from time to time.

         (bbb) "1940 Act Cure Date," with respect to the failure by the Trust to maintain the 1940 Act Preferred Shares Asset Coverage (as required by paragraph 5 of Part I of this Section 11.1) as of the last Business Day of each month, shall mean the last Business Day of the following month.

         (ccc) "1940 Act Preferred Shares Asset Coverage" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares of beneficial interest, including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock), determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.

         (ddd) "Non-Call Period" has the meaning set forth under the definition of "Special Redemption Provisions."

         (eee) "Notice of Redemption" shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph 8(c) of Part I of this
Section 11.1.

         (fff) "Notice of Special Rate Period" shall mean any notice with respect to a Special Rate Period of Preferred Shares pursuant to paragraph 3(b) of Part I of this Section 11.1.

         (ggg) "Order" and "Orders" shall have the respective meanings specified in paragraph 1(a) of Part II of this Section 11.1.

         (hhh) "Other Real Estate Companies" means companies (other than REITs) which, in the judgment of the Trust's investment manager, generally derive at least 50% of their revenue from real estate or have at least 50% of their assets in real estate.

         (iii) "Outstanding" shall mean, as of any date, the number of Preferred Shares theretofore issued by the Trust except, without duplication, (i) any Preferred Shares theretofore canceled, redeemed or repurchased by the Trust, or delivered to the Auction Agent for cancellation, redemption or repurchase or with respect to which the Trust has given notice of cancellation, redemption or repurchase and irrevocably deposited with the Auction Agent sufficient funds to redeem or repurchase such shares and (ii) any Preferred Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust. Notwithstanding the foregoing, (A) in connection with any Auction, any Preferred Shares as to which the Trust or an Affiliate (other than an Affiliate that is a Broker-Dealer) is the Existing Holder will be disregarded and not deemed Outstanding; (B) for purposes of determining the Preferred Shares Basic Maintenance Amount, Preferred Shares held by the Trust will be disregarded and not deemed Outstanding.

         (jjj) "Person" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         (kkk) "Potential Beneficial Owner" with respect to the Preferred Shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of Preferred Shares but that wishes to purchase Preferred Shares, or that is a Beneficial Owner of Preferred Shares that wishes to purchase additional Preferred Shares.

         (lll) "Potential Holder" with respect to the Preferred Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Trust) that is not an Existing Holder of Preferred Shares or that is an Existing Holder of Preferred Shares that wishes to become the Existing Holder of additional Preferred Shares.

         (mmm) "Preferred Shares" shall have the meaning set forth under "DESIGNATION" above.

         (nnn) "Preferred Shares Basic Maintenance Amount" as of any Valuation Date, shall mean the dollar amount equal to the sum of:

                  (i) the sum of (A) the products resulting from multiplying the number of Outstanding Preferred Shares on such date by the Liquidation Preference (and applicable redemption premium, if any) per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) for each Outstanding Preferred Share to the 30th day after such Valuation Date (or, with respect to a Special Rate Period, to the next Dividend Payment Date); (C) the amount of anticipated non-interest expenses of the Trust for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to the Preferred Shares plus interest thereon actually accrued to such Valuation Date, together with 30 days' additional interest on the current outstanding balances calculated at the current rate; and
         (E) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, other indebtedness due within one year and any redemption premium due with respect to a redemption of the Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(D);

         less

                  (ii) the sum of any cash plus the value of any of the Trust's assets irrevocably deposited by the Trust for the payment of any (i)(B) through (i)(E) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if a security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value).

         (ooo) "Preferred Shares Basic Maintenance Cure Date," with respect to the failure by the Trust to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph 6(a) of Part I of this Section 11.1) as of a given Valuation Date, shall mean the tenth Business Day following such Valuation Date.

         (ppp) "Preferred Shares Basic Maintenance Report" shall mean a report signed by the President, Chief Operating Officer, Treasurer or any Vice President of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

         (qqq) "Premium Call Period" has the meaning set forth under the definition of "Special Redemption Provisions."

         (rrr) "Pricing Service" means any of the following: Bloomberg, Bridge Information Services, Chanin Capital Partners, CIBC World Markets, Thomson Financial Securities Management, Data Resources Inc., FRI Corporation, FT Interactive Data, International Securities Market Association, JP Morgan Pricing Services, Loan Pricing Corporation, Meenan, Mcdevitt & Co,. Inc., Merrill Lynch Securities Pricing Service, Muller Data Corp., Reuters, S&P/J.J. Kenny, Thomson Financial Securities Management, Telerate, Trepp Pricing, Van Kampen Merritt Investment Advisory Corp Pricing Service and Wood Gundy.

         (sss) "Quarterly Valuation Date" shall mean the last Valuation Date of each fiscal quarter of the Trust.

         (ttt) "Rate Period" shall mean the Initial Rate Period and any Subsequent Rate Period, including any Special Rate Period.

         (uuu) "Rate Period Days," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph 2(d) of Part I of this Section 11.1.

         (vvv) "Rating Agency" means a nationally recognized statistical rating organization.

         (www) "Redemption Default" has the meaning set forth in paragraph 2(e)(ii) of Part I of this Section 11.1.

         (xxx) "Redemption Price" shall mean the applicable redemption price specified in paragraph 8(a) or paragraph 8(b), as the case may be, of Part I of this Section 11.1.

         (yyy) "Reference Rate" means the applicable "AA" Financial Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

         (zzz) "REIT" means a real estate investment trust.

         (aaaa) "Remaining Shares" shall have the meaning specified in paragraph 4(a)(iv) of Part II of this Section 11.1.

         (bbbb) "S&P" shall mean Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors.

         (cccc) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

         (dddd) "Securities Depository" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Trust which agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

         (eeee) "Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph 1(a) of Part II of this Section 11.1.

         (ffff) "Senior Unsecured Rating" shall mean the opinion of a Rating Agency of the ability of an entity to honor senior unsecured financial obligations and contracts denominated in foreign and/or domestic currency.

         (gggg) "Series M" shall mean the Series M Auction Market Preferred Shares.

         (hhhh) "Short-Term Money Market Instruments" shall mean the following types of instruments if, on the date of purchase or other acquisition thereof by the Trust, the remaining term to maturity thereof is not in excess of 180 days:

                  (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

                  (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

                  (iii) overnight funds; and

                  (iv) U.S. Government Securities.

         (iiii) "Special Rate Period" shall have the meaning specified in paragraph 3(a) of Part I of this Section 11.1. For the avoidance of doubt, a Minimum Rate Period shall not be deemed to be a Special Rate Period.

         (jjjj) "Special Redemption Provisions" means, with respect to any Special Rate Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Trustees after consultation with the Broker-Dealers, during which the shares subject to such Special Rate Period are not subject to redemption at the option of the Trust and
(ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Trustees after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Rate Period will be redeemable at the Trust's option at a price per share equal to $25,000 plus accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables, in each case as determined by the Board of Trustees after consultation with the Broker-Dealers.

         (kkkk) "Submission Deadline" shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time

         (llll) "Submitted Bid" and "Submitted Bids" shall have the respective meanings specified in paragraph 3(a) of Part II of this Section 11.1.

         (mmmm) "Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in paragraph 3(a) of Part II of this Section 11.1.

         (nnnn) "Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph 3(a) of Part II of this Section 11.1.

         (oooo) "Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in paragraph 3(a) of Part II of this Section 11.1.

         (pppp) "Subsequent Rate Period" shall mean the period from and including the first day following the Initial Rate Period to but excluding the next Dividend Payment Date and any period thereafter from and including one Dividend Payment Date to but excluding the next succeeding Dividend Payment Date; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

         (qqqq) "Substitute Commercial Paper Dealer" shall mean Credit Suisse First Boston or Morgan Stanley & Co., Incorporated or their respective affiliates or successors, if such entities are commercial paper dealers; provided, however, that none of the entities named above shall be a Commercial Paper Dealer.

         (rrrr) "Substitute Rating Agency" means a Rating Agency selected by the Trust to act as a substitute Rating Agency to determine the credit rating of the Preferred Shares.

         (ssss) "Sufficient Clearing Bids" shall have the meaning specified in paragraph 3(a) of Part II of this Section 11.1.

         (tttt) "Treasury Bill" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

         (uuuu) "Treasury Index Rate" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity, treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, then the foregoing computations shall be based upon the average of comparable data as quoted to the Trust by at least three U.S. Government Securities Dealers.

         (vvvv) "Trust" shall mean AEW Real Estate Income Fund.

         (wwww) "Trustees" shall mean the trustees of the Trust.

         (xxxx) "U.S. Government Securities" shall mean direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption, including, without limitation, U.S. Treasury Securities and U.S. Treasury Strips.

         (yyyy) "U.S. Government Securities Dealer" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities dealer selected by the Trust as to which Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares) shall not have objected, and in each case their respective affiliates or successors, if such entities are U.S. Government Securities dealers.

         (zzzz) "U.S. Treasury Securities" shall mean direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

         (aaaaa) "U.S. Treasury Strips" shall mean securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program of the U.S. Treasury.

         (bbbbb) "Valuation Date" shall mean, for purposes of determining whether the Trust is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each week or such other date as the Trust and Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) may agree to for purposes of determining the Preferred Shares Basic Maintenance Amount.

         (ccccc) "Voting Period" shall have the meaning specified in paragraph 4(b)(i) of Part I of this Section 11.1.

         (ddddd) "Winning Bid Rate" shall have the meaning specified in paragraph 3(a) of Part II of this Section 11.1.

                                    PART 1.

1.       Number of Authorized Shares.

          The number of authorized shares constituting Series M shall be 1,120 shares.

2.       Dividends.

                  (a) Ranking. The Preferred Shares shall rank on a parity with one another and with shares of any other series of preferred shares of beneficial interest issued by the Trust as to the payment of dividends by the Trust and the distribution of assets upon liquidation of the Trust.

                  (b) Cumulative Cash Dividends. The Holders of Preferred Shares shall be entitled to receive, when, as and if declared by the Trustees, out of funds legally available therefor in accordance with the Declaration of Trust and applicable law, cumulative cash dividends at the Applicable Rate, determined as set forth in paragraph 2(e) of this
         Part I, and no more, payable on the Dividend Payment Dates determined pursuant to paragraph 2(d) of this Part I. Holders of Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on the Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Preferred Shares which may be in arrears, and, except to the extent set forth in paragraph 2(e)(iii) of this Part I, no additional sum of money shall be payable in respect of any such arrearage.

                  (c) Dividends Cumulative from Date of Original Issue. Dividends on the Preferred Shares shall accumulate at the Applicable Rate from the Date of Original Issue thereof.

                  (d) Dividend Payment Dates and Adjustment Thereof. Dividends shall be payable on the Preferred Shares for the Initial Rate Period on the Initial Dividend Payment Date, and on each 7th day thereafter (each date being a "Dividend Payment Date"); provided, however, that:

                           (i) if the day on which dividends would otherwise be
                  payable is not a Business Day, then such dividends shall be payable on the first Business Day that falls after such day (subject to paragraph 7 of Part II of this Section 11.1); and

                           (ii) notwithstanding this paragraph 2(d), the
                  Dividend Payment Dates with respect to a Special Rate Period shall be determined in the discretion of the Trust and set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Trust; provided, however, that with respect to any Special Rate Period consisting of more than 30 days, dividends shall be payable on first Business Day of each calendar month within such Special

                  Rate Period, if applicable, and on the Business Day following the last day of such Special Rate Period.

                           (iii) Each Dividend Payment Date determined pursuant
                  to this paragraph 2(d) shall be a Business Day when determined (and if not a Business Day at the time of payment, the provisions of clause (i) above will apply, subject to paragraph 7 of Part II of this Section 11.1);

                           (iv) Although any particular Dividend Payment Date
                  may not occur on the originally scheduled date because of the provisions hereof, the next succeeding Dividend Payment Date, subject to such provisions, will occur on the next following originally scheduled date; and

                           (v) notwithstanding the above, if for any reason a
                  Dividend Period for the Preferred Shares is scheduled to begin on the same day and end on the same day as a Dividend Period for any other series of preferred shares of beneficial interest of the Trust, then the last day of such Dividend Period for such other series of preferred shares of beneficial interest shall be the second Business Day next succeeding such scheduled day unless the Trust obtains the opinion of tax counsel referred to in this paragraph. Subject to the limitation in the next sentence, if for any reason a Dividend Payment Date cannot be fixed as described above, then the Trustees shall otherwise fix the Dividend Payment Date. In no event, however, may the Dividend Period of the Preferred Shares be co-extensive with any dividend period of any other series of preferred shares of beneficial interest unless the Trust has received an opinion of tax counsel that having such co-extensive periods will not affect the deductibility, for federal income tax purposes, of dividends paid on the different series of preferred shares of beneficial interest.

                  (e)      Dividend Rates and Calculation of Dividends.

                           (i) Dividend Rates. The dividend rate on the
                  Preferred Shares during the period from and after the Date of Original Issue to and including the last day of the Initial Rate Period shall be the Initial Dividend Rate. For each Subsequent Rate Period thereafter, the dividend rate on the Preferred Shares shall be equal to the rate per annum that results from an Auction (but the rate set at the Auction may not exceed the Maximum Rate) on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if an Auction for any such Subsequent Rate Period is not held for any reason (except as provided in paragraph 7 of Part II of this Section 11.1), the dividend rate for such Subsequent Rate Period will be the Maximum Rate on the Auction Date therefore (except (A) during a Default Period when the dividend rate shall be the Default Rate, as set forth in paragraph 2(e)(ii) below, or (ii) after a Default Period and prior to the beginning of the next Dividend Period, when the dividend rate shall be the

                  Maximum Rate at the close of business on the last day of such Default Period). The rate per annum at which dividends are payable on the Preferred Shares for any Rate Period thereof in accordance with this Section 11.1 is herein referred to as the "Applicable Rate."

                           (ii) Default Period. Subject to the cure provisions
                  in paragraph 2(e)(iii) below, a "Default Period" will commence on any date the Trust fails to deposit irrevocably in trust with the Auction Agent, not later than 12:00 Noon, New York City time, (A) on any Dividend Payment Date, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on the Preferred Shares (a "Dividend Default") or (B) on any redemption date set by the Trust with respect to any Preferred Shares, in funds available on such redemption date in The City of New York, New York, the full amount of any Redemption Price to be paid on such redemption date for any Preferred Shares with respect to which a Notice of Redemption has been mailed pursuant to paragraph 8(c) of Part I of this
                  Section 11.1 (a "Redemption Default," and together with a Dividend Default, hereinafter referred to as a "Default"); provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

                           Subject to the cure provisions of paragraph 2(e)(iii)
                  below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price, as applicable, shall have been deposited irrevocably in trust in same-day funds with the Auction Agent. The Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing during a Default Period shall be a Minimum Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period. The "Default Rate" shall be equal to the Reference Rate multiplied by three (3).

                           (iii) Curing a Default. No Default Period with
                  respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Trust to pay such dividend or Redemption Price) is deposited irrevocably in trust, in same-day funds with the Auction Agent by 12:00 noon, New York City time, within three Business Days after the applicable Dividend

                  Payment Date or redemption date set by the Trust, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising the period beginning on the applicable Dividend Payment Date or redemption date and ending on the date of such deposit, divided by 360 (a "Late Charge"). In the case of a default that is solely due to the willful failure of the Trust to pay a dividend or Redemption Price when due, the provisions of paragraph 2(e)(ii) above shall apply.

                           (iv) Calculation of Dividends. The amount of
                  dividends per share payable on the Preferred Shares on any date on which dividends shall be payable on the Preferred Shares shall be computed by multiplying the Applicable Rate in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof that such share was outstanding and the denominator of which shall be 360; and multiplying the rate obtained by $25,000, and rounding the amount so obtained to the nearest cent.

                  (f) Dividend Payments by Trust to Auction Agent. The Trust shall pay to the Auction Agent, not later than 12:00 noon, New York City time on each Dividend Payment Date for the Preferred Shares, an aggregate amount of funds available on such Dividend Payment Date equal to the dividends to be paid to all Holders of the Preferred Shares on such Dividend Payment Date. The Trust shall not be required to establish any reserves for payment of dividends on the Preferred Shares.

                  (g) Auction Agent as Trustee of Dividend Payments by Trust. All moneys paid to the Auction Agent for the payment of dividends or any Redemption Price (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends or any Redemption Price (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph 2(i) of this Part I of this Section
         11.1. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of such dividends or Redemption Price (and any such Late Charge) will, to the extent permitted by law, be repaid to the Trust at the end of 90 days from the date on which such moneys were so to have been applied.

                  (h) Dividends Paid to Holders. Each dividend on Preferred Shares shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Trust on the Business Day next preceding such Dividend Payment Date.

                  (i) Dividends Credited Against Earliest Accumulated But Unpaid Dividends. Any dividend payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid on any date as may be fixed by the Trustees, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Trust on the record date fixed by the Trustees, not exceeding 15 days preceding the payment date thereof.

3.       Designation of Special Rate Periods.

                  (a) Length of and Preconditions for Special Rate Period. The Trust, in consultation with the Lead Broker-Dealer, may designate any succeeding Subsequent Rate Period for the Preferred Shares as a "Special Rate Period" consisting of a specified number of Rate Period Days evenly divisible by 7 and not more than 1,820. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given as provided herein, (B) an Auction shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids shall have existed in such Auction, (C) if any Notice of Redemption shall have been mailed by the Trust pursuant to paragraph 8(c) of this Part I with respect to any Preferred Shares, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent and, if such redemption is subject to one or more conditions precedent, each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption, (D) full cumulative dividends on the Preferred Shares shall have been paid in full or deposited with the Auction Agent, (E) the Trust shall have obtained written confirmation from Moody's and Fitch, if Moody's and Fitch are then rating the Preferred Shares, and from any Substitute Rating Agency then rating the Preferred Shares, that such proposed Special Rate Period will not impair the rating then assigned by Moody's, Fitch or such Substitute Rating Agency to the Preferred Shares, and (F) the Lead Broker-Dealer shall not have objected to the declaration of the proposed Special Rate Period in writing.

                  (b) Notice of Proposed Special Rate Period. If the Trust proposes to designate any succeeding Rate Period as a Special Rate Period pursuant to paragraph 3(a) of this Part I, not fewer than seven Business Days (or two Business Days in the event the duration of the Dividend Period prior to such Special Rate Period is fewer than eight days) nor more than 30 Business Days prior to the date the Trust proposes to designate as the first day of such Special Rate Period, notice shall be (i) made by press release and (ii) communicated by the Trust by telephonic or other means to the Auction Agent and each Broker-Dealer and confirmed in writing promptly thereafter. Each such notice (a "Notice of Special Rate Period") shall state (A) that the Trust proposes to exercise its option to designate a Special Rate Period, specifying the first and last days thereof and the Maximum Rate for such Special Rate Period and (B) that the Trust will by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Special Redemption Provisions, or
         (y) its determination not to proceed with such Special Rate Period, in which latter event the succeeding Dividend Period shall be a Minimum Rate Period. No later than 3:00 P.M.,

         New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Trust shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

                           (I) a notice stating (A) that the Trust has
                  determined to designate the next succeeding Rate Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Special Redemption Provisions; or

                           (II) a notice stating that the Trust has determined
                  not to exercise its option to designate a Special Rate Period.

         If the Trust fails to deliver the notices required by this provision with respect to any designation of any proposed Special Rate Period to the Auction Agent by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (II) above.

                  (c) Special Redemption Provisions. Subject to the next sentence, the Notice of Special Rate Period relating to a Special Rate Period of the Preferred Shares, as delivered to the Auction Agent and Broker-Dealers and filed with the Secretary of the Trust, shall set forth any Special Redemption Provisions with respect to such Special Rate Period. A Notice of Special Rate Period may contain Special Redemption Provisions only if the Trustees, after consultation with the Broker-Dealers, determine that such Special Redemption Provisions are in the best interest of the Trust.

4.       Voting Rights.

                  (a) One Vote Per Share of Preferred Shares. Except as otherwise provided herein or in the Declaration of Trust or as otherwise required by law, (i) each Holder of Preferred Shares shall be entitled to one vote for each Preferred Share held by such Holder on each matter submitted to a vote of shareholders of the Trust, and (ii) the holders of outstanding preferred shares of beneficial interest of the Trust, including the Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that, subject to the division of the Trustees into classes with respect to their respective terms of office, as provided in the Declaration of Trust, at any meeting of the shareholders of the Trust held for the election of Trustees, the holders of outstanding preferred shares of beneficial interest of the Trust, including the Preferred Shares, represented in person or by proxy at said meeting shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust, to elect two Trustees of the Trust, each Preferred Share entitling the holder thereof to one vote. Subject to paragraph 4(b) of this Part I, the holders of outstanding Common Shares and preferred shares of beneficial interest, including the Preferred Shares, voting together as a single class, shall elect the balance of the Trustees.

(b)      Voting for Additional Trustees.

                  (i) Voting Period. Except as otherwise provided in the Declaration of Trust or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs
         (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares of beneficial interest, including the Preferred Shares, would constitute a majority of the Trustees as so increased by such smallest number, and the holders of preferred shares of beneficial interest, including the Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                           (A) if at the close of business on any Dividend
                  Payment Date accumulated dividends (whether or not earned or declared) on any outstanding preferred shares of beneficial interest, including the Preferred Shares, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                           (B) if at any time holders of preferred shares of
                  beneficial interest, including the Preferred Shares, are entitled under the 1940 Act to elect a majority of the Trustees of the Trust.

                  Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the holders of preferred shares of beneficial interest upon the further occurrence of any of the events described in this subparagraph (b)(i).

                  (ii) Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of preferred shares of beneficial interest, including the Preferred Shares, to elect additional Trustees as described in paragraph 4(b)(i) of this Part I, the Trust shall so notify the Auction Agent and a special meeting of such holders shall be called by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 90 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if such special meeting is not called, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares of beneficial interest, including the Preferred Shares, held during a Voting Period at which

         Trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), shall be entitled to elect the number of Trustees prescribed in paragraph 4(b)(i) of this Part I on a one-vote-per-share basis.

                  (iii) Terms of Office of Existing Trustees. The terms of office of all persons who are Trustees of the Trust at the time of a special meeting of Holders and holders of other preferred shares of beneficial interest to elect Trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of Trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent Trustees elected by the Holders and such other holders of preferred shares of beneficial interest and the remaining incumbent Trustees elected by the holders of the Common Shares and preferred shares of beneficial interest, shall constitute the duly elected Trustees.

                  (iv) Terms of Office of Certain Trustees to Terminate upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional Trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph 4(b)(i) of this Part I shall automatically terminate, the remaining Trustees shall constitute the Trustees of the Trust and the voting rights of the Holders and such other holders to elect additional Trustees pursuant to paragraph 4(b)(i) of this Part I shall cease, subject to the provisions of the last sentence of paragraph 4(b)(i) of this Part I.

         (c)      Holders of Preferred Shares to Vote on Certain Other Matters.

                  (i) Increase in Capitalization; Voluntary Petition for Bankruptcy. So long as any Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a "majority of the outstanding" Preferred Shares (unless a higher percentage is provided for herein or in the Declaration of Trust or by applicable law), in person or by proxy, either in writing or at a meeting, voting as a separate class, authorize, create or issue any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or authorize, create or issue additional Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of these Bylaws, the Trustees, without the vote or consent of the Holders of Preferred Shares, may from time to time authorize and create, and the Trust may from time to time issue, additional Preferred Shares or classes or series of other preferred shares of beneficial interest ranking on a parity with Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust if the Trust receives written confirmation from

         Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and from any Substitute Rating Agency then rating the Preferred Shares that such authorization, creation or issuance would not impair the rating then assigned by such Rating Agency to the Preferred Shares). So long as any Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a "majority of the outstanding" Preferred Shares (unless a higher percentage is provided for herein or in the Declaration of Trust or by applicable law), in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent.

                  For purposes of paragraph 4 of this Part I, "majority of the outstanding" Preferred Shares (or any other series of preferred shares of beneficial interest of the Trust, as applicable) means (i) 67% or more of such shares present at a meeting or represented by proxy, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

                  To the extent not prohibited by these Bylaws, the Declaration of Trust or applicable law, in the event more than one series of preferred shares of beneficial interest of the Trust is outstanding, if any action with respect to which Holders of Preferred Shares or of other preferred shares of beneficial interest of the Trust are granted voting rights under paragraph 4 of this Part I (including without limitation paragraphs 4(c) and 4(d)) would adversely affect the rights of one or more series of the Trust's preferred shares of beneficial interest (including the Preferred Shares) (each an "Affected Series") in a manner different from any other series of preferred shares of beneficial interest of the Trust, the Trust will not approve any such action without the affirmative vote or consent of the Holders of at least a "majority of outstanding" shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

                  (ii) 1940 Act Matters. Unless a higher percentage is provided for herein or in the Declaration of Trust or by applicable law, (A) the affirmative vote of the Holders of at least a "majority of the outstanding" Preferred Shares, voting as a separate class, shall be required to approve any conversion of the Trust from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a "majority of the outstanding" Preferred Shares, voting as a separate class, shall be required to approve any plan of "reorganization" (as such term is defined in Section 2(a)(33) of the 1940 Act) adversely affecting such shares. The affirmative vote of the Holders of at least a "majority of the outstanding" Preferred Shares, voting as a separate class, shall be required to approve any action not described in the first sentence of this paragraph 4(c)(ii) requiring a vote of security holders of the Trust under section 13(a) of the 1940 Act. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Trust shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) of the results of such vote.

         (d) Board May Take Certain Actions Without Shareholder Approval. The Trustees, without the vote or consent of the shareholders of the Trust, may from time to time amend, alter or repeal any provision of this Section 11.1 if such amendment, alteration or repeal would not adversely affect the preferences, rights or powers of the Holders of Preferred Shares or the holders of any other preferred shares of beneficial interest of the Trust expressly set forth in the Declaration of Trust or Bylaws; provided, however, that the Trustees receive written confirmation from Moody's (such confirmation being required to be obtained only in the event Moody's is then rating the Preferred Shares) or Fitch (such confirmation being required to be obtained only in the event that Fitch is then rating the Preferred Shares) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares) to the Preferred Shares. To the extent any shareholder vote is required under paragraph 4(d) of this Part I, (i) the affirmative vote of the Holders of at least a "majority of outstanding" Preferred Shares (or other series of preferred shares of beneficial interest of the Trust, as applicable) shall be required (unless a higher percentage is provided for herein or in the Declaration of Trust or by applicable law) and (ii) holders of Common Shares will have no rights unless required by law, the Declaration of Trust or these Bylaws.

         For purposes of the foregoing and paragraph 4(c) above, no matter shall be deemed adversely to affect any preference, right or power of a Holder of Preferred Shares or a holder of any other preferred shares of beneficial interest of the Trust unless such matter (a) adversely alters or abolishes any preferential right of such shares; (b) creates, adversely alters or abolishes any right in respect of redemption of such shares; or (c) creates or adversely alters (other than to abolish) any restriction on transfer applicable to such shares.

         Notwithstanding the foregoing, the Trustees may, without the vote or consent of the Holders of the Preferred Shares, from time to time amend, alter or repeal any or all of the provisions of paragraph 10 of this Part I, as well as any or all of the definitions contained within this Section 11.1 (and any terms defined within, or related to, such definitions), and any such amendment, alteration or repeal will be deemed not to affect the preferences, rights or powers of the Preferred Shares or the Holders thereof, provided the Trustees receive written confirmation from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that any such amendment, alteration or repeal would not impair the ratings then assigned to the Preferred Shares by Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares); provided, however, that such confirmation shall in no event be required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency's rating of the Preferred Shares.

         (e) Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

         (f) No Preemptive Rights or Cumulative Voting. The Holders of Preferred Shares shall have no preemptive rights or rights to cumulative voting.

         (g) Voting for Trustees Sole Remedy for Trust's Failure to Pay Dividends. In the event that the Trust fails to pay any dividends on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for Trustees pursuant to the provisions of this paragraph 4.

         (h) Holders Entitled to Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Section 11.1, by provisions of the Declaration of Trust, by statute or otherwise, no Holder shall be entitled to vote any Preferred Share and no Preferred Share shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph 8(c) of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No Preferred Shares held by the Trust shall have any voting rights or be deemed to be outstanding for voting or other purposes.

5.       1940 Act Preferred Shares Asset Coverage.

         The Trust shall maintain, as of the last Business Day of each month in which any Preferred Shares are outstanding, the 1940 Act Preferred Shares Asset Coverage.

6.       Preferred Shares Basic Maintenance Amount.

         (a) So long as Preferred Shares are outstanding, the Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the

         Preferred Shares) and Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares).

                  (b) (i) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Trust shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and the Auction Agent (if either Moody's or Fitch is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to each such party if such party receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Trust mails to such party for delivery on the next Business Day the full Preferred Shares Basic Maintenance Report.

                           (i) The Trust shall also deliver a Preferred Shares
                  Basic Maintenance Report to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares):

                                    (A) As of the last Valuation Date of each
                           calendar month (or, if such day is not a Business Day, the immediately preceding Business Day), and

                                    (B) As of any Quarterly Valuation Date, in
                           each case on or before the third Business Day after such day.

         A failure by the Trust to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Trust is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

                  (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph 6(b)(ii)(B) of this Part I relating to a Quarterly Valuation Date, the Trust shall deliver to Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and the Auction Agent (if either Moody's or Fitch is then rating the Preferred Shares) a letter from the Independent Accountant (an "Accountant's Confirmation") regarding the mathematical accuracy of the calculations reflected in such Preferred Shares Basic Maintenance Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was prepared by the Trust during the quarter ending on such Quarterly Valuation Date).

                  (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph 6(b)(i) of this Part I relating to any Valuation Date on which the Trust failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Trust shall cause the Independent Accountant to provide to Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and the Auction Agent (if either Moody's or Fitch is then rating the Preferred Shares) an Accountant's Confirmation regarding the mathematical accuracy of the calculations set forth in such Preferred Shares Basic Maintenance Report.

                  (e) If any Accountant's Confirmation delivered pursuant to paragraph 6(c) or 6(d) of this Part I shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) or Fitch Eligible Assets (if Fitch is then rating the Preferred Shares), as the case may be, of the Trust was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the Preferred Share), Fitch (if Fitch is then rating the Preferred Shares) and the Auction Agent (if either Moody's or Fitch is then rating the Preferred Shares) promptly following receipt by the Trust of such Accountant's Confirmation.

                  (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of the Preferred Shares, the Trust shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within ten Business Days of such Date of Original Issue, the Trust shall cause the Independent Accountant to deliver in writing to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) an Accountant's Confirmation regarding the mathematical accuracy of the calculations reflected in such Preferred Shares Basic Maintenance Report.

                  (g) On or before 5:00 p.m., New York City time, on the third Business Day after:

                           (i) the Trust shall have redeemed Common Shares,

                           (ii) the ratio of the Discounted Value of Moody's
                  Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 115%, if Moody's is then rating the Preferred Shares,

                           (iii) the ratio of the Discounted Value of Fitch
                  Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 115%, if Fitch is then rating the Preferred Shares, or

                           (iv) a written request by Moody's (if Moody's is then
                  rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares),

         the Trust shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such event.

7.       Restrictions on Dividends and Other Distributions.

                  (a) Dividends on Parity Shares. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Shares through their most recent Dividend Payment Date. When dividends are not paid in full upon the Preferred Shares through their most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Trust ranking on a parity as to the payment of dividends with the Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon the Preferred Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with the Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on the Preferred Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares of beneficial interest bear to each other.

                  (b) Dividends and Other Distributions with Respect to Common Shares Under the 1940 Act. The Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Trust maintains, at the time of any such declaration or purchase, the 1940 Act Preferred Shares Asset Coverage after deducting the amount of such dividend, distribution or purchase price, as the case may be.

                  (c) Other Restrictions on Dividends and Other Distributions. For so long as any Preferred Shares are outstanding, and except as otherwise contemplated by these Bylaws, (A) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Trust ranking junior to the Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the Preferred Shares through their most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Trust has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (iii) immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) would each at least equal the Preferred Shares Basic Maintenance Amount.

8.       Redemption.

                  (a)      Optional Redemption.

                           (i) Subject to the provisions of subparagraph (iii)
                  of this paragraph 8(a) and to any applicable Special Redemption Provisions, Preferred Shares may be redeemed from time to time, at the option of the Trust, in whole or in part, on any Dividend Payment Date, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that Preferred Shares may not be redeemed at the option of the Trust during the Initial Rate Period.

                           (ii) If fewer than all of the outstanding Preferred
                  Shares are to be redeemed pursuant to subparagraph (i) of this paragraph 8(a), the number of shares to be redeemed shall be determined by the Trustees, and such shares shall be redeemed pro rata from the Holders of Preferred Shares in proportion to the number of Preferred Shares held by such Holders.

                           (iii) The Trust may not on any date give a Notice of
                  Redemption pursuant to paragraph 8(c) of this Part I in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (1) the Trust has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of such shares on such redemption date and (2) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred

                  Shares) each at least equals the Preferred Shares Basic Maintenance Amount and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. The Trust shall not be required to have available Deposit Securities as described in clause (1) of this subparagraph
                  (iii) in respect of a redemption of the Preferred Shares, in whole or in part, contemplated to be effected pursuant to paragraph 8(a) where such redemption is subject to the issuance of shares of any other series of preferred shares of beneficial interest of the Trust.

                  (b) Mandatory Redemption. The Trust shall redeem Preferred Shares, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Trustees for redemption, if the Trust fails to have either Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) or Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the terms of this Section 11.1, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of:

                           (i) the minimum number of Preferred Shares, together
                  with all other preferred shares of beneficial interest subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be, would have resulted in the Trust's (A) having Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or (B) maintaining the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of Preferred Shares and other preferred shares of beneficial interest the redemption or retirement of which would have had such result, all Preferred Shares and other preferred shares of beneficial interest then outstanding shall be redeemed), and

                           (ii) the maximum number of Preferred Shares, together
                  with all other preferred shares of beneficial interest subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration of Trust and applicable law.

                  In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset

         Coverage, as the case may be, pro rata among Preferred Shares and other preferred shares of beneficial interest (and, then, pro rata among the Preferred Shares) subject to redemption or retirement.

                  The Trust shall effect such redemption on the date fixed by the Trust therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of the Preferred Shares and other preferred shares of beneficial interest that are required to be redeemed pursuant to (i) above but which cannot be redeemed because of the operation of (ii) above or the Trust otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Trust shall redeem those Preferred Shares and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding Preferred Shares are to be redeemed pursuant to this paragraph 8(b), the number of Preferred Shares to be redeemed shall be redeemed pro rata from the Holders of Preferred Shares in proportion to the number of Preferred Shares held by such Holders.

                  (c) Notice of Redemption. If the Trust shall determine or be required to redeem Preferred Shares pursuant to paragraph 8(a) or 8(b) of this Part I, it shall mail a notice (a "Notice of Redemption") with respect to such redemption by first-class mail, postage prepaid, to each Holder of the Preferred Shares, at such Holder's address as the same appears on the record books of the Trust on the record date established by the Trustees, and shall provide such notice to the Auction Agent. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state:

                           (1) the redemption date;

                           (2) the number of Preferred Shares to be redeemed;

                           (3) the CUSIP number for the Preferred Shares;

                           (4) the Redemption Price;

                           (5) that dividends on the Preferred Shares to be
                  redeemed will cease to accumulate on such redemption date; and

                           (6) the provisions of this paragraph 8 under which
                  such redemption is made.

                  If fewer than all the Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of Preferred Shares to be redeemed from such Holder. The Trust may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph 8(a) of this Part I that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

                  (d)      No Redemption Under Certain Circumstances.

                           (i) Notwithstanding the provisions of paragraphs 8(a)
                  or 8(b) of this Part I, if any dividends on the Preferred Shares (whether or not earned or declared) are in arrears, no Preferred Shares shall be redeemed unless all outstanding Preferred Shares are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any Preferred Shares; provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding Preferred Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to Holders of all outstanding Preferred Shares.

                           (ii) To the extent that any redemption for which a
                  Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration of Trust and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Preferred Shares shall be deemed to exist at any time there is a Redemption Default with respect to a redemption specified in a Notice of Redemption.

                  Notwithstanding the fact that the Trust may not have redeemed Preferred Shares for which a Notice of Redemption has been mailed, dividends may be declared and paid on Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

                  (e) Auction Agent as Trustee of Redemption Payments by Trust. All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

                  (f) Shares for Which Notice of Redemption Has Been Given Are No Longer Outstanding. Provided a Notice of Redemption has been mailed pursuant to paragraph 8(c) of this Part I, upon the deposit with the Auction Agent (not later than 12:00 Noon, New York City time, on the date fixed for redemption thereby, in funds available on such date in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be Outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate (including without limitation voting rights), except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph 2(e)(iii) of this
         Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of Preferred Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Trust shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of:

                           (i) the aggregate Redemption Price of the Preferred
                  Shares called for redemption on such date, and

                           (ii) all other amounts to which Holders of Preferred
                  Shares called for redemption may be entitled.

                            Any funds so deposited that are unclaimed at the end
                   of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Trust, after which time the Holders of Preferred Shares so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled. The Trust shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

                  (g) Compliance with Applicable Law. In effecting any redemption pursuant to this paragraph 8, the Trust shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, and shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

                  (h) Only Whole Preferred Shares May Be Redeemed. In the case of any redemption pursuant to this paragraph 8, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Declaration of Trust would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

9.       Liquidation Rights.

                  (a) Ranking. The Preferred Shares shall rank on a parity with one another and with shares of any other series of preferred shares of beneficial interest as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

                  (b) Distributions upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the Holders of

         Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Trust available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Trust ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds. After the payment to the Holders of the Preferred Shares of the full preferential amounts provided for in this paragraph 9(b), the Holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Trust.

                  (c) Pro Rata Distributions. In the event the assets of the Trust available for distribution to the Holders of Preferred Shares upon any dissolution, liquidation, or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph 9(b) of this Part I, no such distribution shall be made on account of any shares of any other class or series of preferred shares of beneficial interest ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

                  (d) Rights of Junior Shares. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, after payment shall have been made in full to the Holders of the Preferred Shares as provided in paragraph 9(b) of this Part I, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

                  (e) Certain Events Not Constituting Liquidation. Neither the sale of all or substantially all, or any portion of, the property or business of the Trust, nor the merger or consolidation of the Trust into or with any business trust or other entity nor the merger or consolidation of any business trust or other entity into or with the Trust shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this paragraph 9.

         10. Certain Other Restrictions. So long as any Preferred Shares are Outstanding and Fitch or Moody's so requires, the Trust will not, unless it has received written confirmation from Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred

Shares) that any such action would not impair the rating then assigned by such Rating Agency to the Preferred Shares, engage in any one or more of the following transactions:

                  (a) purchase or sell futures contracts or options thereon with respect to portfolio securities or write put or call options on portfolio securities;

                  (b) except in connection with a refinancing of the Preferred Shares, issue additional shares of any series of preferred shares of beneficial interest, including the Preferred Shares, or reissue any preferred shares of beneficial interest, including any Preferred Shares, previously purchased or redeemed by the Trust;

                  (c) engage in any short sales of securities;

                  (d) lend portfolio securities; or

                  (e) merge or consolidate into or with any other fund.

         For purposes of determining Moody's Eligible Assets: (i) if the Trust writes a call option, the underlying asset will be valued as follows: (A) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the Preferred Shares, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (B) otherwise, it will be considered to have a value of $0; (ii) if the Trust writes a put option, the underlying asset will be valued as follows: the lesser of (A) the exercise price and (B) the Discounted Value of the underlying security; and (iii) call or put option contracts which the Trust buys will be considered to have a value of $0.

         For so long as the Preferred Shares are rated by Moody's: (A) the Trust will not engage in options transactions for leveraging or speculative purposes,
(B) the Trust will not write or sell any anticipatory contracts pursuant to which the Trust hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Trust will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount;
(D) the Trust will not enter into an option transaction with respect to portfolio securities unless after giving effect to such transaction the Trust would continue to be in compliance with the provisions of this Section 11.1 relating to the Preferred Shares Basic Maintenance Amount; (E) for purposes of the Preferred Shares Basic Maintenance Amount, assets in margin accounts are not Moody's Eligible Assets; (F) the Trust shall write only exchange-traded options on exchanges approved by Moody's; (G) where delivery may be made to the Trust with any one or more of a class of securities, the Trust shall assume for purposes of the Preferred Shares Basic Maintenance Amount that it takes delivery of that security which yields the lowest valuation; (H) the Trust will not engage in forward contracts; and (I) there shall be a quarterly audit made of the Trust's options transactions by the Independent Accountant to confirm that the Trust is in compliance with these standards; provided, however, that the audit referenced in the preceding clause shall not be required, with respect to a quarterly period, if the Trust has not engaged in options transactions during such quarterly period.

11.      Miscellaneous.

                  (a) No Fractional Shares. No fractional Preferred Shares shall be issued.

                  (b) Status of Preferred Shares Redeemed, Exchanged or Otherwise Acquired by the Trust. Preferred Shares which are redeemed, exchanged or otherwise acquired by the Trust shall return to the status of authorized and unissued preferred shares of beneficial interest without designation as to series.

                  (c) Board May Resolve Ambiguities. To the extent permitted by applicable law, the Trustees may interpret or adjust the provisions of this Section 11.1 to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Section 11.1 with respect to the Preferred Shares prior to the issuance of the Preferred Shares.

                  (d) Heading Not Determinative. The headings contained in this
         Section 11.1 are for convenience of reference only and shall not affect the meaning or interpretation of this Section 11.1.

                  (e) Notices. All notices or communications to be given pursuant to this Section 11.1, unless otherwise specified in this
         Section 11.1, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

                                    PART II.

1. Orders. Unless otherwise permitted by the Trust, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold in its own account as a Beneficial Owner; provided, however, that a Broker-Dealer that is an Affiliate of the Trust may not hold Preferred Shares in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. A Broker-Dealer that is an Affiliate of the Trust may submit Orders to the Auction Agent as provided herein, but only if such Orders are not for its own account.

                  (a) Prior to the Submission Deadline on each Auction Date for the Preferred Shares:

                  (i) each Beneficial Owner of Preferred Shares may submit to its Broker-Dealer by telephone or otherwise information as to:

                           (A) the number of Outstanding Preferred Shares, if
                  any, held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for Preferred Shares for the next succeeding Rate Period;

                           (B) the number of Outstanding Preferred Shares, if
                  any, held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for Preferred Shares for the next succeeding Rate Period for the Preferred Shares shall be less than the rate per annum specified by such Beneficial Owner; and/or

                           (C) the number of Outstanding Preferred Shares, if
                  any, held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the Preferred Shares for the next succeeding Rate Period; and

                  (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith, for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of Preferred Shares, if any, which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for Preferred Shares for the next succeeding Rate Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

         For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or
(ii) of this paragraph 1(a) is hereinafter referred to as an "Order" and collectively as "Orders," and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders." Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

                  (b) (i) A Bid by a Beneficial Owner or an Existing Holder of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of Outstanding Preferred Shares
                  specified in such Bid if the Applicable Rate for Preferred Shares determined on such Auction Date shall be less than the rate specified therein;

                           (B) such number or a lesser number of Outstanding
                  Preferred Shares to be determined as set forth in clause (iv) of paragraph 4(a) of this Part II if the Applicable Rate for Preferred Shares determined on such Auction Date shall be equal to the rate specified therein; or

                           (C) the number of Outstanding Preferred Shares
                  specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for Preferred Shares, or such number or a lesser number of Outstanding Preferred Shares to be determined as set forth in clause (iii) of paragraph 4(b) of this Part II if the rate specified therein shall be higher than the Maximum Rate for Preferred Shares and Sufficient Clearing Bids for the Preferred Shares do not exist.

                  (ii) A Sell Order by a Beneficial Owner or an Existing Holder of Preferred Shares Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of Outstanding Preferred Shares
                  specified in such Sell Order; or

                           (B) such number or a lesser number of Outstanding
                  Preferred Shares as set forth in clause (iii) of paragraph 4(b) of this Part II if Sufficient Clearing Bids for the Preferred Shares do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph 2(c) of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of paragraph 5 of this Part II or
                  (2) such Broker-Dealer reasonably believes it is not the Existing Holder of such shares, and such Broker-Dealer has informed the Auction Agent of such belief pursuant to the terms of its Broker-Dealer Agreement.

                  (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                           (A) the number of Outstanding Preferred Shares
                  specified in such Bid if the Applicable Rate for Preferred Shares determined on such Auction Date shall be higher than the rate specified therein; or

                           (B) such number or a lesser number of Outstanding
                  Preferred Shares as set forth in clause (v) of paragraph 4(a) of this Part II if the Applicable Rate for Preferred Shares determined on such Auction Date shall be equal to the rate specified therein.

                  (c) No Order for any number of Preferred Shares other than whole shares shall be valid.

2.       Submission of Orders by Broker-Dealers to Auction Agent.

                  (a) Each Broker-Dealer shall submit in writing or through the Auction Agent's auction processing system to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

                           (i) the name of the Bidder placing such Order (which
                  shall be the Broker- Dealer unless otherwise permitted by the Trust);

                           (ii) the aggregate number of Outstanding Preferred
                  Shares that are the subject of such Order;

                           (iii) to the extent that such Bidder is an Existing
                  Holder of Preferred Shares:

                                    (A) the number of Preferred Shares, if any,
                           subject to any Hold Order of such Existing Holder;

                                    (B) the number of Preferred Shares, if any,
                           subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                                    (C) the number of Preferred Shares, if any,
                           subject to any Sell Order of such Existing Holder;
                           and

                           (iv) to the extent such Bidder is a Potential Holder
                  of Preferred Shares, the rate and number of Preferred Shares specified in such Potential Holder's Bid.

                  (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

                  (c) If an Order or Orders covering all of the outstanding Preferred Shares held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding Preferred Shares held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding Preferred Shares held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 91 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding Preferred Shares held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

                  (d) If one or more Orders of an Existing Holder are submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                           (i) all Hold Orders shall be considered valid, but
                  only up to and including in the aggregate the number of Outstanding Preferred Shares held by such Existing Holder, and if the number of Preferred Shares subject to such Hold Orders exceeds the number of Outstanding Preferred Shares held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover exactly the number of Outstanding Preferred Shares held by such Existing Holder;

                           (ii) (A) any Bid shall be considered valid up to and
                  including the excess of the number of Outstanding Preferred Shares held by such Existing Holder over the Preferred Shares subject to any Hold Orders referred to in clause (i) above;

                                    (B) subject to subclause (A), if more than
                           one Bid of an Existing Holder for Preferred Shares is submitted to the Auction Agent with the same rate and the number of Outstanding Preferred Shares subject to such Bids is greater than the excess of the number of Outstanding Preferred Shares held by such Existing Holder over the Preferred Shares subject to any Hold Orders referred to in clause (i) above, such Bids shall be considered valid up to and including the amount of such excess, and the number of Preferred Shares subject to each Bid with the same rate shall be reduced pro rata to cover exactly the number of Preferred Shares equal to such excess;

                                    (C) subject to subclauses (A) and (B), if
                           more than one Bid of an Existing Holder for Preferred Shares is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of the excess of the number of Outstanding Preferred Shares held by such Existing Holder over the Preferred Shares subject to any Hold Orders referred to in clause (i) above; and

                                    (D) in any such event, the number, if any,
                           of such Outstanding Preferred Shares subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for Preferred Shares by or on behalf of a Potential Holder at the rate therein specified; and

                           (iii) all Sell Orders shall be considered valid up to
                  and including the excess of the number of Outstanding Preferred Shares held by such Existing Holder over the sum of the Preferred Shares subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

                  (e) If more than one Bid is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid, with the rate and number of shares therein specified.

                  (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

                  (g) The Trust shall not be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with the Auction Procedures contained in this Part II of Section 11.1.

3. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

                  (a) Not earlier than the Submission Deadline on each Auction Date for the Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine:

                  (i) the excess of the number of Outstanding Preferred Shares over the number of Outstanding Preferred Shares subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares");

                  (ii) from the Submitted Orders whether:

                           (A) the number of Outstanding Preferred Shares
                  subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate; exceeds or is equal to the sum of:

                           (B) the number of Outstanding Preferred Shares
                  subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate; and

                           (C) the number of Outstanding Preferred Shares
                  subject to Submitted Sell Orders

                  (in the event such excess or such equality exists (other than because the number of Preferred Shares in subclauses (B) and
                  (C) above is zero because all of the Outstanding Preferred Shares are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

                  (iii) if Sufficient Clearing Bids exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate") which if:

                           (A) (I) each such Submitted Bid of Existing Holders
                  specifying the Winning Bid Rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares that are subject to such Submitted Bids; and

                           (B) (I) each such Submitted Bid of Potential Holders
                  specifying such Winning Bid Rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted, thus entitling such Potential Holders to purchase the number of Preferred Shares that are subject to such Submitted Bids;

                  would result in such Existing Holders described in subclause
                  (A) above continuing to hold an aggregate number of Outstanding Preferred Shares which, when added to the number of Outstanding Preferred Shares to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares.

                  (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph 3(a) of this Part II, the Auction Agent shall advise the Trust of the Maximum Rate for the Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for Preferred Shares for the next succeeding Rate Period thereof as follows:

                           (i) if Sufficient Clearing Bids for Preferred Shares
                  exist, that the Applicable Rate for all Preferred Shares for the next Succeeding Rate Period thereof shall be equal to the Winning Bid Rate so determined;

                           (ii) if Sufficient Clearing Bids do not exist (other
                  than because all of the Outstanding Preferred Shares are subject to Submitted Hold Orders), that the Applicable Rate for all Preferred Shares for the next succeeding Rate Period thereof shall be equal to the Maximum Rate; or

                           (iii) if all of the Outstanding Preferred Shares are
                  subject to Submitted Hold Orders, that the Dividend Period next succeeding the Auction shall automatically be the same length as the immediately preceding Dividend Period and the Applicable Rate for all Preferred Shares for the next succeeding Dividend Period thereof shall be 80% of the Reference Rate.

4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares.

         Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph 3(a) of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

                  (a) If Sufficient Clearing Bids have been made, all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs 4(d) and 4(e) of this Part II, Submitted Bids shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                           (i) Existing Holders' Submitted Bids specifying any
                  rate that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

                           (ii) Existing Holders' Submitted Bids specifying any
                  rate that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

                           (iii) Potential Holders' Submitted Bids specifying
                  any rate that is lower than the Winning Bid Rate shall be accepted;

                           (iv) Each Existing Holder's Submitted Bid specifying
                  a rate that is equal to the Winning Bid Rate shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("Remaining Shares") equal to the excess of the Available Preferred Shares over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and
                  (iii) of this paragraph 4(a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares obtained by multiplying the number of Remaining Shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate; and

                           (v) each Potential Holder's Submitted Bid specifying
                  a rate that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of Preferred Shares obtained by multiplying the number of shares in the excess of the Available Preferred Shares over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph 4(a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate.

                  (b) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding Preferred Shares are subject to Submitted Hold Orders), subject to the provisions of paragraph 4(d) of this Part II, Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                           (i) Existing Holders' Submitted Bids specifying any
                  rate that is equal to or lower than the Maximum Rate shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

                           (ii) Potential Holders' Submitted Bids specifying any
                  rate that is equal to or lower than the Maximum Rate shall be accepted; and

                           (iii) Each Existing Holder's Submitted Bid specifying
                  any rate that is higher than the Maximum Rate and the Submitted Sell Orders of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of Preferred Shares obtained by multiplying the number of Preferred Shares subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to all such Submitted Bids and Submitted Sell Orders.

                  (c) If all of the Outstanding Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids shall be rejected.

                  (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph 4(a) or clause (iii) of paragraph 4(b) of this Part II, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a Preferred Share on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

                  (e) If, as a result of the procedures described in clause (v) of paragraph 4(a) of this Part II, any Potential Holder would be entitled or required to purchase less than a whole Preferred Share on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares for purchase among Potential Holders so that only whole shares of Preferred Shares are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares on such Auction Date.

                  (f) Based on the results of each Auction, the Auction Agent shall determine the aggregate number of Preferred Shares to be purchased and the aggregate number of Preferred Shares to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

                  (g) Neither the Trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares or to pay for Preferred Shares sold or purchased pursuant to the Auction Procedures or otherwise.

5.       Transfer of Preferred Shares.

         Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this paragraph 5 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

6.       Global Certificate.

         Prior to the commencement of a Voting Period, (i) all of the Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of Preferred Shares shall be made on the books of the Trust to any Person other than the Securities Depository or its nominee.

7.       Force Majeure.

                  (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, extreme weather, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or if the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period shall be the Applicable Rate determined on the previous Auction Date.

                  (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business


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         due to an act of God, natural disaster, extreme weather, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or if the dividend payable on such date can not be paid for any such reason, then:

                           (i) The Dividend Payment Date for the affected
                  Dividend Period shall be the next Business Day on which the Trust and the Auction Agent are able to cause the dividend to be paid using commercially reasonable best efforts;

                           (ii) The affected Dividend Period shall end on the
                  day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

                           (iii) The next Dividend Period will begin and end on
                  the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date

         8. Auction Agent. For so long as any Preferred Shares are outstanding, the Auction Agent, duly appointed by the Trust so to act, shall be in each case a commercial bank, trust company or other institution independent of the Trust and its Affiliates (which, however, may engage or have engaged in business transactions with the Trust or its Affiliates), and at no time shall the Trust or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Trustees shall attempt to appoint another qualified commercial bank, trust company or other institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of the Preferred Shares shall be conclusive and binding on the Broker-Dealers.


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